OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
                 Supplement dated February 15, 1996 to the
                    Prospectus dated February 15, 1996

The Prospectus is changed as follows:

     In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares," (2) sales of Class B shares described in "Distribution and Service Plan for Class B Shares," or (3) sales of Class C shares described in "Distribution and Service Plan for Class C Shares," the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for Class A, B and C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be .75% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $1 million or more and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are sales of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and tax-exempt funds) for (1) new Individual Retirement Accounts ("IRAs"), using the OppenheimerFunds prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the IRA is established and the purchase payment is received during the period from January 1, 1996 through April 15, 1996 (the "promotion period") or, (2) IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the purchase payment is received during the
promotion period.   "Qualifying transactions" also include
purchases of shares of Oppenheimer funds for existing OppenheimerFunds or A.G. Edwards & Sons, Inc. prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover from an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds. To qualify, the payment for the shares purchased for a rollover to an OppenheimerFunds prototype IRA or for a rollover, direct rollover or trustee-to-trustee transfer to an A.G. Edwards
& Sons, Inc. prototype IRA must be received during the promotion period, or the acceptance of a direct rollover or trustee-to-trustee transfer to an OppenheimerFunds prototype IRA must be acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing OppenheimerFunds account.

February 15, 1996                                                PS0257.003

OPPENHEIMER
QUEST GROWTH & INCOME VALUE FUND

Prospectus dated February 15, 1996

Oppenheimer Quest Growth & Income Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by OpCap Advisors ("the Sub-Adviser") to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests its assets in common stocks (with emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest in lower-quality, high-yielding convertible debt securities and other debt securities, and currently intends to limit its investments in such lower quality securities to no more than 25% of its assets. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Restrictions and Techniques" for more information about the types of securities in which the Fund invests, its investment methods and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 15, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                    (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          ABOUT THE FUND
          Expenses
          A Brief Overview of the Fund
          Financial Highlights
          Investment Objective and Policies
          How the Fund is Managed
          Performance of the Fund



          ABOUT YOUR ACCOUNT
          How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
          Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
          How to Sell Shares
          By Mail
          By Telephone
          How to Exchange Shares
          Shareholder Account Rules and Policies
          Dividends, Capital Gains and Taxes

          Appendix A: Special Sales Charge Arrangements for
          Shareholders of the Fund Who Were Shareholders of the
          Former Quest for Value Funds

          Appendix B: Description of Ratings

A B O U T  T H E  F U N D

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1995.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account" from pages __ through __ for an explanation of how and when these charges apply.

                                Class A    Class B            Class C
                                Shares     Shares             Shares
------------------------------------------------------------------------
Maximum Sales                   5.75%      None               None
Charge on Purchases
(as a % of offering price)
------------------------------------------------------------------------
Sales Charge on                 None       None               None
Reinvested Dividends
------------------------------------------------------------------------
Deferred Sales Charge           None(1)    5% in the first    1.0% if
(as a % of the lower of the                year, declining    shares are
original purchase price or                 to 1% in the       redeemed
redemption proceeds)                       sixth year and     within 12
                                           eliminated         months of
                                           thereafter(2)      purchase(2)
------------------------------------------------------------------------
Exchange Fee                    None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans), in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares. See "How to Buy Shares - Buying Class A Shares," below. Class A shares of the Fund purchased without an initial sales charge on or before November 24, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.
(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges.

 -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements included in the Statement of Additional Information.

 The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1995. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "Management Fees" and "Total Fund Operating Expenses" have been restated to reflect the elimination, concurrently with the acquisition by the Manager described below under "How the Fund is Managed - The Sub-Adviser", of a voluntary management fee waiver. Had the voluntary fee waiver remained in effect, the "Management Fees" would have been 0.82%, 0.83% and 0.81% for Class A, Class B and Class C shares, respectively, and "Total Fund Operating Expenses" would have been 1.96%, 2.57% and 2.84% for Class A, Class B and Class C shares, respectively.

 The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that class), and a distribution fee of 0.15% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees of 0.25% of average annual net assets of the class, and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

 The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                            Class A      Class B       Class C
                            Shares       Shares        Shares
---------------------------------------------------------------
Management Fees             0.85%        0.85%         0.85%
---------------------------------------------------------------
12b-1 Distribution
Plans Fees                  0.40%        1.00%         1.00%
---------------------------------------------------------------
Other Expenses              0.74%        0.74%         1.03%
---------------------------------------------------------------
Total Fund
Operating Expenses          1.99%        2.59%         2.88%

 -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

               1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares $77       $116       $159       $276
Class B Shares $76       $111       $158       $265
Class C Shares $         $          $          $320

 If you did not redeem your investment, it would incur the following expenses:

               1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares $77       $116       $159       $276
Class B Shares $26       $ 81       $138       $265
Class C Shares $29       $ 89       $152       $320

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy
Shares - Buying Class B Shares" for more information.

 These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

 Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

 -- What is the Fund's Investment Objective? The Fund's investment objective is to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by the Sub-Adviser to be undervalued in the marketplace and to offer the possibility of increased value.

 -- What does the Fund Invest In? The Fund may invest in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. By focusing its purchases of equity securities on those issued by mature companies that the Fund believes are undervalued, the Fund seeks to achieve both its objectives of capital appreciation as well as income from dividends. The Fund's purchases of convertible securities also gives it the potential of capital growth and investment income prior to conversion. The Fund's purchases of debt securities further the objective of investment income and offer potential for capital appreciation in an economic environment of declining interest rates or as a result of improved issuer credit quality. The Fund may invest up to 25% of its total assets in lower-grade, high yield debt securities (commonly known as "junk bonds"). It is anticipated that the Fund will be generally less volatile than the market as a result of its investment approach. The Fund may assume a temporary defensive position when appropriate to do so by investing in money market instruments as defined herein. These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page ___.

 -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $40 billion in assets. The Manager handles the day-to-day business of the Fund. The Fund also has a sub-adviser, OpCap Advisors (the "Sub-Adviser") which is responsible for choosing the Fund's investments. The Manager is paid an advisory fee by the Fund. The Manager, not the Fund, pays the Sub-Adviser. The Fund has a portfolio manager, Mr. Colin Glinsman, who is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page __ for more information about the Manager, the Sub-Adviser and their fees.

 -- How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds, including convertible bonds, are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest up to 25% of its total assets in high yield, lower-grade securities (commonly known as "junk bonds"). Those securities may be subject to greater market fluctuations and risk of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

 While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. The Fund's investment allocation mix among equity securities, convertible securities and debt securities, which will change from time to time, is anticipated to result in the Fund being generally less volatile than the market. Please refer to "Investment Objective and Policies" starting on page __ for a more complete discussion of the Fund's investment risks.

 -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the
"Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

 -- Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about which class may be appropriate for you.

 -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

 -- How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages 22 and 23. Please remember that past performance does not guarantee future results.

Financial Highlights

 The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1995, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

                                    CLASS A                                             CLASS B
                                    ----------------------------------------------      -----------------------------------
                                                                        PERIOD                                   PERIOD
                                                                        ENDED                                    ENDED
                                    YEAR ENDED OCTOBER 31,              OCT. 31,        YEAR ENDED OCTOBER 31,   OCT. 31,
                                    1995         1994        1993       1992(2)         1995         1994        1993(1)
===========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                 $10.09        $11.24      $10.80      $10.00(3)    $10.07        $11.23      $11.21(3)
---------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income(4)               .27           .32         .30         .28          .19           .25         .04
Net realized and
unrealized gain on
investments                           1.27           .55         .73         .80         1.28           .56         .05
                                    ------        ------      ------      ------       ------        ------      ------
Total income from
investment operations                 1.54           .87        1.03        1.08         1.47           .81         .09

---------------------------------------------------------------------------------------------------------------------------
Dividends and
distributions to
shareholders:
Dividends from net
investment income                     (.29)         (.32)       (.26)       (.28)        (.24)         (.27)       (.07)
Distributions from
net realized gain
on investments                        (.42)        (1.70)       (.33)         --         (.42)        (1.70)         --
                                    ------        ------      ------      ------       ------        ------      ------
Total dividends and
distributions to
shareholders                          (.71)        (2.02)       (.59)       (.28)        (.66)        (1.97)       (.07)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $10.92        $10.09      $11.24      $10.80       $10.88        $10.07      $11.23
                                    ======        ======      ======      ======       ======        ======      ======

===========================================================================================================================
TOTAL RETURN, AT
NET ASSET VALUE(5)                   16.35%         8.64%       9.93%      10.84%       15.65%         7.96%       0.81%

===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)              $37,082       $30,576     $28,466      $8,057       $7,623        $2,928        $319
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income(6,7)            2.60%         3.16%       2.66%       2.73%(8)     1.71%         2.53%       1.83%(8)
Expenses(6,7)                         1.99%         1.86%       1.90%       2.23%(8)     2.59%         2.47%       2.49%(8)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)           130.0%        113.0%      192.0%       77.0%       130.0%        113.0%      192.0%

FINANCIAL HIGHLIGHTS               CLASS C
                                   ---------------------------------
                                                           PERIOD
                                                           ENDED
                                   YEAR ENDED OCTOBER 31,  OCT. 31,
                                   1995          1994      1993(1)
====================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                 $10.07       $11.23    $11.21(3)
--------------------------------------------------------------------
Income from investment
operations:
Net investment income(4)               .15          .24       .04
Net realized and
unrealized gain on
investments                           1.30          .56       .05
                                    ------       ------    ------
Total income from
investment operations                 1.45          .80       .09

--------------------------------------------------------------------
Dividends and
distributions to
shareholders:
Dividends from net
investment income                     (.21)        (.26)     (.07)
Distributions from
net realized gain
on investments                        (.42)       (1.70)       --
                                    ------       ------    ------
Total dividends and
distributions to
shareholders                          (.63)       (1.96)     (.07)
--------------------------------------------------------------------
Net asset value,
end of period                       $10.89       $10.07    $11.23
                                    ======       ======    ======

====================================================================
TOTAL RETURN, AT
NET ASSET VALUE(5)                   15.38%        7.91%     0.81%

====================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)               $1,828         $455      $102
--------------------------------------------------------------------
Ratios to average net assets:
Net investment income(6,7)            1.39%        2.39%     2.18%(8)
Expenses(6,7)                         2.88%        2.62%     2.49%(8)
--------------------------------------------------------------------
Portfolio turnover rate(9)           130.0%       113.0%    192.0%

1. Initial offering of Class B and Class C shares. For the period from September 2, 1993 (inception of offering) to October 31, 1993.
2. For the period from November 4, 1991 (commencement of operations) to October 31, 1992.
3. Offering price.
4. Based on average shares outstanding for the period.
5. Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.
6. Average net assets for the year ended October 31, 1995 for Classes A, B and C were $33,396,923, $4,845,598 and $967,910, respectively.
7. During the periods presented above, the Adviser voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets for Class A would have been 2.57% and 2.02%, respectively, for the year ended October 31, 1995, 2.70% and 2.32%, respectively, for the year ended October 31, 1994, 2.38% and 2.18%, respectively, for the year ended October 31, 1993, and 1.98% and 2.98%, annualized, respectively, for the period November 4, 1991 (commencement of operations) to October 31, 1992. The ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994 and 1.44% and 2.88%, annualized, respectively, for Class B and 1.80% and 2.87%, annualized, respectively, for Class C, for the period September 2, 1993 (initial offering) to October 31, 1993.
8. Annualized.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $54,163,330 and $41,657,071, respectively.

Investment Objective and Policies

Objective. The Fund seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by the Sub-Adviser to be undervalued in the marketplace and to offer the possibility of increased value.

Investment Policies and Strategies. The Fund invests in marketable securities traded on national securities exchanges and in the over-the-counter market. The Fund generally invests its assets in common stocks (with emphasis on dividend-paying stocks), preferred stocks, securities convertible into common stock, and debt securities. By focusing its purchases of equity securities on those issued by mature companies that the Sub-Adviser believes are undervalued, the Fund seeks to achieve both its objectives of capital appreciation as well as income from dividends. The Fund's purchases of convertible securities also give it the potential of capital growth and investment income prior to conversion. The Fund's purchases of debt securities further the objective of investment income and offer potential for capital appreciation in an economic environment of declining interest rates or as a result of improved issuer credit quality. As a non-fundamental policy, the Fund may invest up to 25% of its total assets in lower-grade,
high yield debt securities (commonly known as "junk bonds").   It
is anticipated that the Fund will be generally less volatile than the market as a result of its investment approach.

 To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities, and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments").

 For temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments. At any time that the Fund invests in money market instruments for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

 -- Can the Fund's Investment Objective and Policies Change?
The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. Except as indicated, the investment objective and policies described above are fundamental policies.

 Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

 -- Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

 The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. In addition, the Fund's asset allocation mix, among equity securities, convertible securities and debt securities, which will change from time to time, is anticipated to result in the Fund being generally less volatile than the market. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

 -- Risks of Fixed-Income Securities. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds, described below, are subject to credit risks to a greater extent than lower yielding, investment-grade bonds.

 -- Special Risks of Lower-Grade Securities. The Fund may invest up to 25% of its total assets in "lower grade" debt securities. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's Investors Service, Inc. or lower than "BBB" by Standard & Poor's Corporation, or similar ratings by other rating organizations, or if unrated, are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade. Lower-grade high yield debt securities are commonly known as "junk bonds." The Fund does not intend to hold such lower-rated securities unless the opportunities for capital appreciation and income, combined, remain attractive. The Fund may invest in securities rated as low as "Caa" by Moody's or "CCC" by Standard & Poor's. A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of the security. Once the rating of a security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Appendix B to this Prospectus describes these rating categories.

 High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

 These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

 -- U.S. Government Obligations, including Mortgage-Backed Securities. U.S. Government obligations are obligations supported
by any of the following:   (a) the full faith and credit of the
U.S. Government, such as obligations of Government National Mortgage Association ("Ginnie Mae"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as obligations of Federal National Mortgage Association ("Fannie Mae"), and (c) the credit of this U.S. Government instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac").

 The Fund may invest in mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities, including Ginnie Mae, Fannie Mae or Freddie Mac. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges.

 The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions.

 The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

 -- Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. The Fund presently does not intend to purchase securities issued by emerging market countries, or by companies located in those countries. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

 Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Foreign investment in certain emerging market countries is restricted or controlled to varying degrees. In the past, securities in emerging countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

 -- Warrants and Rights. As a non-fundamental policy, the Fund may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time.

 -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. The Fund's annual portfolio turnover rate may be up to 250%. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify, as a "regulated investment company" under the Internal Revenue Code, for tax deductions for dividends and capital gain distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although there is no guarantee that it will qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

 -- Temporary Defensive Investments. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in money market instruments of the type identified on page 10 under "Investment Policies and Strategies."

 -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest prior to delivery of the securities.

 -- Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for cash liquidity purposes.
In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund's limitations on investments in illiquid and restricted securities, discussed below.

 -- Illiquid Securities. Under the policies established by the Board of Trustees, the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid securities. Restricted securities are considered illiquid securities for purposes of this restriction.
A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

 -- Loans of Portfolio Securities. To attempt to increase its total return, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees.
Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 33-1/3% of the Fund's
total assets.   There are some risks in connection with securities
lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

 -- Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

 The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

 Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

 - Futures. The Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures) or foreign currencies (these are called Forward Contracts). The Fund will not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and related option premiums would not exceed 5% of the Fund's total assets.

 - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the automated quotation system of NASDAQ, or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options.

 The Fund may buy calls only on securities, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund may buy calls to terminate its obligation on a call the Fund previously wrote.

 The Fund may write (that is, sell) covered call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

 The Fund may purchase and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities that the Fund owns, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio.

 The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures, but only if those puts are covered by segregated liquid assets.

 - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or in a closely-correlated currency.

 - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

 Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

Other Investment Restrictions.

 The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

 - With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer;

 - With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities);

 - Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry);

 - Borrow money in excess of 33-1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the Fund's total assets; or

 - Invest more than 10% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options.

 As a non-fundamental policy, the Fund may not invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years continuous operation.

 Notwithstanding the above restriction on illiquid securities, the Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid, provided that the Sub-Advisor, under guidelines established by the Fund's Board of Trustees, determines that an adequate trading market exists for that security.

 The Fund has undertaken, in connection with the qualification of its shares for sale in certain states, to limit investments in restricted securities to 5% of its total assets excluding restricted securities that may be resold to "qualified institutional buyers". This undertaking will terminate if the Fund ceases to qualify its shares for sale in those states, or if the applicable state rules or regulations are amended.

 All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds, an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

 The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right under certain circumstances to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

 The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

 The Manager has operated as an investment adviser since 1959.
The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

The Sub-Adviser. The Manager has retained OpCap Advisors (the "Sub-Adviser") to provide day-to-day portfolio management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by OpCap Advisors. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

 Prior to November 22, 1995, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective November 22, 1995, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective November 22, 1995: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

 -- Portfolio Manager. The portfolio manager of the Fund is Mr. Colin Glinsman, who is also a Senior Vice President of
Oppenheimer Capital. He has been the Fund's portfolio manager since December, 1992. Mr. Glinsman has been a securities analyst with Oppenheimer Capital since 1989.

 -- Fees and Expenses.  Under the Investment Advisory
Agreement, the Fund pays the Manager an annual fee based on the Fund's daily net assets at the rate of 0.85% of net assets. The
Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund.

 The Manager pays OpCap Advisors an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

 OpCap Advisors may select its affiliate, Oppenheimer & Co.,
Inc. ("Opco"), a registered broker-dealer, to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Fund. Further information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information.

Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is OppenheimerFunds Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

 It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

 -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

 When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period (or less) for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion of the Fund's performance during its last fiscal year ended October 31, 1995, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices. Prior to November 22, 1995, the Fund was known as Quest for Value Growth & Income Fund, and the Sub-Adviser was the Fund's investment manager.

 -- Management's Discussion of Performance. The Fund's portfolio is structured around three broad segments: common stocks, which provide growth potential and some income; higher-yielding bonds, which generate relatively more income but are also selected for their potential for capital appreciation; and fixed income securities which are convertible into common stocks. The Fund's investment strategy during the fiscal year ended October 31, 1995 was dominated by its emphasis on protecting principal in a risky stock market environment. While typically the Fund might invest at least two-thirds of its assets in common stocks, stocks represented approximately 50% of the portfolio for certain periods during the fiscal year. As a result, the Fund did not participate fully in a rising market, and its total return for the year was relatively less than that of most other growth and income funds. However, because the Fund had relatively larger holdings of fixed income securities than usual, the Fund generated a relatively greater rate of income for its shareholders than did many other growth and income funds. The Fund increased its holdings of common stocks in the second half of the year.

 -- Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1995. In the case of Class A shares, performance is measured from the commencement of operations on November 1, 1991, and in the case of Class B and Class C shares, from inception of those classes on September 1, 1993.

 The Fund's performance is compared to the performance of the Standard & Poor's ("S&P") 500 Index. The S&P 500 Index is a broad based index of equity securities widely regarded as the general measure of the performance of the U.S. equity securities market.

 Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs below shows the effect of taxes. Moreover, index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

               Oppenheimer Quest Growth & Income Value Fund
                     Comparison of Change in Value of
                    $10,000 Hypothetical Investments in
             Oppenheimer Quest Growth & Income Value Fund and
                             the S&P 500 Index

                                  [Graph]

         Past Performance is not predictive of future performance.

               Oppenheimer Quest Growth & Income Value Fund

Average Annual Total Returns of the Fund at 10/31/95
----------------------------------------------------

Class A Shares(1)
-----------------
 1-Year         Life
 ------         ----
 9.66%          9.78%

Class B Shares(2)
-----------------
 1-Year         Life
 ------         ----
 10.65%         10.02%

Class C Shares(3)
-----------------
 1-Year         Life
 ------         ----
 14.38%         11.07%

---------------------
Total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions. Total returns are based upon inception of the Fund (for Class A shares) or date of first public offering (for Class B and Class C shares).

(1) The commencement of operations of the Fund (Class A shares) was 11/4/91. Class A returns are shown net of the current applicable 5.75% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 9/01/93. Returns are shown net of the applicable 5% and 3% contingent deferred sales charge, respectively, for the 1-year period and life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
(3) Class C shares of the Fund were first publicly offered on 9/01/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.


About Your Account

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

 -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge in an amount that depends upon when you bought such shares. The amount of that sales charge will
vary depending on the amount you invested.   Class A shares of the
Fund purchased subject to a contingent deferred sales charge on or prior to November 24, 1995 will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus. Sales charges are described in "Buying Class A Shares" below.

 -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

 -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C
Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

 In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

 The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

 -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

 Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

 However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

 And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

 Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

 Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

 -- Are There Differences in Account Features That Matter to
You? Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

 -- How Does It Affect Payments to My Broker? A salesperson, such as a broker or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

 With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

 Under pension and profit-sharing plans and Individual
Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset
Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

 There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

 -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

 -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

 -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

 -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

 Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

 -- Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

 -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

 If you buy shares through a dealer, the dealer must receive your order by the close of business of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

----------------------------------------------------------------
                         Front-End Sales Charge    Commission
                           As a Percentage of      as Percentage
                         Offering     Amount       of Offering
Amount of Purchase       Price        Invested     Price
----------------------------------------------------------------
Less than $25,000        5.75%        6.10%        4.75%

$25,000 or more but
less than $50,000        5.50%        5.82%        4.75%

$50,000 or more but
less than $100,000       4.75%        4.99%        4.00%

$100,000 or more but
less than $250,000       3.75%        3.90%        3.00%

$250,000 or more but
less than $500,000       2.50%        2.56%        2.00%

$500,000 or more but
less than $1 million     2.00%        2.04%        1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

 -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

 - Purchases aggregating $1 million or more, or

 - Purchases by an OppenheimerFunds prototype 401(k) plan that:
(1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

 Shares of any class of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class
A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

 If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to November 24, 1995 will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

 In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

 No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

 -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

 -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

 Additionally, you can add together current purchases of Class
A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

 -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

 -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below.
There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

 - the Manager or its affiliates;

 - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced
Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

 - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

 - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

 - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

 - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares) and (2) to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

 - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

 - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

 - any unit investment trust that has entered into an appropriate agreement with the Distributor;

 - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

 - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

 Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

 - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

 - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

 - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

 - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

 - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

 Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

 - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including
OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

 - to return excess contributions made to Retirement Plans;

 - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

 - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

 - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

 - for distributions from OppenheimerFunds prototype 401(k)
plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

 -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.15% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.10% annually) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

 Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

 The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                    Contingent Deferred Sales Charge
Beginning of Month In Which    on Redemptions in that Year
Purchase Order was Accepted    (As % of Amount Subject to Charge)

0 - 1                     5.0%
1 - 2                     4.0%
2 - 3                     3.0%
3 - 4                     3.0%
4 - 5                     2.0%
5 - 6                     1.0%
6 and following           None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

 -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

 -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

 -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

 -- Distribution and Service Plans for Class B and Class C
Shares.   The Fund has adopted Distribution and Service Plans for
Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

 Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class
C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

 The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

 The Distributor currently pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale of Class B shares. The total commission paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

 The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. The total commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated.

 -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers for Redemptions in Certain Cases.  The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

 - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

 - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

 - returns of excess contributions to Retirement Plans;

 - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

 - shares redeemed involuntarily, as described in "Shareholder
Account Rules and Policies," below; or

 - distributions from OppenheimerFunds prototype 401(k) plans:
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

 Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

 - shares sold to the Manager or its affiliates;

 - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

 - shares issued in plans or reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

 AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

 -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

 -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

 - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

 - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

 - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

 -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

 -- Automatic Exchange Plans. You can authorize the Transfer
Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

 - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

 - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

 - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

 - Pension and Profit-Sharing Plans for self-employed persons and small business owners

 - 401(k) prototype retirement plans for businesses

 Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

 You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

 -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

 -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

 - You wish to redeem more than $50,000 worth of shares and receive a check
 - The redemption check is not payable to all shareholders listed on the account statement
 - The redemption check is not sent to the address of record on your account statement
 - Shares are being transferred to a Fund account with a different owner or name
 - Shares are redeemed by someone other than the owners (such as an Executor)

 -- Where Can I Have My Signature Guaranteed?  The Transfer
Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

 - Your name
 - The Fund's name
 - Your Fund account number (from your account statement)
 - The dollar amount or number of shares to be redeemed
 - Any special payment instructions
 - Any share certificates for the shares you are selling
 - The signatures of all registered owners exactly as the account is registered, and
 - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express Mail
request by mail:                   requests to:
OppenheimerFunds Services     OppenheimerFunds Services
P.O. Box 5270                      10200 E. Girard Ave., Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

 - To redeem shares through a service representative, call 1-
800-852-8457
 - To redeem shares automatically on PhoneLink, call 1-800-533-
3310

 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

 -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

 -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

 Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

 - Shares of the fund selected for exchange must be available for sale in your state of residence
 - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
 - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
 - You must meet the minimum purchase requirements for the fund you purchase by exchange
 - Before exchanging into a fund, you should obtain and read its prospectus

 Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

 Exchanges may be requested in writing or by telephone:

 -- Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

 -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

 You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

 There are certain exchange policies you should be aware of:

 - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

 - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

 - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

 - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

 -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of each Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

 -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

 -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

 -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

 -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

 -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

 -- The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

 -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

 -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

 -- Under unusual circumstances, shares of a Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

 -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

 -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

 -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares and pays dividends separately for Class A, Class B and Class C shares from net investment income on a quarterly basis. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year, which is October 31. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

 -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

 -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

 -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

 -- Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

 -- "Buying a Dividend". When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

 -- Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

 -- Returns of Capital. In certain cases distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

 This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                APPENDIX A

      Special Sales Charge Arrangements for Shareholders of the Fund
        Who Were Shareholders of the Former Quest for Value Funds

 The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

-- Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                        Front-End     Front-End
                        Sales         Sales         Commission
                        Charge        Charge        as
Number of               as a          as a          Percentage
Eligible                Percentage    Percentage    of
Employees               of Offering   of Amount     Offering
or Members              Price         Invested      Price
--------------------------------------------------------------
9 or fewer              2.50%         2.56%         2.00%
--------------------------------------------------------------
At least 10 but not
more than 49            2.00%         2.04%         1.60%

  For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 28 and 29 of this Prospectus.

  Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

-- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-- Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

  - Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

  - Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-- Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

  - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

  - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

-- Waivers for Redemptions of Shares Purchased Prior to March 6,
1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

-- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                                Appendix B

                          Description of Ratings

Bond Ratings

-- Moody's Investors Service, Inc.

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

-- Standard & Poor's Corporation

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C."
Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

-- Fitch Investors Service, Inc.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Short-Term Debt Ratings.

-- Moody's Investors Service, Inc. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

-- Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated
"A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

-- Fitch Investors Service, Inc. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

-- Duff & Phelps, Inc.   The following ratings are for commercial
paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

-- IBCA Limited or its affiliate IBCA Inc.   Short-term ratings,
including commercial paper (with maturities up to 12 months), are as follows:

A1+: Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

-- Thomson BankWatch, Inc. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                        SCHEDULE TO PROSPECTUS OF
               OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

  Graphic material included in Prospectus of Oppenheimer Quest Growth & Income Value Fund: "Comparison of Total Return of Oppenheimer Quest Growth & Income Value Fund with the S&P 500 Index
- Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Quest Growth & Income Value Fund and the S&P 500 Index."

  Linear graphs will be included in the Prospectus of Oppenheimer Quest Growth & Income Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (11/1/91) through 10/31/95, and in the case of the Fund's Class B and Class C shares, will cover the period from the inception of the class (9/1/93) through 10/31/95. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

             Oppenheimer Quest
Fiscal       Growth & Income         S&P 500
Period Ended Fund A                  Index
------------ -----------------       -------
11/01/91     $ 9,425                 $10,000
10/31/92     $10,447                 $11,028
10/31/93     $11,484                 $12,675
10/31/94     $12,476                 $13,164
10/31/95     $14,516                 $16,645

             Oppenheimer Quest
Fiscal       Growth & Income         S&P 500
Period Ended Fund B                  Index
------------ -----------------       -------
9/01/93(2)   $10,000                 $10,000
10/31/93     $10,081                 $10,136
10/31/94     $10,884                 $10,526
10/31/95     $12,296                 $13,312

             Oppenheimer Quest
Fiscal       Growth & Income         S&P 500
Period Ended Fund C                  Index
------------ -----------------       -------
9/01/93(2)   $10,000                 $10,000
10/31/93     $10,081                 $10,136
10/31/94     $10,879                 $10,528
10/31/95     $12,551                 $13,312

---------------------
(2) Class B shares of the Fund were first publicly offered on 9/01/93.
(3) Class C shares of the Fund were first publicly offered on 9/01/93.

Oppenheimer Quest Growth & Income Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.
prosp\q257psp

OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

Statement of Additional Information dated February 15, 1996




This document contains additional information about Oppenheimer Quest Growth & Income Value Fund (the "Fund") and supplements information in the Prospectus dated February 15, 1996. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . .     2
       Investment Policies and Strategies. . . . . . . . . . .     2
       Other Investment Techniques and Strategies. . . . . . .     6
       Other Investment Restrictions . . . . . . . . . . . . .    15
How the Fund is Managed  . . . . . . . . . . . . . . . . . . .    16
       Organization and History. . . . . . . . . . . . . . . .    16
       Trustees and Officers of the Trust. . . . . . . . . . .    17
       The Manager and Its Affiliates. . . . . . . . . . . . .    22
Brokerage Policies of the Fund . . . . . . . . . . . . . . . .    25
Performance of the Fund. . . . . . . . . . . . . . . . . . . .    27
Distribution and Service Plans . . . . . . . . . . . . . . . .    30
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . .    32
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . .    39
How To Exchange Shares . . . . . . . . . . . . . . . . . . . .    43
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . .    45
Additional Information About the Fund. . . . . . . . . . . . .    46
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . .     48
Financial Statements . . . . . . . . . . . . . . . . . . . . .     50
Appendix A: Corporate Industry Classifications . . . . . . . .   A-1

<page)

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     -- Foreign Securities. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational equities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

     Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

     - Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     - Emerging Market Countries: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees.
In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     -- U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

     - Mortgage-Backed Securities. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.

     The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. If the Fund purchases mortgage-backed securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and the yield to maturity from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

     As with other bond investments, the value of U.S. Government Securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them, when market conditions are appropriate. Writing covered call options is explained below, under "Other Investment Techniques and Strategies."

     -- Money Market Securities. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

     - Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for the Fund.

     The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     - Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     -- Convertible Securities. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's "investment value" is greater than its "conversion value," its price will be primarily a reflection of such "investment value" and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security value. If the "conversion value" exceeds the investment value, the price of the convertible security will rise above its "investment value" and, in addition, will sell at some premium over its "conversion value." This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their "investment values" and/or their "conversion values" in keeping with the Fund's objectives.

     -- Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

     The Fund may invest in securities rated as low as "Caa" by Moody's or "CCC" by Standard and Poor's, although it does not intend to do so. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.

     Some of the principal risks of lower-grade, high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.


     -- Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies.

     -- When-Issued Securities. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

     -- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- Hedging With Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures, (ii) buy puts, or (iii) write covered calls on securities held by it or on Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures or securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     - Writing Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income.
If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

     - Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     The Trustees have adopted a non-fundamental policy that the Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

     - Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

     Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, aggregate initial futures margins and related options premiums are limited to 5% or less of the Fund's net asset value for other than bona fide hedging strategies employed by the Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFTC regulations thereunder.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although there is no guarantee that it will qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Additional Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     - invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but the Fund is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

     - invest in real estate or real estate limited partnerships (direct participation programs); however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;


     - purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions);

     - underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities
Act of 1933 in disposing of a security ;

     - invest in securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets;

     - invest in interests in oil, gas or other mineral exploration or development programs or leases;

     - purchase warrants if as a result the Fund would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange;

     - invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstanding securities of such issuer;

     - pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;

     - invest for the purpose of exercising control or management of another company;

     - issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or
(c) lending portfolio securities; or

     - make loans to any person or individual except that portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus.

     For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix A to this Statement of Additional Information.

How the Fund is Managed

Organization and History. Oppenheimer Quest Growth & Income Value Fund (referred to as the "Fund") is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), a Massachusetts business trust. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. Each Trustee is also a Trustee of Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Officers Fund, Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Rochester Fund Series - The Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Rochester Funds"). The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of January 25, 1996, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund.

Bridget A. Macaskill, Chairman of the Board of Trustees and
President* Age: 47.
President, Chief Executive Officer and Chief Operating Officer of OppenheimerFunds, Inc. (the "Manager"); prior thereto, Executive Vice President and Chief Operating Officer of the Manager. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc., Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Manager; President and a Trustee of the Oppenheimer funds.

------------------
*A Trustee who is an "interested person" as defined in the Investment Company Act.

Paul Y. Clinton, Trustee; Age: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee; Age: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age: 80
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc.,
Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global
Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual
Purpose Fund, Inc., a closed-end investment company.

Robert C. Doll, Jr., Vice President; Age: 41
Executive Vice President and Director of Equity Investments of the Manager; an officer and Portfolio Manager of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 45
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

Colin Glinsman, Portfolio Manager; Age 38
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Senior Vice President of Oppenheimer Capital.

Robert Bishop, Assistant Treasurer; Age: 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age: 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

     -- Remuneration of Trustees. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill, who was not a Trustee prior to November 22, 1995) received the total amounts shown below from (i) the Fund during its fiscal period ended to October 31, 1995 and
(ii) other investment companies (or series thereof) managed by OpCap Advisors (previously named Quest for Value Advisors), or an affiliate thereof, during the fiscal year ended October 31, 1995 (the "Fund Complex"). OpCap Advisors, or an affiliate thereof, served as the investment adviser to the Fund Complex prior to November 22, 1995. Effective as of such date, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of OpCap Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds (or series thereof) included in the Fund Complex.

                              Pension or
                              Retirement
                 Aggregate    Benefits     Estimated     Total
                 Compensation Accrued as   Annual        Compensation
                 from the     Part of Fund Benefits Upon From Fund
Name of Person   Fund         Expenses     Retirement    Complex
Paul Y. Clinton  $2,100       None         None          $61,650
Thomas W. Courtney            $2,100       None          None         $60,900
Lacy B. Herrmann $2,100       None         None          $61,650
George Loft      $2,100       None         None          $61,650

     Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in the Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Fund Complex. During such period the non-interested Trustees received fees from three investment companies for which they no longer serve as directors and which are no longer part of the Fund Complex but for which OpCap Advisors currently serves as subadviser. In addition, during such periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Fund Complex for which they received no fees, and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment companies in the Fund Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.

     - AMA Family of Funds Indemnification. In connection with the combination of each of the U.S. Government Income Fund and the Growth and Income Fund with a portfolio of AMA Family of Funds, Inc., each Fund has agreed to assume the obligation of such portfolio of the AMA Family of Funds to indemnify the directors of the AMA Family of Funds, Inc. to the fullest extent permitted by law and the By-Laws of the AMA Family of Funds, Inc.

     - Unified Funds Indemnification. In connection with the combination of Growth and Income Fund with Unified Income Fund and Unified Mutual Shares, Growth and Income Fund has agreed to assume the obligation of Unified Income Fund and Unified Mutual Shares to indemnify the directors of such Unified Funds to the fullest extent permitted by law and the By-Laws of such Unified Funds.

     -- Major Shareholders. As of January 26, 1996, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were the following:

Number and Class
of Shares Owned                                         Percentage
Beneficially of Record   Name & Address                 of Class

Class A   1,904,045.92   Unified Advisors, Inc.         52.53%
                         Attn.: Control Group
                         429 N. Pennsylvania St.
                         Indianapolis, IN  46204-1873

Class C   29,006.017     City Distributing Co., Inc.    16.82%
                         PSP AN
                         Attn.: Carolyn Nimmo
                         P.O. Box 4130
                         Petersburg, VA  23803-0130

Class C   13,260.974     RPSS TR IRA                    7.67%
                         FBO Robert B. Delano
                         RR 3 Box 1955
                         Warsaw, VA  22572-9204

Class C   11,264.776     Jeff McClusky & Assoc.         6.53%
                         Attn.: Mr Tony Lucenti
                         401(k) Plan
                         719 W. Willow St.
                         Chicago, IL  60614-5107

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Fund.

     The Manager and the Trust has a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is subject to a reporting obligation to the Manager under its Code of Ethics. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Funds' portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- The Investment Advisory Agreement. The Manager acts as investment adviser to the Funds pursuant to the terms of an Investment Advisory Agreement dated as of November 22, 1995. OpCap Advisors, the Fund's Sub-Adviser, served as the Fund's investment adviser from its inception to November 22, 1995.

     Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that each class of shares of the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value as follows: Class A - $25,000; Class B - $18,000; and Class C - $12,000.

     Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

     Pursuant to the undertaking, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation.
The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.

     -- Fees Paid Under the Prior Investment Advisory Agreement. OpCap Advisors served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were as follows: For the fiscal year ended October 31, 1993, the total advisory fee accrued or paid by the Fund was $202,511, of which $66,413 was waived by OpCap Advisors. For the fiscal year ended October 31, 1994, the total advisory fee accrued or paid by the Fund was $263,469, of which $142,772 was waived by OpCap Advisors. For the fiscal year ended October 31, 1995, the total advisory fee accrued or paid by the Fund was $333,289, of which $8,286 was waived by OpCap Advisors.

     For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid or accrued accounting services fees to OpCap Advisors in the amounts of $14,723, $68,117 and $57,800, respectively. Commencing in 1993, the Trust retained the services of State Street Bank and Trust Company ("State Street") to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Fund accrued or paid fees for the fiscal years ended October 31, 1993, 1994 and 1995 in the amounts of $27,918, $55,000 and $55,000, respectively.

     The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (previously named Quest for Value Advisors) pursuant to a separate Subadvisory Agreement dated as of November 22, 1995 with respect to the Fund.

     -- The Subadvisory Agreement. The Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, OpCap Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreements on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995.

     Under the Subadvisory Agreement, the Manager will pay OpCap Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

     The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     -- The Distributor. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of its Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1995, the aggregate amount of sales charges on sales of the Fund's Class A shares was $35,000, of which Quest for Value Distributors, the Fund's distributor prior to November 22, 1995, retained $0 and an affiliated broker-dealer retained $0, respectively. During the fiscal years ended October 31, 1995, Quest for Value Distributors received contingent deferred sales charges of $7,337 upon redemption of Class B shares, and received contingent deferred sales charges of $136 upon redemption of Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.


     -- The Transfer Agent. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agency Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

     - Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory and Subadvisory Agreement. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

     The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable rules or the Securities and Exchange Commission ("SEC").

     In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Description of Brokerage Practices. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or Sub-Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consideration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of the Sub-Adviser, acting as principal for its own account.

     The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1993, 1994 and 1995:

                                                  Total Amount of Transactions
For the      Total          Brokerage Commissions Where Brokerage Commissions
Fiscal Year  Brokerage           Paid to Opco              Paid to Opco
Ended        Commissions    Dollar                Dollar
October 31,  Paid           Amounts      %        Amounts             %
1993         $108,617       $91,522      84.3%    $54,968,280         86.0%
1994         $ 74,334       $55,911      75.2%    $38,409,929         77.5%
1995         $112,411       $54,131      48.2%    $29,045,570         48.9%

     During the Fund's fiscal year ended October 31, 1995, $10,200 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $4,551,914.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     The "average annual total returns" on an investment in Class
A shares of the Fund (using the method described above) for the one year period ended October 31, 1995 and for the period from November 4, 1991 (commencement of operations) to October 31, 1995 were 9.66% and 9.76%, respectively.

     The average annual total return on Class B shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 10.66% and 10.01%, respectively.

     The average annual total return on Class C shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 14.38% and 11.06%, respectively.

     -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

     The "cumulative total return" on Class A shares for the period from November 4, 1991 (commencement of operations) to October 31, 1995 was 45.16%. The cumulative total return on Class B shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 was 22.97%. The cumulative total return on Class C shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 was 25.51%.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The average annual total returns at net asset value on the Fund's Class A shares for the one year period ended October 31, 1995 and for the period from November 4, 1991 (commencement of operations) to October 31, 1995 were 16.35% and 11.40%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period November 4, 1991 through October 31, 1995 was 54.01%.

     The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended October 31, 1995 and for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 15.66% and 11.21%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period September 1, 1993 through October 31, 1995 was 25.88%.

     The average annual total returns at net asset value on the Fund's Class C shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 15.38% and 11.06%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period September 1, 1993 through October 31, 1995 was 25.51%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds and (ii) all other growth & income funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated growth and income funds. Rankings are subject to change.

     The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the S&P 500 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

     The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Trust has adopted separate Distribution and Service Plans for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on June 22, 1995 called for the purpose, among others, of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class at a meeting on November 3, 1995.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance.
Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

     The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plans,
(ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).

     - The Prior Plans. From the inception date of the Fund through November 22, 1995, OCC Distributors (formerly known as Quest for Value Distributors) served as Distributor to the Fund. OCC Distributors provided distribution services for the Fund's Class A, Class B and Class C shares pursuant to separate plans adopted for each class under the Investment Company Act (the "Prior Plans"). The total distribution fees accrued or paid by Class A, Class B and Class C shares of the Fund under the Prior Plans for the fiscal year ended October 31, 1995 were $133,588, $48,455 and $9,680, respectively.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures and (viii) securities traded on foreign exchanges are valued at the closing or last sales prices reported on a principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London Foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. In the case of U.S. government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures are valued at the last sales price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. If a call written by the Fund is exercised, the proceeds are increased by the premium received.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

     Oppenheimer Tax-Free Bond Fund
     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Intermediate Tax-Exempt Fund
     Oppenheimer Insured Tax-Exempt Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Fund
     Oppenheimer Discovery Fund
     Oppenheimer Target Fund
     Oppenheimer Growth Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Value Stock Fund
     Oppenheimer Asset Allocation Fund
     Oppenheimer Total Return Fund, Inc.
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer High Yield Fund
     Oppenheimer Champion Income Fund
     Oppenheimer Bond Fund
     Oppenheimer U.S. Government Trust
     Oppenheimer Limited-Term Government Fund
     Oppenheimer Global Fund
     Oppenheimer Global Emerging Growth Fund
     Oppenheimer Global Growth & Income Fund
     Oppenheimer Gold & Special Minerals Fund
     Oppenheimer Strategic Income Fund
     Oppenheimer Strategic Income & Growth Fund
     Oppenheimer International Bond Fund
     Oppenheimer Enterprise Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Quest Growth & Income Value Fund
     Oppenheimer Quest Small Cap Value Fund
     Oppenheimer Quest Officers Value Fund
     Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Value Fund, Inc.
     Rochester Portfolio Series - Limited-Term New York Municipal
Fund*
     Rochester Fund Series - The Bond Fund For Growth*
     Rochester Fund Municipals*

__________________
* Shares of the Fund are not presently exchangeable for shares of this fund.

and the following "Money Market Funds":

     Oppenheimer Money Market Fund, Inc.
     Oppenheimer Cash Reserves
     Centennial Money Market Trust
     Centennial Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial California Tax Exempt Trust
     Centennial America Fund, L.P.
     Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.


     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     - Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and
(c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the Oppenheimer funds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     The Rochester Funds are not Eligible Funds for purposes of the exchange privilege set forth in the Prospectus. As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distribution. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Custodian. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

     Independent Accountants. Price Waterhouse LLP are the independent accountants of the Fund. Their services include examining the annual financial statements of the Fund as well as other related services.

     Retirement Plans. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of the 401-k program offered by the Distributor. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future perfor-

mance of any OppenheimerFunds products.

      Benefits of Long Term Tax-Free           Benefits of Long Term Tax-Free
         Compounding - Single Sum                   Compounding - Periodic Investment
      Amount of Contribution: $100,000               Amount Invested Annually: $2,000
               Rates of Return                          Rates of Return
Years 8.00%     10.00%     12.00%          Years  8.00%     10.00%   12.00%
                Value at End                               Value at End
5     $  146,933           $  161,051      $  176,234       5        $ 12,672  $ 13,431  $ 14,230
10    $  215,892           $  259,374      $  310,585       10       $ 31,291  $ 35,062  $ 39,309
15    $  317,217           $  417,725      $  547,357       15       $ 58,649  $ 69,899  $ 83,507
20    $  466,096           $  672,750      $  964,629       20       $ 98,846  $126,005  $161,397
25    $  684,848           $1,083,471      $1,700,006       25       $157,909  $216,364  $298,668
30    $1,006,266           $1,744,940      $2,995,992       30       $244,692  $361,887  $540,585

Comparison of Taxable and Tax-Free Investing - Periodic Investments (Assumed Tax Rate: 28%)
Amount of Annual Contribution (Pre-Tax): $2,000   Annual Contribution (After Tax): $1,440
       Tax Deferred Rates of Return                Fully Taxed Rates of Return
Years 8.00%     10.00%     12.00%          Years  5.76%     7.20%    8.64%
             Value at End                                 Value at End
5     $ 12,672  $ 13,431   $ 14,230        5      $  8,544  $  8,913 $  9,296
10    $ 31,291  $ 35,062   $ 39,309        10     $ 19,849  $ 21,531 $ 23,364
15    $ 58,649  $ 69,899   $ 83,507        15     $ 34,807  $ 39,394 $ 44,654
20    $ 98,846  $126,005   $161,397        20     $ 54,598  $64,683  $ 76,874
25    $157,909  $216,364   $298,668        25     $ 80,785  $100,485 $125,635
30    $244,692  $361,887   $540,585        30     $115,435  $151,171 $199,492


      Comparison of Tax Deferred Investing -- Deducting Taxes at End
                        (Amount of Tax Rate as End: 28%)
                     Amount of Annual Contribution: $2,000

                                 Tax Deferred Rates of Return
                Years   8.00%         10.00%        12.00%
                                        Value at End
                5       $ 11,924      $ 12,470      $ 13,046
                10      $ 28,130      $ 30,485      $ 33,903
                15      $ 50,627      $ 58,728      $ 68,525
                20      $ 82,369      $101,924      $127,406
                25      $127,694      $169,782      $229,041
                30      $192,978      $277,359      $406,021

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Quest for Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Quest for Value Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quest for Value Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
December 20, 1995

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Quest for Value Family of Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund, the U.S. Government Income Fund, and the Investment Quality Income Fund (constituting part of Quest for Value Family of Funds, hereafter referred to as the "Fund") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 20, 1995

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

QUEST FOR VALUE FUND, INC.

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 19.9%
AUTOMOTIVE -- 6.0%
               Ford Motor Credit Co.
$ 2,400,000    5.72%, 11/20/95                      $  2,392,755
  6,600,000    5.73%, 11/27/95                         6,572,687
               General Motors Acceptance Corp.
    335,000    5.74%, 11/20/95                           333,985
 10,700,000    5.77%, 11/20/95                        10,667,415
                                                    ------------
                                                      19,966,842
                                                    ------------
BANKING -- 1.4%
  4,700,000    Norwest Financial, Inc.
               5.73%, 11/13/95                         4,691,023
                                                    ------------
COMPUTERS -- 0.1%
    430,000    IBM Credit Corp.
               5.70%, 11/06/95                           429,660
                                                    ------------
MACHINERY & ENGINEERING -- 2.1%
               Deere (John) Capital Corp.
  3,300,000    5.71%, 11/13/95                         3,293,719
  3,600,000    5.75%, 11/13/95                         3,593,100
                                                    ------------
                                                       6,886,819
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.1%
               Beneficial Corp.
  1,300,000    5.72%, 11/27/95                         1,294,629
    225,000    5.74%, 11/27/95                           224,067
    800,000    CIT Group Holdings, Inc.
               5.73%, 11/13/95                           798,472
               Household Finance Corp.
 14,200,000    5.72%, 12/04/95                        14,125,545
  1,000,000    5.73%, 11/27/95                           995,862
               Merrill Lynch & Co., Inc.
    500,000    5.72%, 11/06/95                           499,603
 15,345,000    5.75%, 11/06/95                        15,332,745
                                                    ------------
                                                      33,270,923
                                                    ------------
OIL/GAS -- 0.2%
    500,000    Chevron Oil Finance Co.
               5.71%, 11/08/95                           499,445
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $65,744,712)                              $ 65,744,712
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.7%
REAL ESTATE
$ 2,330,921    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $2,198,259)               $  2,330,921
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 79.3%
AEROSPACE -- 6.0%
    127,000    AlliedSignal, Inc.                   $  5,397,500
    177,000    McDonnell Douglas Corp.                14,469,750
                                                    ------------
                                                      19,867,250
                                                    ------------
APPAREL -- 1.4%
    202,600    Warnaco Group, Inc. (Class A)*          4,710,450
                                                    ------------
BANKING -- 3.4%
    110,000    Citicorp                                7,136,250
     81,215    Mellon Bank Corp.                       4,070,902
                                                    ------------
                                                      11,207,152
                                                    ------------
CHEMICALS -- 4.5%
     60,000    du Pont (E.I.) de Nemours & Co.         3,742,500
     81,000    Hercules, Inc.                          4,323,375
     64,000    Monsanto Co.                            6,704,000
                                                    ------------
                                                      14,769,875
                                                    ------------
CONGLOMERATES -- 1.7%
     90,200    General Electric Co.                    5,705,150
                                                    ------------
CONSUMER PRODUCTS -- 1.5%
    149,000    Reebok International Ltd.               5,066,000
                                                    ------------
CONTAINERS -- 2.2%
    160,000    Temple - Inland, Inc.                   7,280,000
                                                    ------------
COSMETICS/TOILETRIES -- 1.5%
     67,800    Avon Products, Inc.                     4,822,275
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 4.8%
    179,000    Becton, Dickinson & Co.                11,635,000
     48,000    Warner-Lambert Co.                      4,086,000
                                                    ------------
                                                      15,721,000
                                                    ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ELECTRONICS -- 5.3%
    177,000    Arrow Electronics, Inc.*             $  8,982,750
    122,000    Intel Corp.                             8,524,750
                                                    ------------
                                                      17,507,500
                                                    ------------
HEALTHCARE SERVICES -- 2.4%
    440,000    Tenet Healthcare Corp.                  7,865,000
                                                    ------------
INSURANCE -- 17.2%
    216,200    Ace Ltd.                                7,350,800
     35,300    AFLAC, Inc.                             1,438,475
     99,000    American International Group, Inc.      8,353,125
    464,200    EXEL Ltd.                              24,834,700
    197,000    Progressive Corp., Ohio                 8,175,500
    101,000    Transamerica Corp.                      6,842,750
                                                    ------------
                                                      56,995,350
                                                    ------------
METALS/MINING -- 2.7%
     66,333    Freeport McMoRan, Inc.                  2,479,208
      8,518    Freeport McMoRan, Copper & Gold
                 (Class A)                               194,849
    279,290    Freeport McMoRan, Copper & Gold
                 (Class B)                             6,353,848
                                                    ------------
                                                       9,027,905
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.8%
    200,000    American Express Co.                    8,125,000
    290,000    Countrywide Credit Industries, Inc.     6,416,250
    214,000    Federal Home Loan Mortgage Corp.       14,819,500
                                                    ------------
                                                      29,360,750
                                                    ------------
PAPER PRODUCTS -- 1.9%
    120,000    Champion International Corp.         $  6,420,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 0.8%
      3,050    Security Capital Realty, Inc. (A)       2,689,844
                                                    ------------
RETAIL -- 6.3%
    373,000    May Department Stores Co.              14,640,250
    140,000    Mercantile Stores Co., Inc.             6,282,500
                                                    ------------
                                                      20,922,750
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
        344    Bell Atlantic Corp.                        21,887
    225,200    Sprint Corp.                            8,670,200
                                                    ------------
                                                       8,692,087
                                                    ------------
TEXTILES -- 1.3%
    340,000    Shaw Industries, Inc.                   4,335,000
                                                    ------------
TOYS/GAMES/HOBBY -- 0.9%
     92,000    Hasbro, Inc.                            2,806,000
                                                    ------------
TRANSPORTATION -- 2.1%
     84,000    CSX Corp.                               7,035,000
                                                    ------------
Total Common Stocks
 (cost -- $190,764,443)                             $262,806,338
                                                    ------------

Total Investments
   (cost -- $258,707,414))                 99.9%  $330,881,971

Other Assets in Excess of
   Other Liabilities                        0.1        429,932
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $331,311,903
                                         ------   ------------
                                         ------   ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         9/15/94      $2,330,921    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            9/15/94          --        3,050    926         882

--------------------------------------------------------------------------------

OPPORTUNITY FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.6%
AUTOMOTIVE -- 2.4%
$15,000,000  General Motors Acceptance Corp.
             5.77%, 11/20/95                      $ 14,954,321
                                                  ------------
BANKING -- 2.8%
             Norwest Financial, Inc.
  1,800,000  5.73%, 11/13/95                         1,796,562
 16,000,000  5.73%, 11/27/95                        15,933,787
                                                  ------------
                                                    17,730,349
                                                  ------------
COMPUTERS -- 0.2%
  1,490,000  IBM Credit Corp.
             5.70%, 11/06/95                         1,488,820
                                                  ------------
MACHINERY & ENGINEERING -- 3.0%
             Deere (John) Capital Corp.
 13,600,000  5.71%, 11/13/95                        13,574,115
  5,235,000  5.74%, 11/13/95                         5,224,984
                                                  ------------
                                                    18,799,099
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 7.1%
             Beneficial Corp.
  1,200,000  5.72%, 11/20/95                         1,196,377
 10,455,000  5.73%, 11/20/95                        10,423,382
  1,800,000  CIT Group Holdings, Inc.
             5.73%, 11/13/95                         1,796,562
 15,980,000  Household Finance Corp.
             5.73%, 11/08/95                        15,962,196
             Merrill Lynch & Co., Inc.
  4,500,000  5.75%, 11/02/95                         4,499,281
 11,475,000  5.75%, 11/06/95                        11,465,836
                                                  ------------
                                                    45,343,634
                                                  ------------
OIL/GAS -- 0.1%
    491,000  Chevron Oil Finance Co.
             5.71%, 11/08/95                           490,455
                                                  ------------
Total Short-Term Corporate Notes
 (cost -- $98,806,678)                            $ 98,806,678
                                                  ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
U.S. TREASURY NOTES -- 0.5%
$ 1,000,000  7.50%, 11/15/01                      $  1,081,410
  1,000,000  7.50%, 5/15/02                          1,086,410
    550,000  7.875%, 4/15/98                           577,241
    550,000  7.875%, 8/15/01                           603,537
                                                  ------------
Total U.S. Treasury Notes
 (cost -- $3,143,397)                             $  3,348,598
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
COMMON STOCKS -- 85.0%
AEROSPACE -- 9.0%
    100,000  Loral Corp.                          $  2,962,500
    525,000  McDonnell Douglas Corp.                42,918,750
    200,000  Northrop Grumman Corp.                 11,450,000
                                                  ------------
                                                    57,331,250
                                                  ------------
AIRLINES -- 1.0%
    100,000  AMR Corp.*                              6,600,000
                                                  ------------
BANKING -- 13.6%
    525,000  Citicorp                               34,059,375
     34,100  First Empire State Corp.                6,709,175
    450,000  Mellon Bank Corp.                      22,556,250
    110,000  Wells Fargo & Co.                      23,113,750
                                                  ------------
                                                    86,438,550
                                                  ------------
CASINOS/GAMING -- 2.9%
    750,000  Harrahs Entertainment, Inc.            18,562,500
                                                  ------------
CHEMICALS -- 4.4%
    260,000  du Pont (E.I.) de Nemours & Co.        16,217,500
    220,000  Hercules, Inc.                         11,742,500
                                                  ------------
                                                    27,960,000
                                                  ------------
CONSUMER PRODUCTS -- 3.2%
    600,000  Reebok International Ltd.              20,400,000
                                                  ------------
COSMETICS/TOILETRIES -- 0.7%
     60,600  Avon Products, Inc.                     4,310,175
                                                  ------------
DRUGS & MEDICAL PRODUCTS -- 2.8%
    275,000  Becton, Dickinson & Co.                17,875,000
                                                  ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
ELECTRONICS -- 8.1%
    460,000  Intel Corp.                          $ 32,142,500
    200,000  National Semiconductor Corp.*           4,875,000
     50,000  Raychem Corp.                           2,318,750
    440,000  Unitrode Corp.*                        11,825,000
                                                  ------------
                                                    51,161,250
                                                  ------------
INSURANCE -- 3.2%
    300,000  EXEL Ltd.                              16,050,000
     60,000  Transamerica Corp.                      4,065,000
                                                  ------------
                                                    20,115,000
                                                  ------------
METALS/MINING -- 5.2%
     83,333  Freeport McMoRan, Inc.                  3,114,583
  1,302,100  Freeport McMoRan Copper & Gold
               (Class B)                            29,622,775
                                                  ------------
                                                    32,737,358
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.5%
    250,000  American Express Co.                   10,156,250
    500,000  Countrywide Credit Industries, Inc.    11,062,500
    500,000  Federal Home Loan Mortgage Corp.       34,625,000
    100,000  Federal National Mortgage Assoc.       10,487,500
                                                  ------------
                                                    66,331,250
                                                  ------------
OIL/GAS -- 6.0%
     80,000  Mapco, Inc.                             4,120,000
    610,000  Tenneco, Inc.                          26,763,750
    149,300  Triton Energy Corp.*                    6,961,113
                                                  ------------
                                                    37,844,863
                                                  ------------
PAPER PRODUCTS -- 7.2%
    535,000  Champion International Corp.           28,622,500
    325,000  Scott Paper Co.                        17,306,250
                                                  ------------
                                                    45,928,750
                                                  ------------
TELECOMMUNICATIONS -- 1.8%
    300,000  Sprint Corp.                           11,550,000
                                                  ------------
TEXTILES -- 2.4%
    155,000  Collins & Aikman Corp.*              $  1,240,000
  1,100,000  Shaw Industries, Inc.                  14,025,000
                                                  ------------
                                                    15,265,000
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
TOYS/GAMES/HOBBY -- 2.7%
    600,000  Mattel, Inc.                           17,250,000
                                                  ------------
OTHER -- 0.3%
     40,000  Alliant Techsystems, Inc.*              1,860,000
                                                  ------------
Total Common Stocks
 (cost -- $440,332,557)                           $539,520,946
                                                  ------------
------------------------------------------------------
WARRANTS                                          VALUE
------------------------------------------------------
WARRANTS -- 0.0%
HEALTHCARE SERVICES
         34  Laboratory Corp. of America
               Holdings
             (cost -- $81)                        $         21
                                                  ------------

Total Investments
 (cost -- $542,282,713)                   101.1%  $641,676,243

Other Liabilities in Excess of
   Other Assets                            (1.1)    (7,165,129)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $634,511,114
                                         ------   ------------
                                         ------   ------------

SMALL CAPITALIZATION FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.1%
AUTOMOTIVE -- 1.8%
$ 2,758,000    General Motors Acceptance Corp.
               5.81%, 11/06/95                      $  2,755,774
                                                    ------------
BANKING -- 4.0%
  6,000,000    Norwest Financial, Inc.
               5.73%, 11/14/95                         5,987,585
                                                    ------------
INSURANCE -- 4.7%
  7,000,000    Prudential Funding Corp.
               5.73%, 11/27/95                         6,971,031
                                                    ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
MACHINERY & ENGINEERING -- 1.8%
               Deere (John) Capital Corp.
$ 1,560,000    5.71%, 11/13/95                      $  1,557,031
  1,074,000    5.75%, 11/13/95                         1,071,942
                                                    ------------
                                                       2,628,973
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.8%
  3,635,000    Beneficial Corp.
               5.73%, 11/22/95                         3,622,850
    575,000    Household Finance Corp.
               5.72%, 11/13/95                           573,904
                                                    ------------
                                                       4,196,754
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $22,540,117)                              $ 22,540,117
                                                    ------------
CORPORATE NOTES & BONDS -- 0.4%
AUTOMOTIVE -- 0.0%
$    62,950    Collins Industries, Inc.
               8.75%, 1/11/00                       $     57,577
                                                    ------------
OIL/GAS -- 0.4%
    500,000    Global Marine, Inc.
               12.75%, 12/15/99                          552,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $585,111)                                 $    610,077
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 0.9%
REAL ESTATE
$ 1,404,189    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $1,325,889)               $  1,404,189
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
RETAIL
     36,000    Family Bargain Corp.
                 $0.95 Conv. Pfd.
                 (cost -- $360,000)                 $    220,500
                                                    ------------
COMMON STOCKS -- 84.4%
ADVERTISING -- 6.2%
     77,600    Katz Media Group, Inc.*              $  1,396,800
     30,000    Omnicom Group, Inc.                     1,916,250
    292,400    True North Communications               5,921,100
                                                    ------------
                                                       9,234,150
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
AEROSPACE -- 0.5%
     97,500    BE Aerospace, Inc.*                  $    767,813
                                                    ------------
AUTOMOTIVE -- 1.7%
    126,000    Collins Industries, Inc.*                 259,875
    120,100    Masland Corp.                           1,681,400
     70,000    Sudbury, Inc.*                            586,250
                                                    ------------
                                                       2,527,525
                                                    ------------
BUILDING & CONSTRUCTION -- 5.8%
     57,300    Carlisle Cos., Inc.                     2,356,462
    190,547    D.R. Horton, Inc.                       2,119,835
     26,500    Insituform Technologies (Class A)*        331,250
    204,000    Martin Marietta Materials, Inc.         3,876,000
                                                    ------------
                                                       8,683,547
                                                    ------------
CHEMICALS -- 1.7%
     86,400    OM Group, Inc.                          2,505,600
                                                    ------------
COMPUTER SERVICES -- 3.6%
    149,900    BancTec, Inc.*                          2,810,625
     52,000    DST Systems, Inc.                       1,092,000
    114,000    Exabyte Corp.*                          1,474,875
                                                    ------------
                                                       5,377,500
                                                    ------------
CONTAINERS -- 1.9%
    169,000    Shorewood Packaging Corp.*              2,830,750
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 1.9%
     49,900    Amerisource Health Corp. (Class A)      1,359,775
     33,900    Sybron International Corp. -
                 Wisconsin*                            1,440,750
                                                    ------------
                                                       2,800,525
                                                    ------------
ELECTRONICS -- 8.9%
     35,700    Arrow Electronics, Inc*                 1,811,775
    174,900    EG&G, Inc.                              3,257,512
    146,500    Marshall Industries*                    5,164,125
    111,000    Oak Industries, Inc.*                   2,317,125
     26,200    Unitrode Corp.*                           704,125
                                                    ------------
                                                      13,254,662
                                                    ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ENTERTAINMENT -- 0.2%
     25,000    Hollywood Park, Inc.*                $    243,750
                                                    ------------

FOOD SERVICES -- 1.0%
     70,000    IHOP Corp.*                             1,505,000
                                                    ------------
HEALTHCARE SERVICES -- 2.8%
     16,000    Charter Medical Corp.*                    288,000
     20,000    Community Health Systems, Inc.*           635,000
     51,900    Dentsply International, Inc.            1,790,550
     54,000    SpaceLabs Medical, Inc.*                1,390,500
                                                    ------------
                                                       4,104,050
                                                    ------------

HOUSEHOLD PRODUCTS -- 2.4%
    120,000    Singer Co.                              2,820,000
     35,000    The Rival Co.                             682,500
                                                    ------------
                                                       3,502,500
                                                    ------------

INSURANCE -- 5.3%
     47,000    Ace Ltd.                                1,598,000
     62,800    Capsure Holdings Corp.*                   855,650
    119,400    E.W. Blanch Holdings, Inc.              2,298,450
    112,500    Guaranty National Corp.                 1,603,125
      7,000    Horace Mann Educators Corp.               186,375
     64,200    Prudential Reinsurance Holdings,
                 Inc.                                  1,308,075
                                                    ------------
                                                       7,849,675
                                                    ------------
LEASING -- 1.1%
    101,700    Interpool, Inc.*                        1,627,200
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------

MACHINERY & ENGINEERING -- 6.0%
     50,000    Baldwin Technologies Co., Inc
                 (Class A)*                         $    268,750
     40,000    Briggs & Stratton Corp.                 1,615,000
     52,100    BW/IP Holdings, Inc. (Class A)            872,675
    145,000    Crane Co.                               5,129,375
     67,400    Harmon Industries, Inc.                   994,150
                                                    ------------
                                                       8,879,950
                                                    ------------
MANUFACTURING -- 1.9%
     94,000    North American Watch Corp.              1,703,750
     50,000    Pall Corp.                              1,218,750
                                                    ------------
                                                       2,922,500
                                                    ------------
METALS/MINING -- 0.4%
     70,000    Olympic Steel, Inc.*                      568,750
                                                    ------------
OFFICE EQUIPMENT -- 0.8%
     60,600    Nu-Kote Holdings, Inc. (Class A)*       1,257,450
                                                    ------------
OIL/GAS -- 6.4%
     92,800    Aquila Gas Pipeline Corp.               1,020,800
     84,000    Belden & Blake Corp.*                   1,219,313
    200,000    Global Natural Resources, Inc.*         2,000,000
    137,500    Noble Drilling Corp.*                     962,500
    165,000    Petroleum Heat & Power Co., Inc.
                 (Class A)                             1,278,750
    105,400    St. Mary Land & Exploration Co.         1,409,725
     34,000    Triton Energy Corp.*                    1,585,250
                                                    ------------
                                                       9,476,338
                                                    ------------
PAPER PRODUCTS -- 1.8%
    422,000    Repap Enterprises, Inc.*                2,663,875
                                                    ------------
PRINTING/PUBLISHING -- 1.4%
     69,000    International Imaging Materials,
                 Inc.                                  1,742,250
     20,000    Merrill Corp.                             320,000
                                                    ------------
                                                       2,062,250
                                                    ------------

 * Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 8.7%
    151,800    Cousins Properties, Inc.             $  2,637,525
     44,000    Post Properties, Inc.                   1,320,000
    231,600    Security Capital Industrial Trust,
                 Inc.                                  3,792,450
    199,363    Security Capital Pacific Trust,
                 Inc.                                  3,563,614
      1,800    Security Capital Realty, Inc. (A)       1,587,600
                                                    ------------
                                                      12,901,189
                                                    ------------
RETAIL -- 0.7%
     10,900    Blair Corp.                               321,550
     60,000    The Maxim Group, Inc.*                    780,000
                                                    ------------
                                                       1,101,550
                                                    ------------
TELECOMMUNICATIONS -- 1.2%
     94,500    ECI Telecommunications Ltd.             1,795,500
                                                    ------------
TEXTILES -- 4.8%
     89,000    Collins & Aikman Corp.*                   712,000
     64,000    Culp, Inc.                                624,000
     42,700    Fab Industries, Inc.                    1,248,975
    149,600    Mohawk Industries, Inc.*                2,244,000
    110,500    WestPoint Stevens, Inc.*                2,334,313
                                                    ------------
                                                       7,163,288
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 2.6%
     55,900    Morningstar Group, Inc.*                  433,225
    111,800    Ralcorp Holdings, Inc.                  2,571,400
     84,700    Sylvan, Inc.*                             899,937
                                                    ------------
                                                       3,904,562
                                                    ------------
TRANSPORTATION -- 0.1%
      8,000    MTL, Inc.*                                117,000
                                                    ------------
UTILITIES -- 1.5%
     34,600    Sithe Energies, Inc.*                     246,525
     96,000    UGI Corp.                               2,016,000
                                                    ------------
                                                       2,262,525
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
OTHER -- 1.1%
     93,300    McGrath RentCorp.                    $  1,632,750
                                                    ------------
Total Common Stocks
 (cost -- $116,900,149)                             $125,523,724
                                                    ------------

Total Investments
   (cost -- $141,711,266)                 101.0%  $150,298,607
Other Liabilities in Excess of
   Other Assets                            (1.0)    (1,483,609)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $148,814,998
                                         ------   ------------
                                         ------   ------------

GROWTH AND INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 1.9%
AUTOMOTIVE -- 0.4%
$   200,000    Ford Motor Credit Co.
               5.73%, 11/06/95                      $    199,841
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.5%
               Beneficial Corp.
    447,000    5.72%, 11/02/95                           446,929
    230,000    5.74%, 11/15/95                           229,486
                                                    ------------
                                                         676,415
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $876,256)                                 $    876,256
                                                    ------------
CORPORATE NOTES & BONDS -- 18.2%
CASINOS/GAMING -- 1.9%
$ 1,000,000    Harrah's Jazz Co.
                 14.25%, 11/15/01                   $    875,000
                                                    ------------
COSMETICS/TOILETRIES -- 3.8%
  2,000,000    Playtex Family Products Corp.
                 9.00%, 12/15/03                       1,790,000
                                                    ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         6/16/94      $1,404,189    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            8/02/93          --        1,800    684         882

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
PRINCIPAL                                                  VALUE
AMOUNT
------------------------------------------------------
ENTERTAINMENT -- 3.7%
$ 5,000,000    Time Warner, Inc.
                 Zero Coupon, 12/17/12              $  1,725,000
                                                    ------------
FOOD SERVICES -- 0.9%
  1,000,000    Shoney's, Inc.
                 Zero Coupon, 4/11/04                    402,500
                                                    ------------
OIL/GAS -- 3.7%
  2,000,000    Triton Energy Corp.
                 Zero Coupon, 11/01/97                 1,700,000
                                                    ------------
TELECOMMUNICATIONS -- 4.2%
  1,000,000    Comcast Corp.
                 10.625%, 7/15/12                      1,097,500
  1,500,000    Nextel Communications, Inc.
                 0.00/11.50%, 9/01/03**                  870,000
                                                    ------------
                                                       1,967,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $8,705,038)                               $  8,460,000
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 6.5%
MANUFACTURING
$ 4,000,000    Mascotech, Inc.
                 4.50%, 12/15/03
                 (cost -- $3,042,591)               $  3,040,000
                                                    ------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 72.6%
AEROSPACE -- 4.4%
     25,000    McDonnell Douglas Corp.              $  2,043,750
                                                    ------------
AUTOMOTIVE -- 3.8%
     40,000    General Motors Corp.                    1,750,000
                                                    ------------
BANKING -- 7.6%
     32,000    Citicorp                                2,076,000
     50,000    U.S. Bancorp                            1,481,250
                                                    ------------
                                                       3,557,250
                                                    ------------
CHEMICALS -- 2.7%
     20,000    du Pont (E.I.) de Nemours & Co.         1,247,500
                                                    ------------
COMPUTER SOFTWARE -- 1.1%
      5,000    Microsoft Corp.*                     $    500,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONGLOMERATES -- 3.4%
    100,000    Canadian Pacific Ltd.                   1,600,000
                                                    ------------
CONTAINERS -- 3.9%
     40,000    Temple-Inland, Inc.                     1,820,000
                                                    ------------
ELECTRONICS -- 0.2%
      1,000    Intel Corp.                                69,875
                                                    ------------
HEALTHCARE SERVICES -- 1.0%
     10,000    Columbia/HCA Healthcare Corp.             491,250
                                                    ------------
HOUSEHOLD PRODUCTS -- 4.0%
     40,000    Premark International, Inc.             1,850,000
                                                    ------------
INSURANCE -- 6.8%
     15,000    Ace, Ltd.                                 510,000
     10,000    AFLAC, Inc.                               407,500
     30,000    Progressive Corp., Ohio                 1,245,000
     20,000    Travelers, Inc.                         1,010,000
                                                    ------------
                                                       3,172,500
                                                    ------------
MACHINERY & ENGINEERING -- 3.9%
     45,000    Briggs & Stratton Corp.                 1,816,875
                                                    ------------
MEDIA/BROADCASTING -- 4.0%
     20,000    Tele-Communications Liberty Media
                 Group (Series A)*                       492,500
     80,000    Tele-Communications TCI Group
                 (Series A)*                           1,360,000
                                                    ------------
                                                       1,852,500
                                                    ------------
METALS/MINING -- 6.6%
    133,687    Freeport McMoRan, Copper & Gold
                 (Class A)                             3,058,090
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 0.5%
      1,000    Countrywide Credit Industries, Inc.        22,125
      3,000    Federal Home Loan Mortgage Corp.          207,750
                                                    ------------
                                                         229,875
                                                    ------------
OIL/GAS -- 1.6%
     10,000    Triton Energy Corp.*                 $    466,250
     15,000    Union Texas Petroleum Holdings,
                 Inc.                                    270,000
                                                    ------------
                                                         736,250
                                                    ------------

 * Non-income producing security.

** Represents a step-up floater which will receive 0.00% interest until 9/01/98, then will "step-up" to 11.50% until maturity.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
PAPER PRODUCTS -- 4.0%
     35,000    Champion International Corp.            1,872,500
                                                    ------------
TELECOMMUNICATIONS -- 4.5%
     55,000    Sprint Corp.                            2,117,500
                                                    ------------
TEXTILES -- 8.6%
     20,000    Shaw Industries, Inc.                     255,000
     50,000    Unifi, Inc.                             1,125,000
     55,000    VF Corp.                                2,633,125
                                                    ------------
                                                       4,013,125
                                                    ------------
Total Common Stocks
 (cost -- $30,820,524)                              $ 33,798,840
                                                    ------------

Total Investments
   (cost -- $43,444,409)                   99.2%  $ 46,175,096
Other Assets in Excess of
   Other Liabilities                        0.8        358,263
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 46,533,359
                                         ------   ------------
                                         ------   ------------

U.S. GOVERNMENT INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 24.6%
$28,300,000    J.P. Morgan, 5.85%, 11/01/95
                 (proceeds at maturity:
                 $28,304,599, collateralized by
                 $27,265,000 par, $28,866,819
                 value, U.S. Treasury Notes,
                 7.50%, 10/31/99)
                 (cost -- $28,300,000)              $ 28,300,000
                                                    ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.6%
$   652,460    9.50%, 12/01/02 - 11/01/03
               (cost -- $657,455)                   $    679,981
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I -- 43.6%
$19,729,923    7.00%, 2/15/22 - 11/15/23            $ 19,594,181
 10,813,268    7.50%, 2/15/22 - 5/15/24               10,955,138
  7,998,232    8.00%, 4/15/02 - 5/15/25                8,250,767
 10,522,241    8.50%, 6/15/01 - 9/15/24               10,956,944
    449,937    10.50%, 1/15/98 - 12/15/00                472,573
                                                    ------------
Total Government National Mortgage
 Association I (cost -- $50,865,933)                $ 50,229,603
                                                    ------------
U.S. TREASURY NOTES -- 30.4%
$15,000,000    5.875%, 8/15/98                      $ 15,070,350
  5,000,000    6.125%, 5/31/97                         5,035,950
 14,000,000    7.75%, 11/30/99                        14,975,660
                                                    ------------
Total U.S. Treasury Notes
 (cost -- $34,397,838)                              $ 35,081,960
                                                    ------------

Total Investments
 (cost -- $114,221,226)                      99.2%  $114,291,544
                                           ------   ------------

------------------------------------------------
PRINCIPAL
AMOUNT
SUBJECT
TO PUT                                                     VALUE
------------------------------------------------------

WRITTEN PUT OPTIONS OUTSTANDING -- (0.1%)
$25,000,000  U.S. Treasury Notes, 6.125%,
               9/30/00, expiring Nov. '95, strike
               @ $101.3125
               (premium received: $132,812)         $   (117,188)
                                                    ------------

Other Assets in Excess of
 Other Liabilities                           0.9       1,067,411
                                           ------   ------------
TOTAL NET ASSETS                           100.0 %  $115,241,767
                                           ------   ------------
                                           ------   ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

INVESTMENT QUALITY INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 4.5%
MISCELLANEOUS FINANCIAL SERVICES
$ 1,800,000    Beneficial Corp.
                 5.75%, 11/06/95                    $  1,798,563
    570,000    Household Finance Corp.
                 5.73%, 11/06/95                         569,546
    425,000    Merrill Lynch & Co., Inc.
                 5.75%, 11/02/95                         424,932
                                                    ------------
Total Short-Term Corporate Notes
(cost -- $2,793,041)                                $  2,793,041
                                                    ------------
CORPORATE NOTES & BONDS -- 93.6%
AEROSPACE -- 3.4%
$ 2,000,000    Boeing Co.
                 7.50%, 8/15/42                     $  2,092,300
                                                    ------------
AIRLINES -- 2.9%
  1,000,000    American Airlines
                 9.73%, 9/29/14                        1,133,870
    550,000    Delta Air Lines, Inc.
                 10.375%, 2/01/11                        650,551
                                                    ------------
                                                       1,784,421
                                                    ------------
AUTOMOTIVE -- 3.6%
  2,000,000    Ford Motor Credit Co. (A)
                 8.875%, 11/15/22                      2,234,600
                                                    ------------
BANKING -- 6.5%
     70,000    NatWest Bancorp, Inc.
                 9.375%, 11/15/03                         81,979
  1,300,000    NCNB Corp.
                 10.20%, 7/15/15                       1,680,731
    500,000    RBSG Capital Corp.
                 10.125%, 3/01/04                        606,020
  1,500,000    Westpac Banking Corp.
                 9.125%, 8/15/01                       1,680,810
                                                    ------------
                                                       4,049,540
                                                    ------------
CHEMICALS -- 1.0%
    500,000    Rohm & Haas Co.
                 9.50%, 4/01/21                          607,720
                                                    ------------
CONGLOMERATES -- 4.0%
  2,000,000    Canadian Pacific Ltd.
                 9.45%, 8/01/21                        2,517,380
                                                    ------------
ENTERTAINMENT -- 5.2%
  3,000,000    Time Warner, Inc.
                 9.15%, 2/01/23                        3,253,800
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
INSURANCE -- 11.6%
$ 1,000,000    Aetna Life & Casualty Co.
                 8.00%, 1/15/17                     $  1,015,020
  1,200,000    Capital Holding Corp.
                 8.75%, 1/15/17                        1,263,636
  2,000,000    CNA Financial Corp.
                 7.25%, 11/15/23                       1,900,200
  3,000,000    Torchmark, Inc.
                 7.875%, 5/15/23                       3,064,440
                                                    ------------
                                                       7,243,296
                                                    ------------
LEASING -- 2.7%
  1,600,000    Ryder Systems, Inc.
                 8.75%, 3/15/17                        1,712,464
                                                    ------------
MACHINERY & ENGINEERING -- 3.3%
  1,750,000    Caterpillar, Inc.
                 9.75%, 6/01/19                        2,056,373
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.4%
     20,000    Beneficial Corp.
                 12.875%, 8/01/13                         24,110
  1,500,000    BHP Finance USA Ltd.
                 8.50%, 12/01/12                       1,700,430
               Lehman Brothers, Inc.
    865,000    9.875%, 10/15/00                          955,280
    115,000    10.00%, 5/15/99                           127,045
    205,000    Midland American Capital Corp.
                 12.75%, 11/15/03                        240,533
  3,000,000    Prudential Funding Corp.
                 6.75%, 9/15/23 (B)                    2,672,760
  1,250,000    Source One Mortgage Services Corp.
                 9.00%, 6/01/12                        1,363,087
                                                    ------------
                                                       7,083,245
                                                    ------------
OIL/GAS -- 5.9%
  3,000,000    Occidental Petroleum Corp.
                 11.125%, 6/01/19                      3,677,430
                                                    ------------
PAPER PRODUCTS -- 0.2%
    100,000    Union Camp Corp.
                 10.00%, 5/01/19                         113,709
                                                    ------------
PIPELINES -- 3.1%
  1,500,000    TransCanada Pipelines Ltd.
                 9.875%, 1/01/21                       1,930,965
                                                    ------------
RETAIL -- 1.3%
               May Department Stores Co.
    250,000    9.875%, 6/01/17                           276,337
    405,000    10.625%, 11/01/10                         541,542
                                                    ------------
                                                         817,879
                                                    ------------

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
TELECOMMUNICATIONS -- 11.8%
$ 2,500,000    New York Telephone Co.
                 9.375%, 7/15/31                    $  2,965,900
  2,000,000    Pacific Bell
                 8.50%, 8/15/31                        2,191,900
  2,000,000    Southern New England Telephone Co.
                 8.70%, 8/15/31                        2,168,720
                                                    ------------
                                                       7,326,520
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.5%
  2,000,000    American Brands, Inc.
                 7.875%, 1/15/23                       2,153,300
                                                    ------------
UTILITIES -- 7.0%
  2,000,000    Hydro-Quebec
                 8.50%, 12/01/29                       2,203,280
  2,000,000    Southern California Edison Co.
                 8.875%, 6/01/24                       2,140,540
                                                    ------------
                                                       4,343,820
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------

OTHER -- 5.2%
$ 1,447,305    DLJ Mortgage Acceptance Corp.
                 8.75%, 11/25/24                    $  1,471,276
  1,500,000    Nova Scotia (Province of)
                 8.875%, 7/01/19                       1,733,370
                                                    ------------
                                                       3,204,646
                                                    ------------
Total Corporate Notes & Bonds
  (cost -- $54,144,780)                             $ 58,203,408
                                                    ------------

Total Investments
  (cost -- $56,937,821)                   98.1 %  $ 60,996,449
Other Assets in Excess of
  Other Liabilities                        1.9       1,192,720
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 62,189,169
                                         ------   ------------
                                         ------   ------------

(A) Security segregated (partial) as collateral for open futures contracts. The aggregate market value of such security is $558,650.

(B) Resale of the security is restricted to qualified institutional investors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                         QUEST FOR                     SMALL        GROWTH          U.S.      INVESTMENT
                                        VALUE FUND,   OPPORTUNITY   CAPITALIZATION     AND       GOVERNMENT     QUALITY
                                            INC.          FUND          FUND      INCOME FUND   INCOME FUND   INCOME FUND
                                        ------------  ------------  ------------  -----------   ------------  -----------
ASSETS
  Investments, at value (cost --
   $258,707,414, $542,282,713,
   $141,711,266, $43,444,409,
   $85,921,226 and $56,937,821,
   respectively)......................  $330,881,971  $641,676,243  $150,298,607  $46,175,096   $ 85,991,544  $60,996,449
  Repurchase agreement
   (cost -- $28,300,000)..............            --            --           --           --      28,300,000          --
  Cash................................        45,640       547,052      554,656       43,048         147,175      59,556
  Receivable for fund shares sold.....       530,951     3,886,531      429,526      135,588         112,467      66,286
  Dividends receivable                       243,046       997,122       50,222       40,770              --          --
  Interest receivable.................        70,681        80,486       85,156      232,993       1,100,769   1,428,564
  Receivable for investments sold.....            --     3,775,999    1,519,249           --              --          --
  Receivable for mortgage
   prepayments........................            --            --           --           --           9,512          --
  Deferred organization expenses......            --            --           --       19,361              --       1,598
  Other assets........................        39,549        22,478       12,365       17,891          30,144      12,304
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Assets......................   331,811,838   650,985,911  152,949,781   46,664,747     115,691,611  62,564,757
                                        ------------  ------------  ------------  -----------   ------------  -----------
LIABILITIES
  Written put options outstanding, at
   value (premiums received:
   $132,812)..........................            --            --           --           --         117,188          --
  Payable for fund shares redeemed....       246,415       541,931      381,171       39,485          94,741     182,432
  Distribution fee payable............        57,478       218,953       31,207        9,227          13,696      14,560
  Investment advisory fee payable.....        54,437       103,767       24,467        6,603          11,374       6,111
  Payable for investments purchased...            --    15,310,750    3,596,750           --              --          --
  Dividends payable...................            --            --           --           --         100,543      79,161
  Payable for futures variation
   margin.............................            --            --           --           --              --      33,750
  Other payables and accrued
   expenses...........................       141,605       299,396      101,188       76,073         112,302      59,574
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Liabilities.................       499,935    16,474,797    4,134,783      131,388         449,844     375,588
                                        ------------  ------------  ------------  -----------   ------------  -----------
NET ASSETS
  Par value...........................    22,865,787       259,205       86,170       42,633         102,228      57,180
  Paid-in-surplus.....................   211,941,042   523,701,982  131,509,611   41,486,396     124,603,694  59,929,025
  Accumulated undistributed net
   investment income (loss)...........     2,115,981     3,043,582      817,130       62,229        (100,543)     (1,302)
  Accumulated undistributed net
   realized gain (loss) on
   investments........................    22,214,536     8,112,815    7,814,746    2,211,414      (9,449,554) (1,441,862)
  Net unrealized appreciation on
   investments........................    72,174,557    99,393,530    8,587,341    2,730,687          85,942   3,646,128
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Net Assets..................  $331,311,903  $634,511,114  $148,814,998  $46,533,359   $115,241,767  $62,189,169
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS A:
  Fund shares outstanding.............    19,476,461    14,934,153    6,717,417    3,395,059       9,111,820   4,144,692
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value per share...........  $      14.51  $      24.59  $     17.31   $    10.92    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Maximum offering price per share*...  $      15.35  $      26.02  $     18.32   $    11.46    $      11.83  $    11.42
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS B:
  Fund shares outstanding.............     2,682,851     8,945,500    1,369,612      700,417         855,263   1,207,703
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.37  $      24.33  $     17.11   $    10.88    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS C:
  Fund shares outstanding.............       706,475     2,040,801      529,946      167,833         255,735     365,603
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.35  $      24.31  $     17.11   $    10.89    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------

*Sales charges decrease on purchases of $50,000 or higher.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                GROWTH
                                  QUEST FOR                      SMALL           AND          U.S.       INVESTMENT
                                    VALUE      OPPORTUNITY   CAPITALIZATION     INCOME     GOVERNMENT      QUALITY
                                 FUND, INC.       FUND           FUND            FUND      INCOME FUND   INCOME FUND
                                 -----------   -----------   -------------    ----------   -----------   -----------
INVESTMENT INCOME
  Dividends*...................  $4,933,153    $5,805,392    $  1,902,266     $ 693,240    $       --    $
--
  Interest.....................   2,545,437     4,798,092       1,684,966     1,089,203     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total investment income....   7,478,590    10,603,484       3,587,232     1,782,443     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
OPERATING EXPENSES
  Investment advisory fees
   (note 2a)...................   2,893,435     3,923,159       1,456,594       333,289       755,883       351,860
  Distribution fees (note
   2c).........................   1,607,236     2,665,031         859,394       191,723       455,179       311,219
  Transfer and dividend
   disbursing agent fees (note
   1i).........................     330,355       410,006         206,267        73,852       130,367        71,201
  Accounting service fees (note
   2b).........................          --       103,747         108,951       112,800       121,310       105,362
  Registration fees............      54,800       141,636          34,952        34,042        32,098        33,871
  Custodian fees...............      40,216        47,751          22,819        18,724        70,657        21,556
  Reports and notices to
   shareholders................      40,057        44,869          27,492         8,814        17,517        10,688
  Auditing, consulting and tax
   return preparation fees.....      24,597        18,515          18,514        14,435        40,367        17,355
  Directors'(Trustees') fees
   and expenses................      17,270        17,270          17,270         8,870        17,270        17,270
  Legal fees...................      11,749        10,120           7,222         4,721         6,836         5,236
  Amortization of deferred
   organization expenses (note
   1c).........................          --            --              --        19,148            --        12,374
  Miscellaneous................      19,575        13,337           9,189         4,500        14,726         5,566
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total operating expenses...   5,039,290     7,395,441       2,768,664       824,918     1,662,210       963,558
    Less: Investment advisory
     fees waived (note 2a).....          --            --              --        (8,286)           --       (42,245)
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net operating expenses...   5,039,290     7,395,441       2,768,664       816,632     1,662,210       921,313
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net investment income....   2,439,300     3,208,043         818,568       965,811     7,232,730     3,951,646
                                 -----------   -----------   -------------    ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
   security transactions.......  22,321,532     8,125,065       8,630,413     2,227,731    (3,475,568)      (24,232)
  Net realized loss on option
   transactions (note 1f)....          --            --              --            --      (267,734)           --
  Net realized loss on futures
   transactions (note 1g)......          --            --         (86,670)           --            --      (464,750)
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss) on
     investments...............  22,321,532     8,125,065       8,543,743     2,227,731    (3,743,302)     (488,982)
  Net change in unrealized
   appreciation (depreciation)
   on investments..............  39,322,642    85,013,107       3,040,965     2,324,387     9,332,957     7,336,722
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss)
     and change in unrealized
     appreciation
     (depreciation) on
     investments...............  61,644,174    93,138,172      11,584,708     4,552,118     5,589,655     6,847,740
                                 -----------   -----------   -------------    ----------   -----------   -----------
  Net increase in net assets
   resulting from operations...  $64,083,474   $96,346,215   $ 12,403,276     $5,517,929   $12,822,385   $10,799,386
                                 -----------   -----------   -------------    ----------   -----------   -----------
                                 -----------   -----------   -------------    ----------   -----------   -----------


* Net of withholding taxes of $6,473, $732 and $1,752 for Quest for Value, Small Capitalization and Growth and Income, respectively.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               QUEST FOR VALUE FUND,
                                                                        INC.                OPPORTUNITY FUND
                                                               YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                              ------------------------  ------------------------
                                                                 1995         1994         1995         1994
                                                              -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..............................  $ 2,439,300  $ 1,726,225  $ 3,208,043  $ 1,397,364
  Net realized gain (loss) on investments...................   22,321,532   16,664,331    8,125,065    7,139,720
  Net change in unrealized appreciation (depreciation) on
   investments..............................................   39,322,642   (6,250,090)  85,013,107    4,721,481
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................   64,083,474   12,140,466   96,346,215   13,258,565
                                                              -----------  -----------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income -- Class A..........................   (1,649,576)    (819,873)  (1,066,642)  (2,269,483)
  Net investment income -- Class B..........................     (108,497)     (11,801)    (335,822)     (98,258)
  Net investment income -- Class C..........................      (29,366)      (2,040)     (56,920)     (21,098)
  Net realized gains -- Class A.............................  (15,501,438)  (9,227,704)  (5,314,298)  (1,498,248)
  Net realized gains -- Class B.............................   (1,014,005)    (115,604)  (1,562,718)     (30,484)
  Net realized gains -- Class C.............................     (255,884)     (11,081)    (267,734)     (11,476)
  Tax return of capital -- Class A..........................           --           --           --           --
  Tax return of capital -- Class B..........................           --           --           --           --
  Tax return of capital -- Class C..........................           --           --           --           --
                                                              -----------  -----------  -----------  -----------
    Total dividends and distributions to shareholders.......  (18,558,766) (10,188,103)  (8,604,134)  (3,929,047)
                                                              -----------  -----------  -----------  -----------
FUND SHARE TRANSACTIONS
  CLASS A
  Net proceeds from sales...................................   53,027,793   61,908,256  201,988,591   90,332,759
  Reinvestment of dividends and distributions...............   16,047,556    9,385,655    6,034,648    3,405,284
  Cost of shares redeemed...................................  (64,462,161) (80,014,950) (60,771,127) (65,200,453)
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) -- Class A......................    4,613,188   (8,721,039) 147,252,112   28,537,590
                                                              -----------  -----------  -----------  -----------
  CLASS B
  Net proceeds from sales...................................   22,392,431   12,409,864  160,670,137   40,604,196
  Reinvestment of dividends and distributions...............    1,045,812      123,599    1,804,130      124,021
  Cost of shares redeemed...................................   (3,681,109)    (544,061) (14,031,965)  (1,026,439)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class B.................................   19,757,134   11,989,402  148,442,302   39,701,778
                                                              -----------  -----------  -----------  -----------
  CLASS C
  Net proceeds from sales...................................    6,835,837    3,521,667   40,882,367    6,945,412
  Reinvestment of dividends and distributions...............      280,898       13,020      314,274       32,567
  Cost of shares redeemed...................................   (1,738,997)    (271,901)  (4,067,767)    (254,081)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class C.................................    5,377,738    3,262,786   37,128,874    6,723,898
                                                              -----------  -----------  -----------  -----------
  Total net increase (decrease) in net assets from fund
   share transactions.......................................   29,748,060    6,531,149  332,823,288   74,963,266
                                                              -----------  -----------  -----------  -----------
    Total increase (decrease) in net assets.................   75,272,768    8,483,512  420,565,369   84,292,784
NET ASSETS
  Beginning of year.........................................  256,039,135  247,555,623  213,945,745  129,652,961
                                                              -----------  -----------  -----------  -----------
  End of year (including undistributed net investment income
   (loss) of $2,115,981, $1,464,120; $3,043,582, $1,291,867;
   $817,130, ($238,336); $62,229, $127,460; ($100,543), $0
   and ($1,302), $0, respectively)..........................  $331,311,903 $256,039,135 $634,511,114 $213,945,745
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------


*Certain figures have been restated to conform to current year presentation for
 Opportunity, Growth and Income and U.S. Government.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

   SMALL CAPITALIZATION                                 U.S. GOVERNMENT INCOME
           FUND              GROWTH AND INCOME FUND              FUND                INVESTMENT QUALITY
                                                                                        INCOME FUND
  YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
--------------------------  ------------------------  --------------------------  ------------------------
    1995          1994         1995         1994          1995          1994         1995         1994
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$    818,568  $   (238,336) $   965,811  $   966,108  $  7,232,730  $  8,291,969  $ 3,951,646  $ 3,846,353
   8,543,743     3,366,835    2,227,731    1,768,686    (3,743,302)   (4,366,839)    (488,982)    (952,880)
   3,040,965    (3,118,979)   2,324,387     (189,442)    9,332,957   (11,007,688)   7,336,722   (9,068,979)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  12,403,276         9,520    5,517,929    2,545,352    12,822,385    (7,082,558)  10,799,386   (6,175,506)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
          --            --     (917,781)    (936,128)   (6,680,576)   (8,071,564)  (3,164,967)  (3,482,793)
          --            --     (105,700)     (41,545)     (464,033)     (196,735)    (586,935)    (244,424)
          --            --      (17,697)      (7,305)      (89,583)      (39,362)    (199,744)    (119,136)
  (3,010,761)   (8,036,736)  (1,275,011)  (4,278,474)           --    (3,218,859)          --     (367,910)
    (434,007)     (160,831)    (129,812)    (152,311)           --       (42,833)          --      (10,112)
     (91,772)      (19,543)     (20,124)     (19,378)           --        (7,144)          --         (637)
          --            --           --           --      (140,061)           --           --           --
          --            --           --           --        (8,675)           --           --           --
          --            --           --           --        (1,431)           --           --           --
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  (3,536,540)   (8,217,110)  (2,466,125)  (5,435,141)   (7,384,359)  (11,576,497)  (3,951,646)  (4,225,012)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  38,194,245   127,081,752    8,471,883    5,937,491    18,642,107    17,007,814    8,023,597   12,621,718
   2,840,961     7,215,556    2,097,137    5,008,623     5,896,557     9,588,703    2,288,961    2,758,350
 (52,052,199) (111,134,238)  (6,705,888)  (6,040,040)  (50,011,121)  (74,313,512) (17,520,761) (20,364,228)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
 (11,016,993)   23,163,070    3,863,132    4,906,074   (25,472,457)  (47,716,995)  (7,208,203)  (4,984,160)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  10,160,304    15,275,222    4,674,731    2,763,975     5,110,647     6,748,251    7,327,816    6,440,954
     408,265       148,570      217,205      188,513       319,245       187,137      462,628      185,172
  (4,495,109)     (811,203)    (533,417)    (260,750)   (3,026,400)     (964,994)  (2,363,759)    (800,932)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,073,460    14,612,589    4,358,519    2,691,738     2,403,492     5,970,394    5,426,685    5,825,194
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,393,572     3,345,761    1,497,250      341,819     2,026,463     1,424,484    1,204,849    3,141,700
      88,907        18,810       36,149       26,593        85,658        46,127       93,152       93,436
  (1,180,484)     (229,505)    (232,677)      (4,696)     (533,211)     (289,465)    (285,205)    (422,838)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   5,301,995     3,135,066    1,300,722      363,716     1,578,910     1,181,146    1,012,796    2,812,298
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
     358,462    40,910,725    9,522,373    7,961,528   (21,490,055)  (40,565,455)    (768,722)   3,653,332
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   9,225,198    32,703,135   12,574,177    5,071,739   (16,052,029)  (59,224,510)   6,079,018   (6,747,186)
 139,589,800   106,886,665   33,959,182   28,887,443   131,293,796   190,518,306   56,110,151   62,857,337
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$148,814,998  $139,589,800  $46,533,359  $33,959,182  $115,241,767  $131,293,796  $62,189,169  $56,110,151
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Funds are registered under the Investment Company Act of 1940, as diversified, open-end management investment companies. Quest for Value Fund, Inc. ("Quest for Value") is a Maryland corporation. Opportunity Fund ("Opportunity"), Small Capitalization Fund ("Small Capitalization"), Growth and Income Fund ("Growth and Income"), U.S. Government Income Fund ("U.S. Government") and Investment Quality Income Fund ("Investment Quality") are five of nine funds offered in the Quest for Value Family of Funds, a Massachusetts business trust. Quest for Value Advisors (the "Adviser") serves as investment adviser and provides accounting and administrative services to each fund. Quest for Value Distributors (the "Distributor") serves as each fund's distributor. Both the Adviser and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    Prior to September 1, 1993, the funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date all funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charges and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securites are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Directors (Trustees) using methods which include current market quotations from major market makers in the securities and trader-reviewed "matrix" prices. Futures contracts are valued based upon their daily settlement value as of the close of the exchange upon which they trade. OTC options are valued based upon formulas which utilize the market value of the underlying securities, strike prices and expiration dates of the options. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair values as determined in good faith under procedures established by each fund's Board of Directors (Trustees). The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic or political development in a specific state, industry or region.

    (B) FEDERAL INCOME TAXES

    It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    The following approximate costs were incurred in connection with their organization: Growth and Income -- $96,000 and Investment Quality -- $62,000. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of each fund's operations.

    (D) SECURITY TRANSACTIONS AND OTHER INCOME

    Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------
date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Net investment income, other than class specific expenses and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets, as defined, of each class.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes each fund's dividend and capital gain declaration policy:

                                       SHORT-TERM  LONG-TERM
                             INCOME     CAPITAL     CAPITAL
                           DIVIDENDS     GAINS       GAINS
                           ----------  ----------  ----------
Quest for Value             annually    annually    annually
Opportunity                 annually    annually    annually
Small Capitalization        annually    annually    annually
Growth and Income          quarterly    annually    annually
U.S. Government             daily *    quarterly    annually
Investment Quality          daily *     annually    annually

* paid monthly.

    Each fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized gain(loss) and net assets were not affected.

    As required by Statement of Position 93 - 2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, the following table discloses the reclassifications from accumulated undistributed net investment income(loss) and accumulated undistributed capital gain(loss) on investments to paid-in-surplus during the fiscal year ended October 31, 1995:

                           ACCUMULATED
                           UNDISTRIBUTED
                              NET         ACCUMULATED
                           INVESTMENT    UNDISTRIBUTED      PAID
                             INCOME      NET REALIZED        IN
                             (LOSS)       GAIN (LOSS)     SURPLUS
                           ----------   ---------------   --------
Quest for Value               --             --              --
Opportunity                    3,056          (5,991)        2,935
Small Capitalization         236,898        (559,292)      322,394
Growth and Income             10,136        (152,783)      142,647
U.S. Government              (99,081)       (407,920)      507,001
Investment Quality            (1,302)        --              1,302

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (F) WRITTEN OPTIONS ACCOUNTING POLICIES

    When a fund writes a call option or a put option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which a fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchases upon exercise of the option.

    (G) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, cash equivalents or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. At October 31, 1995, Investment Quality had the following futures contracts open:

                                                                    NET
                          NUMBER OF                             UNREALIZED
          TYPE            CONTRACTS    SHORT VALUE  EXPIRATION     LOSS
---------------------------------------------------------------------------
 CBT U.S. Treasury Bond      120       $13,635,000   Dec. '95    $412,500

    (H) REPURCHASE AGREEMENTS

    U.S. Government enters into repurchase agreements as part of its investment program. The fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default by the obligor to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (I) ALLOCATION OF EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the year ended October 31, 1995, transfer and dividend disbursing agent fees accrued to classes A, B and C were $279,089, $36,906 and $14,360, respectively, for Quest for Value; $236,086,
$141,736 and  $32,184,  respectively,  for Opportunity;  $146,564,  $44,501  and
$15,202, respectively, for Small Capitalization; $61,191, $8,864 and $3,797, respectively, for Growth and Income; $117,106, $8,732 and $4,529, respectively, for U.S. Government and $58,422, $8,814 and $3,965, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, ACCOUNTING SERVICES FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (A) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: 1.00% for Quest for Value, Opportunity and Small Capitalization, respectively; .85% for Growth and Income and .60% for U.S. Government and Investment Quality, respectively. For the year ended October 31, 1995, the Adviser voluntarily waived $8,286 and $42,245 in investment advisory fees for Growth and Income and Investment Quality, respectively.

    (B) A portion of the accounting services fee for Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality is payable monthly to the Adviser. These funds reimburse the Adviser for a portion of the salaries of officers and employees of Oppenheimer Capital based upon the amount of time such persons spend in providing services to each fund in accordance with the provisions of the Investment Advisory Agreement. For the year ended October 31, 1995, the Adviser received $48,747, $53,951, $57,800, $56,310 and $50,362, respectively.

    (C) The funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which each fund is permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the funds pay the Distributor compensation, accrued daily and payable monthly on each fund's average daily net assets for Class A shares at the following annual rates: .25% for Quest for Value, Opportunity and Small Capitalization, .05% for U.S. Government and .15% for Investment Quality and Growth and Income. Each fund's Class A shares also pay a service fee at the annual rate of .25%. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

    For the year ended October 31, 1995, distribution and service fees charged to classes A, B and C were $1,286,200, $253,926 and $67,110, respectively, for Quest for Value; $1,258,129, $1,165,226 and $241,676, respectively, for
Opportunity; $597,200, $201,055 and $61,139, respectively, for Small Capitalization; $133,588, $48,455 and $9,680, respectively, for Growth and Income; $344,839, $92,104 and $18,236, respectively, for U.S. Government and $183,475, $95,449 and $32,295, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

    (D) Total brokerage commissions paid by Quest for Value, Opportunity, Small Capitalization and Growth and Income were $309,310, $647,240, $400,477 and $112,411, respectively, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $156,970, $266,868, $161,399 and $54,131, respectively, for the year ended October 31, 1995.

    (E) Oppenheimer & Co., Inc. has informed the funds that it received approximately $390,000, $959,000, $241,000, $35,000, $162,000 and $88,000 in
connection with the sale of Class A shares for Quest for Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Distributor has also informed the funds that it received contingent deferred sales charges on the redemption of Class A and Class C shares of approximately $10,000, $20,000, $10,000, $100, $6,000 and $2,000 for Quest for
Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

    For the year ended October 31, 1995, the Distributor had assigned the right to receive the compensation and contingent deferred sales charge on Class B shares to a bank in return for the bank's reimbursement to the Distributor of commissions paid by the Distributor to brokers/dealers on the sale of Class B shares.

3. PURCHASES AND SALES OF SECURITIES

    For the year ended October 31, 1995, purchases and sales of investment securities, other than short-term securities, were as follows:

              QUEST FOR                        SMALL         GROWTH AND       U.S.      INVESTMENT
                VALUE       OPPORTUNITY    CAPITALIZATION      INCOME      GOVERNMENT    QUALITY
             ------------  -------------  ----------------   -----------  ------------  ----------
Purchases    $ 89,609,378  $ 350,805,248  $   92,530,292     $54,163,330  $259,064,073  $5,329,244
Sales         116,160,440     67,743,053      99,613,323      41,657,071   304,565,951   4,275,980

The following table summarizes activity in written option transactions for U.S. Government for the year ended October 31, 1995:

                                                CONTRACTS     PREMIUMS
                                               -----------   -----------
Option contracts written: Outstanding
 beginning of year                                      2    $   142,188
  Options written                                      47      3,306,327
  Options terminated in closing purchase
   transactions                                       (25)    (1,788,359)
  Options exercised                                   (15)      (920,313)
  Options expired                                      (8)      (607,031)
                                                      ---    -----------
Option contracts written: Outstanding end of
 year                                                   1    $   132,812
                                                      ---    -----------
                                                      ---    -----------

--------------------------------------------------------------------------------

4. FUND SHARE TRANSACTIONS

    The following tables summarize the fund share activity for the two years ended October 31, 1995:

                                                QUEST FOR VALUE               OPPORTUNITY            SMALL CAPITALIZATION
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................     4,045,256     5,077,999     9,028,138     4,781,210     2,307,655     7,804,081
  Dividends and distributions
   reinvested...........................     1,440,961       797,941       328,864       186,714       181,647       450,409
  Redeemed..............................    (4,924,606)   (6,566,112)   (2,718,312)   (3,470,990)   (3,125,095)   (6,835,042)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       561,611      (690,172)    6,638,690     1,496,934      (635,793)    1,419,448
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................     1,718,575     1,020,362     7,259,921     2,145,988       620,242       936,328
  Dividends and distributions
   reinvested...........................        94,418        10,514        98,923         6,821        26,272         9,286
  Redeemed..............................      (277,524)      (44,566)     (624,721)      (54,500)     (271,244)      (50,575)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................     1,535,469       986,310     6,734,123     2,098,309       375,270       895,039
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       523,083       289,679     1,828,198       367,367       389,503       205,454
  Dividends and distributions
   reinvested...........................        25,381         1,106        17,240         1,789         5,721         1,176
  Redeemed..............................      (127,913)      (22,509)     (176,839)      (13,680)      (71,284)      (13,923)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       420,551       268,276     1,668,599       355,476       323,940       192,707
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase................     2,517,631       564,414    15,041,412     3,950,719        63,417     2,507,194
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

                                               GROWTH AND INCOME            U.S. GOVERNMENT           INVESTMENT QUALITY
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................       790,817       591,037     1,685,034     1,484,549       777,291     1,194,443
  Dividends and distributions
   reinvested...........................       216,701       506,743       534,322       839,276       222,241       263,168
  Redeemed..............................      (641,530)     (600,435)   (4,526,190)   (6,552,668)   (1,706,041)   (1,940,417)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       365,988       497,345    (2,306,834)   (4,228,843)     (706,509)     (482,806)
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................       438,682       269,571       467,177       594,901       708,238       614,495
  Dividends and distributions
   reinvested...........................        22,368        19,104        28,912        16,698        44,636        18,150
  Redeemed..............................       (51,318)      (26,407)     (272,297)      (86,599)     (228,114)      (77,488)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       409,732       262,268       223,792       525,000       524,760       555,157
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       140,694        33,894       182,514       123,553       116,706       290,357
  Dividends and distributions
   reinvested...........................         3,711         2,697         7,733         4,123         8,984         9,047
  Redeemed..............................       (21,778)         (469)      (47,976)      (25,877)      (27,176)      (41,081)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       122,627        36,122       142,271       101,799        98,514       258,323
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase (decrease).....       898,347       795,735    (1,940,771)   (3,602,044)      (83,235)      330,674
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At   October   31,  1995,   the   composition  of   unrealized  appreciation
(depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                APPRECIATION  (DEPRECIATION)       NET        TAX COST
                                ------------  --------------   -----------  ------------
Quest for Value                 $72,832,935   $    (782,009)   $72,050,926  $258,831,045
Opportunity                     107,623,664      (8,230,134)    99,393,530   542,282,713
Small Capitalization             13,114,205      (4,646,081)     8,468,124   141,830,483
Growth and Income                 3,674,355      (1,106,543)     2,567,812    43,607,284
U.S. Government                     852,086      (2,085,345)    (1,233,259)  115,524,803
Investment Quality                4,461,416        (402,788)     4,058,628    56,937,821

6. AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                                 QUEST                      SMALL         GROWTH       U.S.     INVESTMENT
                               FOR VALUE   OPPORTUNITY  CAPITALIZATION  AND INCOME  GOVERNMENT   QUALITY
                               ----------  -----------  --------------  ----------  ----------  ----------
Authorized fund shares         35,000,000   unlimited     unlimited     unlimited   unlimited   unlimited
Par value per share              $1.00        $.01           $.01          $.01        $.01        $.01

7. DIVIDENDS AND DISTRIBUTIONS

    The following tables summarize the per share dividends and distributions made for the two years ended October 31, 1995:

                                       QUEST FOR                         SMALL
                                         VALUE        OPPORTUNITY    CAPITALIZATION
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.083 $ 0.040 $ 0.117 $ 0.326     --      --
  Class B..........................    0.074   0.031   0.117   0.313     --      --
  Class C..........................    0.081   0.033   0.117   0.312     --      --
NET REALIZED GAINS:
  Class A..........................  $ 0.828 $ 0.469 $ 0.614 $ 0.219 $ 0.415 $ 1.331
  Class B..........................    0.828   0.469   0.614   0.219   0.415   1.331
  Class C..........................    0.828   0.469   0.614   0.219   0.415   1.331

                                       GROWTH AND         U.S.         INVESTMENT
                                         INCOME        GOVERNMENT       QUALITY
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.289 $ 0.319 $ 0.639 $ 0.593 $ 0.707 $ 0.680
  Class B..........................    0.242   0.265   0.562   0.510   0.646   0.609
  Class C..........................    0.209   0.261   0.549   0.509   0.643   0.608
NET REALIZED GAINS:
  Class A..........................  $ 0.422 $ 1.669     --  $ 0.213     --  $ 0.069
  Class B..........................    0.422   1.669     --    0.213     --    0.069
  Class C..........................    0.422   1.669     --    0.213     --    0.069
TAX RETURN OF CAPITAL:
  Class A..........................      --      --  $ 0.013     --      --      --
  Class B..........................      --      --    0.013     --      --      --
  Class C..........................      --      --    0.013     --      --      --

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    During the year ended October 31, 1995, U.S. Government wrote covered options and Small Capitalization and Investment Quality entered into futures contracts in order to hedge their existing portfolio securities against fluctuations in value. Written options and futures contracts involve elements of market risk in excess of the amounts reflected in the fund's Statements of Assets and Liabilities. A fund, as a writer of an option, has no control over whether the option is exercised. The underlying security may be sold and, as a result, a fund bears the market risk of an unfavorable change in the price of the security underlying the written option. For futures contracts, the contract amount reflects the extent of a fund's exposure to off balance sheet risk. Written options and futures contracts also have elements of credit risk; i.e. the risk that the counterparty may not perform. If the option or futures contracts are traded through a regulated exchange, the counterparty risk is generally eliminated since the exchange interposes itself into the transaction. If, however, the option or futures contracts are traded in the over-the-counter market, counterparty risk can exist.

9. NET CAPITAL LOSS CARRYOVERS

    For the fiscal year ended October 31, 1995, Growth and Income will utilize $188,067 of net capital loss carryovers. Growth and Income has net capital loss carryovers of $233,749 of which $177,811 and $55,938 will be available, to the extent provided by regulations, to offset future net capital gains realized through the fiscal years ending 1996 and 2000, respectively. However, due to the acquisition of the Unified Income Fund and the Unified Mutual Shares Fund in 1992, the loss carryovers are further limited by IRC Section 382 to $188,067 annually. As a result, Growth and Income had $370,083 of net capital loss carryover expire on October 31, 1995 which is no longer available for future periods. In addition, U.S. Government, at October 31, 1995, had a net capital loss carryover of $8,145,977 available, to the extent provided by regulations, to offset future net capital gains realized before the end of fiscal year 2003. Also at October 31, 1995, Investment Quality had a net capital loss carryover of $1,854,362 of which $952,880 and $901,482 will be available to offset future net capital gains realized through the fiscal years ending 2002 and 2003, respectively. To the extent that the capital loss carryovers are used to offset future net capital gains, it is probable that the gains so offset will not be distributed to shareholders.

10. SUBSEQUENT EVENTS

    (a) On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with Oppenheimer Management Corporation ("OMC") which resulted in the sale to OMC of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of the management agreements and other contracts relating to certain Quest for Value Funds and the use of the name "Quest for Value". As part of the transaction, certain former Quest for Value Funds, including the Quest for Value Fund and the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund and the Officers Fund, portfolios of the Quest for Value Family of Funds, have entered into an investment advisory agreement with OMC and OMC has entered into a sub-advisory agreement with OpCap Advisors with respect to each of such funds. Pursuant to the transaction, the U.S. Government Income Fund, the Investment Quality Income Fund, the National Tax-Exempt Fund, the California Tax-Exempt Fund and the New York Tax-Exempt Fund were merged, as part of a tax-free reorganization, into the Oppenheimer U.S. Government Trust, the Oppenheimer Bond Fund, the Oppenheimer Tax-Free Bond Fund, the Oppenheimer California Tax-Exempt Fund and the Oppenheimer New York Tax-Exempt Fund, respectively.

    (b) On November 22, 1995, U.S. Government and Investment Quality paid the following per share net investment income dividends to shareholders of record on the close of business November 22, 1995:

                                CLASS   CLASS   CLASS
                                  A       B       C
                                ------  ------  ------
U.S. Government                 $0.0352 $0.0302 $0.0298
Investment Quality               0.0384  0.0345  0.0343

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 12.59        $  0.12      $  2.71      $  2.83      ($ 0.08)     ($ 0.83)     ($ 0.91)
  1994                               12.51           0.09         0.50         0.59        (0.04)       (0.47)       (0.51)
  1993                               11.71           0.05         1.34         1.39        (0.05)       (0.54)       (0.59)
  1992                               10.61           0.04         1.77         1.81        (0.07)       (0.64)       (0.71)
  1991                                7.84           0.09         2.84         2.93        (0.16)          --        (0.16)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               12.53           0.05         2.69         2.74        (0.07)       (0.83)       (0.90)
  1994                               12.51           0.02         0.50         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.14)       (0.15)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               12.52           0.04         2.70         2.74        (0.08)       (0.83)       (0.91)
  1994                               12.50           0.01         0.51         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.15)       (0.16)          --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $14.51       24.74%      $282,615     1.68%(1)       0.90%(1)        36%
  1994                         12.59        5.01%       238,085     1.71%          0.72%           49%
  1993                         12.51       12.27%       245,320     1.75%          0.40%           27%
  1992                         11.71       18.45%       142,939     1.75%          0.53%           41%
  1991                         10.61       37.94%        79,914     1.83%          1.06%           48%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         14.37       24.08%        38,557     2.21%(1)       0.36%(1)        36%
  1994                         12.53        4.43%        14,373     2.24%          0.14%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.51       (1.19%)        2,015     2.27%(5)      (1.19%)(5)       27%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         14.35       24.10%        10,140     2.26%(1)       0.31%(1)        36%
  1994                         12.52        4.45%         3,581     2.28%          0.09%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.50       (1.26%)          221     2.27%(5)      (0.90%)(5)       27%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $257,239,913, $25,392,617 AND $6,711,023, RESPECTIVELY.

Opportunity Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 19.69        $  0.23      $  5.40      $  5.63      ($ 0.12)     ($ 0.61)     ($ 0.73)
  1994                               18.71           0.18         1.35         1.53        (0.33)       (0.22)       (0.55)
  1993                               16.73           0.35         2.02         2.37        (0.07)       (0.32)       (0.39)
  1992                               14.29           0.09         2.93         3.02        (0.03)       (0.55)       (0.58)
  1991                                9.74           0.03         4.78         4.81        (0.23)       (0.03)       (0.26)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               19.59           0.11         5.36         5.47        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.34         1.42        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               19.58           0.08         5.38         5.46        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.33         1.41        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $24.59       29.88%      $367,240     1.69%(1)       1.02%(1)        21%
  1994                         19.69        8.41%       163,340     1.78%          0.96%           42%
  1993                         18.71       14.34%       127,225     1.83%          2.69%           24%
  1992                         16.73       21.93%        40,563     2.27%          0.72%           32%
  1991                         14.29       50.44%         8,446     2.35%(2)       0.30%(2)        88%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         24.33       29.19%       217,663     2.21%(1)       0.48%(1)        21%
  1994                         19.59        7.84%        43,317     2.34%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)        2,115     2.52%(5)       1.32%(5)        24%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         24.31       29.16%        49,608     2.31%(1)       0.37%(1)        21%
  1994                         19.58        8.06%         7,289     2.35%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)          313     2.52%(5)       1.13%(5)        24%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $251,625,672, $116,522,609 AND $24,167,608, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 16.33        $  0.11      $  1.29      $  1.40      $    --      ($ 0.42)     ($ 0.42)
  1994                               17.68          (0.03)        0.01        (0.02)          --        (1.33)       (1.33)
  1993                               14.60          (0.04)        4.26         4.22           --        (1.14)       (1.14)
  1992                               13.52             --         1.50         1.50           --        (0.42)       (0.42)
  1991                                8.80          (0.05)        4.85         4.80        (0.08)          --        (0.08)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               16.24           0.02         1.27         1.29           --        (0.42)       (0.42)
  1994                               17.66          (0.11)        0.02        (0.09)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.49         0.47           --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               16.23           0.01         1.29         1.30           --        (0.42)       (0.42)
  1994                               17.67          (0.13)        0.02        (0.11)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.50         0.48           --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $17.31        8.82%      $116,307     1.80%(1)       0.67%(1)        76%
  1994                         16.33        0.04%      120,102      1.88%         (0.14%)          67%
  1993                         17.68       30.21%      104,898      1.89%         (0.36%)          74%
  1992                         14.60       11.60%       39,693      2.11%         (0.04%)          95%
  1991                         13.52       55.01%       20,686      2.25%(2)      (0.41%)(2)      103%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.17%       23,440      2.37%(1)       0.09%(1)        76%
  1994                         16.24       (0.39%)      16,144      2.48%         (0.70%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.66        2.73%        1,754      2.57%(5)      (1.15%)(5)       74%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.24%        9,068      2.38%(1)       0.08%(1)        76%
  1994                         16.23       (0.51%)       3,344      2.59%         (0.81%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.67        2.79%          235      2.57%(5)      (1.20%)(5)       74%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $119,440,010, $20,105,476 AND $6,113,900, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.

Growth and Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.09        $  0.27      $  1.27      $  1.54      ($ 0.29)     ($ 0.42)     ($ 0.71)
  1994                               11.24           0.32         0.55         0.87        (0.32)       (1.70)       (2.02)
  1993                               10.80           0.30         0.73         1.03        (0.26)       (0.33)       (0.59)
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992                10.00(3)        0.28         0.80         1.08        (0.28)          --        (0.28)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.19         1.28         1.47        (0.24)       (0.42)       (0.66)
  1994                               11.23           0.25         0.56         0.81        (0.27)       (1.70)       (1.97)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.15         1.30         1.45        (0.21)       (0.42)       (0.63)
  1994                               11.23           0.24         0.56         0.80        (0.26)       (1.70)       (1.96)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $10.92       16.35%      $37,082      1.99%(1,2)     2.60%(1,2)     130%
  1994                         10.09        8.64%       30,576      1.86%(2)       3.16%(2)       113%
  1993                         11.24        9.93%       28,466      1.90%(2)       2.66%(2)       192%
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992          10.80       10.84%        8,057      2.23%(2,5)     2.73%(2,5)      77%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         10.88       15.65%        7,623      2.59%(1,2)     1.71%(1,2)     130%
  1994                         10.07        7.96%        2,928      2.47%(2)       2.53%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          319      2.49%(2,5)     1.83%(2,5)     192%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         10.89       15.38%        1,828      2.88%(1,2)     1.39%(1,2)     130%
  1994                         10.07        7.91%          455      2.62%(2)       2.39%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          102      2.49%(2,5)     2.18%(2,5)     192%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995 FOR CLASSES A, B, AND C WERE $33,396,923, $4,845,598 AND $967,910, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.02% AND 2.57%, RESPECTIVELY, FOR THE YEAR ENDED OCOTBER 31, 1995, 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.57% AND 1.73%, RESPECTIVELY, FOR CLASS B AND 2.84% AND 1.43%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
 FINANCIAL  HIGHLIGHTS  (FOR  A   SHARE  OUTSTANDING  THROUGHOUT  EACH   PERIOD)
   (CONTINUED)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net       Tax
                                     Value,       Investment    (Loss)        from       from Net     Realized      return
                                   Beginning       Income         on        Investment   Investment   Gain on         of
                                   of Period       (Loss)      Investments  Operations    Income      Investments  Capital
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.79        $  0.64      $  0.49      $  1.13      ($ 0.64)     $    --      ($ 0.01)
  1994                               12.08           0.59        (1.08)       (0.49)       (0.59)       (0.21)          --
  1993                               11.92           0.65         0.35         1.00        (0.68)       (0.16)          --
  1992                               11.80           0.74         0.18         0.92        (0.74)       (0.06)          --
  1991                               11.35           0.85         0.61         1.46        (0.86)       (0.15)          --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.56         0.49         1.05        (0.56)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.55         0.49         1.04        (0.55)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --


                                                                                                     RATIOS
                                                                                       -----------------------------------
                                                                                       Ratio of
                                                                                          Net         Ratio of
                                                                                       Operating         Net
                                                    Net                      Net       Expenses      Investment
                                                   Asset                    Assets        to           Income
                                    Total         Value,                    End of      Average        (Loss)        Portfolio
                                Dividends and     End of       Total        Period        Net        to Average      Turnover
                                Distributions     Period      Return*      (000's)      Assets       Net Assets      Rate
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.65)        $11.27       10.78%      $102,718     1.26%(1)       5.81%(1)       245%
  1994                              (0.80)         10.79       (4.15%)      123,257     1.20%(2)       5.19%(2)       126%
  1993                              (0.84)         12.08        8.55%       189,091     1.15%(2)       5.33%(2)       315%
  1992                              (0.80)         11.92        7.98%       151,197     1.15%(2)       6.26%(2)       207%
  1991                              (1.01)         11.80       13.40%        82,400     1.15%(2)       7.24%(2)       309%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.57)         11.27       10.01%         9,641     1.94%(1)       5.04%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        6,813     1.92%(2)       4.53%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.29%         1,286     1.85%(2,5)     3.07%(2,5)     315%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.56)         11.27        9.89%         2,883     2.06%(1)       4.91%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        1,224     1.94%(2)       4.57%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.34%           141     1.85%(2,5)     3.89%(2,5)     315%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $114,946,501, $9,210,406 AND $1,823,599, RESPECTIVELY.
(2) DURING THE PERIODS NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.23% AND 5.16%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.20% AND 5.28%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.17% AND 6.24%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 1.46% AND 6.93%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.93% AND 4.52%, RESPECTIVELY, FOR CLASS B AND 1.95% AND 4.56%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 1.96% AND 2.96%, ANNUALIZED, RESEPCTIVELY, FOR CLASS B AND 1.96% AND 3.78%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.

Investment Quality Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $  9.67        $  0.71      $  1.21      $  1.92      ($ 0.71)     $    --      $    --
  1994                               11.49           0.68        (1.75)       (1.07)       (0.68)       (0.07)          --
  1993                               10.36           0.68         1.19         1.87        (0.68)       (0.06)          --
  1992                               10.06           0.80         0.30         1.10        (0.80)          --           --
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991                10.00(3)        0.71         0.06         0.77        (0.71)          --           --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.65         1.21         1.86        (0.65)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.08        (0.03)        0.05        (0.08)          --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.64         1.21         1.85        (0.64)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.09        (0.03)        0.06        (0.09)          --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.71)        $10.88       20.49%      $ 45,078     1.44%(1,2)     6.90%(1,2)       8%
  1994                              (0.75)          9.67       (9.61%)       46,922     1.29%(2)       6.47%(2)        33%
  1993                              (0.74)         11.49       18.64%        61,288     1.20%(2)       6.07%(2)        12%
  1992                              (0.80)         10.36       11.21%        29,701     0.95%(2)       7.62%(2)        18%
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991               (0.71)         10.06        8.11%        17,235     0.82%(2,5)     8.25%(2,5)      19%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.65)         10.88       19.78%        13,134     2.03%(1,2)     6.15%(1,2)       8%
  1994                              (0.68)          9.67      (10.22%)        6,605     1.92%(2)       5.85%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.08)         11.49        0.45%         1,468     1.84%(2,5)     3.68%(2,5)      12%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.64)         10.88       19.72%         3,977     2.08%(1,2)     6.18%(1,2)       8%
  1994                              (0.68)          9.67      (10.23%)        2,583     1.90%(2)       6.01%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         11.49        0.55%           101     1.84%(2,5)     4.83%(2,5)      12%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $45,868,837, $9,544,915 AND $3,229,501, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A PORTION OF ITS FEES AND ASSUMED A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND ASSUMPTIONS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.52% AND 6.82%,
    RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1995, 1.59% AND 6.71%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.50% AND 5.77%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.72% AND 6.85%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 2.11% AND 6.96%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 18, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET AASETS WOULD HAVE BEEN 2.09% AND 6.09%, RESPECTIVELY, FOR CLASS B AND 2.15% AND 6.11%, RESPECTIVELY FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.23% AND 5.54%, RESPECTIVELY, FOR CLASS B AND 2.21% AND 5.70%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.07% AND 3.45%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.06% AND 4.61%, ANNUALIZED, RESPECTIVELY, FOR CLASS C FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

PAGE

Oppenheimer Quest Growth & Income Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036



prosp\p257sai

                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
                 Supplement dated February 15, 1996 to the
                    Prospectus dated February 15, 1996

The Prospectus is changed as follows:

 In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares," (2) sales of Class B shares described in "Distribution and Service Plan for Class B Shares," or (3) sales of Class C shares described in "Distribution and Service Plan for Class C Shares," the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for Class A, B and C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be .75% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $1 million or more and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

 "Qualifying transactions" are sales of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and tax-exempt funds) for (1) new Individual Retirement Accounts ("IRAs"), using the OppenheimerFunds prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the IRA is established and the purchase payment is received during the period from January 1, 1996 through April 15, 1996 (the "promotion period") or, (2) IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the purchase payment is received during the
promotion period.   "Qualifying transactions" also include
purchases of shares of Oppenheimer funds for existing OppenheimerFunds or A.G. Edwards & Sons, Inc. prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover from an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds. To qualify, the payment for the shares purchased for a rollover to an OppenheimerFunds prototype IRA or for a rollover, direct rollover or trustee-to-trustee transfer to an A.G. Edwards
& Sons, Inc. prototype IRA must be received during the promotion period, or the acceptance of a direct rollover or trustee-to-trustee transfer to an OppenheimerFunds prototype IRA must be acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing OppenheimerFunds account.

February 15, 1996                                                PS0236.003

OPPENHEIMER
QUEST OPPORTUNITY VALUE FUND

Prospectus dated February 15, 1996


Oppenheimer Quest Opportunity Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Policies and Strategies" for more information about the types of securities in which the Fund invests, its investment methods and the risks of investing in the Fund.

 This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 15, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                    (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PAGE

Contents

      ABOUT THE FUND
      Expenses
      A Brief Overview of the Fund
      Financial Highlights
      Investment Objective and Policies
      How the Fund is Managed
      Performance of the Fund



      ABOUT YOUR ACCOUNT
      How to Buy Shares
      Class A Shares
      Class B Shares
      Class C Shares
      Special Investor Services
      AccountLink
      Automatic Withdrawal and Exchange Plans
      Reinvestment Privilege
      Retirement Plans
      How to Sell Shares
      By Mail
      By Telephone
      How to Exchange Shares
      Shareholder Account Rules and Policies
      Dividends, Capital Gains and Taxes

      Appendix A: Special Sales Charge Arrangements for
      Shareholders of the Fund who were Shareholders of the Former Quest for Value Funds

A B O U T  T H E  F U N D

Expenses

 The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended October 31, 1995.

 -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account" from pages 22 through 39 for an explanation of how and when these charges apply.

                               Class A    Class B            Class C
                               Shares     Shares             Shares
---------------------------------------------------------------------
Maximum Sales                  5.75%      None               None
Charge on Purchases
(as a % of offering price)
----------------------------------------------------------------------
Sales Charge on                None       None               None
Reinvested Dividends
----------------------------------------------------------------------
Deferred Sales Charge          None(1)    5% in the first    1.0% if
(as a % of the lower of the               year, declining    shares are
original purchase price or                to 1% in the       redeemed
redemption proceeds)                      sixth year and     within 12
                                          eliminated         months of
                                          thereafter(2)      purchase(2)
----------------------------------------------------------------------
Exchange Fee                   None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans), in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares. See "How to Buy Shares - Class A Shares," below. Class A shares of the Fund purchased without an initial sales charge on or before November 24, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.
(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges.

 -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements included in the Statement of Additional Information.

 The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1995. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that class), and a distribution fee of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees of 0.25% of average annual net assets of the class, and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

 The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                         Class A      Class B     Class C
                         Shares       Shares      Shares
----------------------------------------------------------
Management Fees          1.00%        1.00%       1.00%
----------------------------------------------------------
12b-1 Distribution
Plan Fees                0.50%        1.00%       1.00%
----------------------------------------------------------
Other Expenses           0.19%        0.21%       0.31%
----------------------------------------------------------
Total Fund
Operating Expenses       1.69%        2.21%       2.31%

 -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

               1 year    3 years    5 years    10 years(1)
-------------------------------------------------------------
Class A Shares $74       $108       $144       $246
Class B Shares $72       $ 99       $138       $229
Class C Shares $33       $ 72       $124       $265

 If you did not redeem your investment, it would incur the following expenses:

               1 year    3 years    5 years    10 years(1)
-------------------------------------------------------------
Class A Shares $74       $108       $144       $246
Class B Shares $22       $ 69       $118       $229
Class C Shares $23       $ 72       $124       $265

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy
Shares - Buying Class B Shares" for more information.

 These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

 Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

 -- What is the Fund's Investment Objective? The Fund's investment objective is to seek growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative value of each investment under prevailing market conditions.

 -- What does the Fund Invest In? The Fund will normally invest primarily in common stocks and securities convertible into common stock. During periods when common stocks appear to be overvalued or when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks, or pending investment in securities with capital growth opportunities, the Fund may invest up to 100% of its total assets in bonds and other fixed-income obligations, including money market instruments as defined herein which do not generate capital appreciation. The bonds in which the Fund invests will be limited to U.S. Government obligations, mortgage-backed securities, investment-grade corporate debt obligations and unrated obligations, including those of foreign issuers, which the Sub-Adviser (defined below) believes to be of comparable quality. The Fund may assume a temporary defensive position when appropriate to do so by investing up to 100% of its total assets in money market securities. These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page 10.

 -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $40 billion in assets. The Manager handles the day-to-day business of the Fund. The Fund also has a sub-adviser, OpCap Advisors (the "Sub-Adviser") which is responsible for choosing the Fund's investments. The Manager is paid an advisory fee by the Fund. The Manager, not the Fund, pays the Sub-Adviser. The Fund has a portfolio manager, Mr. Richard J. Glasebrook II, who is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page 15 for more information about the Manager, the Sub-Adviser and their fees.

 -- How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

 While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

 -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the
"Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 22 for more details.

 -- Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 22 for more details, including a discussion about which class may be appropriate for you.

 -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page
36. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 39.

 -- How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages 20 and 21. Please remember that past performance does not guarantee future results.

Financial Highlights

 The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1995, is included in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS                          CLASS A
                                              ----------------------------------------------------------------------------------
                                                                                                                    PERIOD
                                                                                                                    ENDED
                                              YEAR ENDED OCTOBER 31,                                                OCT. 31,
                                              1995        1994        1993         1992        1991        1990     1989(2)
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                           $19.69      $18.71      $16.73       $14.29     $  9.74      $11.59      $10.00(3)
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income(4)                         .23         .18         .35          .09         .03         .25         .17
Net realized and unrealized gain
(loss) on investments                           5.40        1.35        2.02         2.93        4.78       (1.64)       1.42
                                              ------      ------      ------       ------      ------     -------      ------
Total income (loss) from
investment operations                           5.63        1.53        2.37         3.02        4.81       (1.39)       1.59

-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                               (.12)       (.33)       (.07)        (.03)       (.23)       (.22)         --
Distributions from net realized
gain on investments                             (.61)       (.22)       (.32)        (.55)       (.03)       (.24)         --
                                              ------      ------      ------       ------      ------     -------      ------
Total dividends and
distributions to shareholders                   (.73)       (.55)       (.39)        (.58)       (.26)       (.46)         --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $24.59      $19.69      $18.71       $16.73      $14.29     $  9.74      $11.59
                                              ======      ======      ======       ======      ======     =======      ======
===============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)            29.88%       8.41%      14.34%       21.93%      50.44%     (12.62)%     15.90%

===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                              $367,240    $163,340    $127,225      $40,563      $8,446      $4,570      $3,868
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                    1.02%(6)    0.96%       2.69%         .72%        .30%(7)    2.30%(7)    3.75%(7,8)
Expenses                                        1.69%(6)    1.78%       1.83%        2.27%       2.35%(7)    2.00%(7)    1.84%(7,8)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                      21.0%       42.0%       24.0%        32.0%       88.0%      206.0%      103.0%

FINANCIAL HIGHLIGHTS                          CLASS B                               CLASS C
                                              ---------------------------------     --------------------------------
                                                                       PERIOD                               PERIOD
                                                                       ENDED                                ENDED
                                              YEAR ENDED OCTOBER 31,   OCT. 31,     YEAR ENDED OCTOBER 31,  OCT. 31,
                                              1995           1994      1993(1)      1995        1994        1993(1)
====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                           $19.59      $18.70      $18.73(3)      $19.58      $18.70      $18.73(3)
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income(4)                         .11         .08         .02            .08         .08         .02
Net realized and unrealized gain
(loss) on investments                           5.36        1.34        (.05)          5.38        1.33        (.05)
                                              ------      ------        -----          ----        ----       -----
Total income (loss) from
investment operations                           5.47        1.42        (.03)          5.46        1.41        (.03)

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net
investment income                               (.12)       (.31)         --           (.12)       (.31)         --
Distributions from net realized
gain on investments                             (.61)       (.22)         --           (.61)       (.22)         --
                                              ------      ------      ------         ------      ------      ------
Total dividends and
distributions to shareholders                   (.73)       (.53)         --           (.73)       (.53)         --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $24.33      $19.59      $18.70         $24.31      $19.58      $18.70
                                              ======      ======      ======         ======      ======      ======
====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)            29.19%       7.84%       (.16)%        29.16%       7.78%       (.16)%

====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                              $217,663     $43,317      $2,115        $49,608      $7,289        $313
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                     .48%(6)     .43%       1.32%(8)        .37%(6)     .43%       1.13%(8)
Expenses                                        2.21%(6)    2.34%       2.52%(8)       2.31%(6)    2.35%       2.52%(8)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                      21.0%       42.0%       24.0%          21.0%       42.0%       24.0%

1. Initial offering of Class B and Class C shares. For the period from September 2, 1993 (inception of offering) to October 31, 1993.
2. For the period from January 1, 1989 (inception of offering) to October 31, 1989.
3. Offering price.
4. Based on average shares outstanding for the period.
5. Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.
6. Average net assets for the year ended October 31, 1995, for Classes A, B, and C were $251,625,672, $116,522,609 and $24,167,608, respectively.
7. During the periods noted above, the former Adviser voluntarily waived all or a portion of its fees and assumed some operating expenses of the Fund. Without such waivers and assumptions, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been, respectively. Class A shares--(.68)% and 3.33% for the year ended 10/31/91, .61% and 3.69% for the year ended 10/31/90, and .27% and 5.32%
(annualized) for the period ended 10/31/89.
8. Annualized.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $350,805,248 and $67,743,053, respectively.

Investment Objective and Policies

Objective. The Fund seeks growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions.

Investment Policies and Strategies. The Fund will normally invest primarily in common stocks and securities convertible into common stock. During periods when common stocks appear to be overvalued or when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks, or pending investment in securities with capital growth opportunities, the Fund may invest up to 100% of its total assets in bonds and other fixed-income obligations, including money market instruments as defined below which do not generate capital appreciation. The bonds in which the Fund invests will be limited to U.S. Government obligations, mortgage-backed securities, investment-grade corporate debt securities and unrated obligations, including those of foreign issuers, that the Sub-Adviser believes to be of comparable quality.

 To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less, such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments").

 For temporary defensive purposes, the Fund may invest up to 100% of its assets in money market securities. At any time that the Fund invests in money market securities for temporary defensive purposes, to the extent of such investments it is not pursuing its investment objective.

 -- Can the Fund's Investment Objective and Policies Change?
The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. Except as indicated, the investment objective and policies described above are fundamental policies.

 Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

 -- Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

 The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company, by not investing too great a percentage of the Fund's assets in any one company, and by investing a varying portion of its portfolio in bonds and convertible securities, as discussed below. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares they may be worth more or less than what you paid for them.

 -- Investments in Bonds and Convertible Securities. The Fund may also invest in bonds, debentures and other fixed-income securities. The Fund's investments in corporate debt obligations will be limited to those rated investment-grade, including those of foreign issuers, or, if unrated, determined by the Sub-Adviser to be of comparable quality. Investment-grade rated obligations are those rated at least "BBB" by Standard & Poor's Corporation or at least "Baa" by Moody's Investors Service, Inc., or a comparable rating by another rating organization. While securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are investment-grade, they may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics.

 The value of a convertible security is a function of its "investment value" and its "conversion value." If the "investment value" exceeds the "conversion value," the security's price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the "conversion value" exceeds the "investment value," the convertible security will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

 -- Risks of Fixed-Income Securities. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due.

 -- U.S. Government Obligations, including Mortgage-Backed Securities. U.S. Government obligations are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as obligations of Government National Mortgage Association ("Ginnie Mae"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as obligations of Federal National Mortgage Association ("Fannie Mae"), and (c) the credit of this U.S. Government instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac").

 The Fund may invest in mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities, including Ginnie Mae, Fannie Mae or Freddie Mac. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges.

 The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions.

 The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

-- Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. The Fund presently does not intend to purchase securities issued by emerging market countries, or by companies located in those countries. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

 Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Foreign investment in certain emerging market countries is restricted or controlled to varying degrees. In the past, securities in emerging countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

 -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. It is anticipated that the Fund's annual portfolio turnover rate will generally not exceed 100%. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gain distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although there is no guarantee that it will qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

 -- Temporary Defensive Investments. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in money market instruments of the type identified on page 10 under "Investment Policies and Strategies."

 -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

 -- Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for cash liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund's limitations on investments in illiquid and restricted securities, discussed below.

 -- Illiquid Securities. Under the policies established by the Board of Trustees, the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid securities. Restricted securities are considered illiquid securities for purposes of this restriction.
A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

 -- Loans of Portfolio Securities. To attempt to increase its total return, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees.
Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 10% of the Fund's total
assets.   There are some risks in connection with securities
lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

Other Investment Restrictions.

 The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

 - With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer;

 - Purchase more than 10% of any class of security of any issuer (other than the U.S. Government or any of its agencies of instrumentalities), with all outstanding debt securities and all preferred stock of an issuer each being considered as one class;

 - Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry);

 - Borrow money in excess of 10% of the value of the Fund's total assets; the Fund may borrow only from banks and only as temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the Fund's total assets;

 - Invest more than 10% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options; and

 - Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years continuous operation.

 Notwithstanding the above restriction on illiquid securities, the Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid, provided that the Sub-Advisor, under guidelines established by the Fund's Board of Trustees, determines that an adequate trading market exists for that security.

 The Fund has undertaken, in connection with the qualification of its shares for sale in certain states, to limit investments in restricted securities to 5% of its total assets, excluding restricted securities that may be resold to "qualified institutional buyers". This undertaking will terminate if the Fund ceases to qualify its shares for sale in those states, or if the applicable state rules or regulations are amended.

 All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds, an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

 The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right under certain circumstances to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

 The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

 The Manager has operated as an investment adviser since 1959.
The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

The Sub-Adviser. The Manager has retained OpCap Advisors (the "Sub-Adviser") to provide day-to-day portfolio management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by OpCap Advisors. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

 Prior to November 22, 1995, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective November 22, 1995, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective November 22, 1995: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

 -- Portfolio Manager. The portfolio manager of the Fund is Mr. Richard J. Glasebrook II, who is also a Senior Vice President of Oppenheimer Capital. He has been the Fund's portfolio manager since April, 1991.

 -- Fees and Expenses.  Under the Investment Advisory
Agreement, the Fund pays the Manager an annual fee based on the Fund's daily net assets, as follows: 1% of the first $400 million of net assets, 0.90% of the next $400 million, and 0.85% of net assets over $800 million. This management fee is higher than that paid by most other investment companies. The Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund.

 The Manager pays OpCap Advisors an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

 OpCap Advisors may select its affiliate, Oppenheimer & Co.,
Inc. ("Opco"), a registered broker-dealer, to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Fund. Further information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information.

Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent for the Fund is OppenheimerFunds Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

 It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

 -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

 When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period (or less) for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion of the Fund's performance during its last fiscal year ended October 31, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index. Prior to November 22, 1995, the Fund was known as Quest for Value Opportunity Fund, and the Sub-Adviser was the Fund's investment manager.

 -- Management's Discussion of Performance. Although the Fund can invest in stocks, bonds and cash equivalents, in practice it invests primarily in common stocks based on the premise that stocks provide the best total returns over time. The Fund seeks to invest in quality undervalued stocks and hold them for price appreciation. Its portfolio is generally characterized by low turnover. The Fund sought to be fully invested throughout the fiscal year ended October 31, 1995. The Fund's performance during that fiscal year benefited from its significant holdings of financial service company stocks, one of the market's strong sectors.

 -- Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1995. In the case of Class A shares, performance is measured from the commencement of operations on January 3, 1989, and in the case of Class B and Class C shares, from inception of those classes on September 1, 1993.

 The Fund's performance is compared to the performance of the Standard & Poor's ("S&P") 500 Index. The S&P 500 Index is a broad based index of equity securities widely regarded as the general measure of the performance of the U.S. equity securities market.

 Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs below shows the effect of taxes. Moreover, index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

                 Oppenheimer Quest Opportunity Value Fund
                       Comparison of Change in Value
                  of $10,000 Hypothetical Investments in
               Oppenheimer Quest Opportunity Value Fund and
                             the S&P 500 Index

                                  [Graph]

         Past Performance is not predictive of future performance.

                 Oppenheimer Quest Opportunity Value Fund

Average Annual Total Returns of the Fund at 10/31/95
----------------------------------------------------

Class A Shares(1)
-----------------
 1-Year         5-Year         Life
 ------         ------         ----
 22.42%         22.71%         16.37%

Class B Shares(2)
-----------------
 1-Year         Life
 ------         ----
 24.14%         15.30%

Class C Shares(3)
-----------------
 1-Year         Life
 ------         ----
 28.16%         16.42%

---------------------
Total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions. Total returns are based upon inception date of the Fund (for Class A shares) or date of first public offering (for Class B and Class C shares).

(1) The commencement of operations of the Fund (Class A shares) was 1/3/89. Class A returns are shown net of the current applicable 5.75% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 9/01/93. Returns are shown net of the applicable 5% and 3% contingent deferred sales charge, respectively, for the 1-year period and life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
(3) Class C shares of the Fund were first publicly offered on 9/01/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.


About Your Account

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

 -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge in an amount that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to November 24, 1995 will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus. Sales charges are described in "Buying Class A Shares" below.

 -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

 -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C
Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

 In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

 The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

 -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

 Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

 However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

 And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

 Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Funds' Right of Accumulation.

 Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

 -- Are There Differences in Account Features That Matter to
You? Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

 -- How Does It Affect Payments to My Broker? A salesperson, such as a broker or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

 With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

 Under pension and profit-sharing plans and Individual
Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset
Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

 There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

 -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

 -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

 -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

 -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

 Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

 -- Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

 -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

 If you buy shares through a dealer, the dealer must receive your order by the close of business of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

-------------------------------------------------------------------
                          Front-End Sales Charge   Commission
                            As a Percentage of     as Percentage
                          Offering     Amount      of Offering
Amount of Purchase        Price        Invested    Price
-------------------------------------------------------------------
Less than $25,000         5.75%        6.10%       4.75%

$25,000 or more but
less than $50,000         5.50%        5.82%       4.75%

$50,000 or more but
less than $100,000        4.75%        4.99%       4.00%

$100,000 or more but
less than $250,000        3.75%        3.90%       3.00%

$250,000 or more but
less than $500,000        2.50%        2.56%       2.00%

$500,000 or more but
less than $1 million      2.00%        2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

 -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

 - Purchases aggregating $1 million or more, or

 - Purchases by an OppenheimerFunds prototype 401(k) plan that:
(1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

 Shares of any class of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class
A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

 If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to November 24, 1995 will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

 In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

 No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

 -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

 -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

 Additionally, you can add together current purchases of Class
A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

 -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

 -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below.
There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

 - the Manager or its affiliates;

 - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced
Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

 - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

 - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

 - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

 - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for purchase or sale of Fund shares) or (2) to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

 - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

 - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

 - any unit investment trust that has entered into an appropriate agreement with the Distributor;

 - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

 - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

 Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

 - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

 - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

 - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

 - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

 - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

 Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

 - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including
OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

 - to return excess contributions made to Retirement Plans;

 - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

 - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

 - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

 - for distributions from OppenheimerFunds prototype 401(k)
plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

 -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% for Class A shares purchased prior to September 1, 1993 and 0.10% for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

 Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

 The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                    Contingent Deferred Sales Charge
Beginning of Month In Which    on Redemptions in that Year
Purchase Order was Accepted    (As % of Amount Subject to Charge)

0 - 1                     5.0%
1 - 2                     4.0%
2 - 3                     3.0%
3 - 4                     3.0%
4 - 5                     2.0%
5 - 6                     1.0%
6 and following           None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

 -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

 -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

 -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

 -- Distribution and Service Plans for Class B and Class C
Shares.   The Fund has adopted Distribution and Service Plans for
Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

 Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class
C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

 The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

 The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The total commission paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

 The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. The total commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

 If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated.

 -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers for Redemptions in Certain Cases.  The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

 - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

 - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

 - returns of excess contributions to Retirement Plans;

 - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

 - shares redeemed involuntarily, as described in "Shareholder
Account Rules and Policies," below; or

 - distributions from OppenheimerFunds prototype 401(k) plans:
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

 Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

 - shares sold to the Manager or its affiliates;

 - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

 - shares issued in plans or reorganization to which the Fund is a party.

 The Class B and Class C contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to November 24, 1995, as set forth in Appendix A to this Prospectus.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

 AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

 -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

 -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

 - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

 - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

 - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

 -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

 -- Automatic Exchange Plans. You can authorize the Transfer
Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

 - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

 - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

 - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

 - Pension and Profit-Sharing Plans for self-employed persons and small business owners

 - 401(k) prototype retirement plans for businesses

 Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

 You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

 -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

 -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

 - You wish to redeem more than $50,000 worth of shares and receive a check
 - The redemption check is not payable to all shareholders listed on the account statement
 - The redemption check is not sent to the address of record on your account statement
 - Shares are being transferred to a Fund account with a different owner or name
 - Shares are redeemed by someone other than the owners (such as an Executor)

 -- Where Can I Have My Signature Guaranteed?  The Transfer
Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

 - Your name
 - The Fund's name
 - Your Fund account number (from your account statement)
 - The dollar amount or number of shares to be redeemed
 - Any special payment instructions
 - Any share certificates for the shares you are selling
 - The signatures of all registered owners exactly as the account is registered, and
 - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for     Send courier or Express Mail
request by mail:                  requests to:
OppenheimerFunds Services    OppenheimerFunds Services
P.O. Box 5270                     10200 E. Girard Ave., Building D
Denver, Colorado 80217            Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

 - To redeem shares through a service representative, call 1-
800-852-8457
 - To redeem shares automatically on PhoneLink, call 1-800-533-
3310

 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

 -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

 -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

 Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

 - Shares of the fund selected for exchange must be available for sale in your state of residence
 - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
 - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
 - You must meet the minimum purchase requirements for the fund you purchase by exchange
 - Before exchanging into a fund, you should obtain and read its prospectus

 Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

 Exchanges may be requested in writing or by telephone:

 -- Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

 -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

 You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

 There are certain exchange policies you should be aware of:

 - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

 - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

 - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

 - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

 -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of each Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

 -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

 -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

 -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

 -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.


 -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

 -- The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

 -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

 -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

 -- Under unusual circumstances, shares of a Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

 -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

 -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

 -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

 Dividends.  The Fund declares dividends separately for Class
A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year, which is October 31. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

 -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

 -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

 -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

 -- Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

 -- "Buying a Dividend". When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

 -- Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

 -- Returns of Capital. In certain cases distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

 This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                APPENDIX A


      Special Sales Charge Arrangements for Shareholders of the Fund
        Who Were Shareholders of the Former Quest for Value Funds

 The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

-- Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                        Front-End     Front-End
                        Sales         Sales         Commission
                        Charge        Charge        as
Number of               as a          as a          Percentage
Eligible                Percentage    Percentage    of
Employees               of Offering   of Amount     Offering
or Members              Price         Invested      Price
--------------------------------------------------------------
9 or fewer              2.50%         2.56%         2.00%
--------------------------------------------------------------
At least 10 but not
more than 49            2.00%         2.04%         1.60%

  For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 26 and 27 of this Prospectus.

  Purchases made under this arrangement qualify for the lower of the sales charge rates in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

-- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-- Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

  - Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

  - Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-- Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

  - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

  - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

-- Waivers for Redemptions of Shares Purchased Prior to March 6,
1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

-- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                        SCHEDULE TO PROSPECTUS OF
                 OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

  Graphic material included in Prospectus of Oppenheimer Quest Opportunity Value Fund: "Comparison of Total Return of Oppenheimer Quest Opportunity Value Fund with the S&P 500 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Quest Opportunity Value Fund and the S&P 500 Index."

  Linear graphs will be included in the Prospectus of Oppenheimer Quest Opportunity Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (1/3/89) through 10/31/95, and in the case of the Fund's Class B and Class C shares, will cover the period from the inception of the class (9/1/93) through 10/31/95. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

             Oppenheimer Quest
Fiscal       Opportunity Value   S&P 500
Period Ended Fund A              Index
------------ -----------------   -------
1/03/89      $ 9,425             $10,000
10/31/89     $10,924             $12,603
10/31/90     $ 9,545             $11,660
10/31/91     $14,360             $15,566
10/31/92     $17,509             $17,116
10/31/93     $20,021             $19,672
10/31/94     $21,703             $20,431
10/31/95     $28,189             $25,835

             Oppenheimer Quest
Fiscal       Opportunity Value   S&P 500
Period Ended Fund B              Index
------------ -----------------   -------
9/01/93(2)   $10,000             $10,000
10/31/93     $ 9,984             $10,136
10/31/94     $10,766             $10,528
10/31/95     $13,609             $13,312



             Oppenheimer Quest
Fiscal       Opportunity Value   S&P 500
Period Ended Fund C              Index
------------ -----------------   -------
9/01/93(2)   $10,000             $10,000
10/31/93     $ 9,984             $10,136
10/31/94     $10,760             $10,528
10/31/95     $13,898             $13,312

---------------------
(2) Class B shares of the Fund were first publicly offered on 9/01/93.
(3) Class C shares of the Fund were first publicly offered on 9/01/93.

Oppenheimer Quest Opportunity Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

prosp\q236psp

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

Statement of Additional Information dated February 15, 1996




This document contains additional information about Oppenheimer Quest Opportunity Value Fund (the "Fund") and supplements information in the Prospectus dated February 15, 1996. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . .    2
       Investment Policies and Strategies. . . . . . . . . . .    2
       Other Investment Techniques and Strategies. . . . . . .    5
       Other Investment Restrictions . . . . . . . . . . . . .    7
How the Fund is Managed  . . . . . . . . . . . . . . . . . . .    8
       Organization and History. . . . . . . . . . . . . . . .    8
       Trustees and Officers of the Trust. . . . . . . . . . .    9
       The Manager and Its Affiliates. . . . . . . . . . . . .   13
Brokerage Policies of the Fund . . . . . . . . . . . . . . . .   16
Performance of the Fund. . . . . . . . . . . . . . . . . . . .   18
Distribution and Service Plans . . . . . . . . . . . . . . . .   21
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . .   23
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . .   30
How To Exchange Shares . . . . . . . . . . . . . . . . . . . .   34
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . .   36
Additional Information About the Fund. . . . . . . . . . . . .   37
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . .   40
Financial Statements . . . . . . . . . . . . . . . . . . . . .   42
Appendix A: Description of Ratings . . . . . . . . . . . . . .  A-1
Appendix B: Corporate Industry Classifications . . . . . . . .  B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     -- Foreign Securities. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational equities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

     Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Directors to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

     - Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     - Emerging Market Countries: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market countries is restricted or controlled in varying degrees. In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     -- U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

     - Mortgage-Backed Securities. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.

     The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. The differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. If the Fund purchases mortgage-backed securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and the yield to maturity from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

     The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

     As with other bond investments, the value of U.S. Government Securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

       Money Market Securities. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

     - Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for the Fund.

     The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     - Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     -- Convertible Securities. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's "investment value" is greater than its "conversion value," its price will be primarily a reflection of such "investment value" and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security value. If the "conversion value" exceeds the investment value, the price of the convertible security will rise above its "investment value" and, in addition, will sell at some premium over its "conversion value." This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their "investment values" and/or their "conversion values" in keeping with the Fund's objectives.

     -- Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

Other Investment Techniques and Strategies.

     -- When-Issued Securities. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

     -- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     - invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but the Fund is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

     - invest in real estate or real estate limited partnerships (direct participation programs); however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;


     - purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions);

     - underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities
Act of 1933 in disposing of a security ;

     - invest in securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets;

     - invest in interests in oil, gas or other mineral exploration or development programs or leases;

     - purchase warrants if as a result the Fund would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange;

     - invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstanding securities of such issuer;

     - pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;

     - invest for the purpose of exercising control or management of another company;

     - issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or
(c) lending portfolio securities; or

     - make loans to any person or individual except that portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus.

     For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix B to this Statement of Additional Information.

How the Fund is Managed

Organization and History. Oppenheimer Quest Opportunity Value Fund (referred to as the "Fund") is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), a Massachusetts business trust. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. Each Trustee is also a Trustee of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Officers Fund, Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Rochester Fund Series - The Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Rochester Funds"). The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of January 25, 1996, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund.

Bridget A. Macaskill, Chairman of the Board of Trustees and
President; Age: 47.
President, Chief Executive Officer and Chief Operating Officer of OppenheimerFunds, Inc. (the "Manager"); President and a Trustee of the Oppenheimer funds; prior thereto, Executive Vice President and Chief Operating Officer of the Manager. President and a Director of Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc., Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Manager.

Paul Y. Clinton, Trustee; Age: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee; Age: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age: 80
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc.,
Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global
Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual
Purpose Fund, Inc., a closed-end investment company.

Robert C. Doll, Jr., Vice President; Age: 41
Executive Vice President and Director of Equity Investments of the Manager; an officer and Portfolio Manager of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 45
Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; President and a director of Centennial Asset Management Corporation, investment advisory subsidiary of the Manager; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

Richard J. Glasebrook, II, Portfolio Manager; Age 47
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Managing Director of Oppenheimer Capital; previously a partner with Delafield Asset Management, where he was a portfolio manager and analyst.

Robert Bishop, Assistant Treasurer; Age: 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age: 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

     -- Remuneration of Trustees. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill, who was not a Trustee prior to November 22, 1995) received the total amounts shown below from (i) the Fund during its fiscal period ended October 31, 1995 and (ii) other investment companies (or series thereof) managed by OpCap Advisors (previously named Quest for Value Advisors), or an affiliate thereof, during the fiscal year ended October 31, 1995 (the "Fund Complex"). OpCap Advisors, or an affiliate thereof, served as the investment adviser to the Fund Complex prior to November 22, 1995. Effective as of such date, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of OpCap Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds (or series thereof) included in the Fund Complex.

                               Pension or
                               Retirement    Estimated
                   Aggregate   Benefits      Annual       Total
                   Compensation              Accrued as   Benefits    Compensation
                   from the    Part of Fund  Upon         From Fund
Name of Person     Fund        Expenses      Retirement   Complex
Paul Y. Clinton    $4,200      None          None         $61,650
Thomas W. Courtney $4,200      None          None         $60,900
Lacy B. Herrmann   $4,200      None          None         $61,650
George Loft        $4,200      None          None         $61,650

     Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in the Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Fund Complex. During such period the non-interested Trustees received fees from three investment companies for which they no longer serve as directors and which are no longer part of the Fund Complex but for which OpCap Advisors currently serves as subadviser. In addition, during such periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Fund Complex for which they received no fees, and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment companies in the Fund Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.

     -- Major Shareholders. As of January 26, 1996, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were the following:

Number and Class
of Shares Owned                                        Percentage
Beneficially of Record   Name & Address                of Class

Class A   1,122,401.868  Merrill Lynch TR CO TR
                         FBO QUALIFIED RETIREMENT PL S 6.39%
                         Attn.: Trading
                         265 Davidson Ave.
                         Somerset, NJ  08873-4120

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Fund.

     The Manager and the Trust has a Code of Ethics. In addition to having its own Code of Ethics, The Sub-Adviser is subject to a reporting obligation to the Manager under its Code of Ethics. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Funds' portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- The Investment Advisory Agreement. The Manager acts as investment adviser to the Funds pursuant to the terms of an Investment Advisory Agreement dated as of November 22, 1995, the Fund's Sub-Adviser, served as the Fund's investment adviser from its inception to November 22, 1995.

     Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that each class of shares of the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value as follows: Class A - $25,000; Class B - $18,000; and Class C - $12,000.

     Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

     Pursuant to the undertaking, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation.
The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.

     -- Fees Paid Under the Prior Investment Advisory Agreement. OpCap Advisors served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were $880,856 for the fiscal year ended October 31, 1993, $1,555,447 for the fiscal year ended October 31, 1994, and $3,923,159 for the fiscal year ended October 31, 1995.

     For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid or accrued accounting services fees to OpCap Advisors in the amounts of $14,798, $53,245 and $48,747, respectively. Commencing in 1993, the Trust retained the services of State Street Bank and Trust Company ("State Street") to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Fund accrued or paid fees for the fiscal years ended October 31, 1993, 1994 and 1995 in the amounts of $27,917, $55,000 and $55,000, respectively.

     The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (previously named Quest for Value Advisors) pursuant to a separate Subadvisory Agreement dated as of November 22, 1995 with respect to the Fund.

     -- The Subadvisory Agreement. The Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, OpCap Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreements on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995.

     Under the Subadvisory Agreement, the Manager will pay OpCap Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

     The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     -- The Distributor. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of its Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1995, the aggregate amount of sales charges on sales of the Fund's Class A shares was $959,000, of which Quest for Value Distributors, the Fund's distributor prior to November 22, 1995, retained $0, and an affiliated broker-dealer retained $0, respectively. During the fiscal year ended October 31, 1995, Quest for Value Distributors received contingent deferred sales charges of $264,016 upon redemption of Class B shares, and received contingent deferred sales charges of $18,439 upon redemption of Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

     -- The Transfer Agent. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agency Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

     - Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory and Subadvisory Agreement. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

     The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable rules of the Securities and Exchange Commission ("SEC").

     In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Description of Brokerage Practices. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub-Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consideration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of the Sub-Adviser, acting as principal for its own account.

     The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Subadvisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1993, 1994 and 1995:

                                                  Total Amount of Transactions
For the      Total          Brokerage Commissions Where Brokerage Commissions
Fiscal Year  Brokerage           Paid to Opco              Paid to Opco
Ended        Commissions    Dollar                Dollar
October 31,  Paid           Amounts      %        Amounts             %
1993         $174,608       $104,705     60.0%    $ 68,765,141        61.7%
1994         $189,680       $ 94,589     49.9%    $ 78,351,168        17.6%
1995         $647,240       $266,868     41.2%    $177,075,785        43.0%

     During the Fund's fiscal year ended October 31, 1995 $49,340 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $34,166,096.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     The "average annual total returns" on an investment in Class
A shares of the Fund (using the method described above) for the one and five year periods ended October 31, 1995 and for the period from January 3, 1989 (commencement of operations) to October 31, 1995 were 22.42%, 22.72% and 16.39%, respectively.

     The average annual total returns on Class B shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 24.19% and 15.28%, respectively.

     The average annual total returns on Class C shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 28.16% and 16.41%, respectively.

     -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to the date of this Prospectus, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

     The "cumulative total return" on Class A shares for the period from January 3, 1989 (commencement of operations) to October 31, 1995 was 181.89%. The cumulative total return on Class B shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 was 36.09%. The cumulative total return on Class C shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 was 38.98%.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The average annual total returns at net asset value on the Fund's Class A shares for the one and five year periods ended October 31, 1995 and for the period from January 3, 1989 (commencement of operations) to October 31, 1995 were 29.89%, 24.18% and 17.40%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period January 1, 1989 through October 31, 1995 was 199.09%.

     The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended October 31, 1995 and for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 29.19% and 16.45%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period September 1, 1993 through October 31, 1995 was 39.09%.

     The average annual total returns at net asset value on the Fund's Class C shares for the one-year period ended October 31, 1995 and for the period September 2, 1993 (commencement of the public offering of the class) through October 31, 1995 were 29.16% and 16.41%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period September 2, 1993 through October 31, 1995 was 38.98%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds and (ii) all other flexible portfolio funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated growth and income funds. Rankings are subject to change.

     The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the S&P 500 Index as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

     The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Trust has adopted separate Distribution and Service Plans for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on June 22, 1995 called for the purpose, among others, of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class at a meeting on November 3, 1995.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance.
Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

     The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plans,
(ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).

     - The Prior Plans. From the inception date of the Fund through November 22, 1995, OCC Distributors (formerly known as Quest for Value Distributors) served as Distributor to the Fund. OCC Distributors provided distribution services for the Fund's Class A, Class B and Class C shares pursuant to separate plans adopted for each class under the Investment Company Act (the "Prior Plans"). The total distribution fees accrued or paid by Class A, Class B and Class C shares of the Fund under the Prior Plans for the fiscal year ended October 31, 1995 were $1,258,129, $1,165,226 and $241,676, respectively.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and (viii) securities traded on foreign exchanges are valued at the closing or last sales prices reported on the principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. In the case of U.S. government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures are valued at the last sales price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. If a call written by the Fund is exercised, the proceeds are increased by the premium received.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

     Oppenheimer Tax-Free Bond Fund
     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Intermediate Tax-Exempt Fund
     Oppenheimer Insured Tax-Exempt Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Fund
     Oppenheimer Discovery Fund
     Oppenheimer Target Fund
     Oppenheimer Growth Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Value Stock Fund
     Oppenheimer Asset Allocation Fund
     Oppenheimer Total Return Fund, Inc.
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer High Yield Fund
     Oppenheimer Champion Income Fund
     Oppenheimer Bond Fund
     Oppenheimer U.S. Government Trust
     Oppenheimer Limited-Term Government Fund
     Oppenheimer Global Fund
     Oppenheimer Global Emerging Growth Fund
     Oppenheimer Global Growth & Income Fund
     Oppenheimer Gold & Special Minerals Fund
     Oppenheimer Strategic Income Fund
     Oppenheimer Strategic Income & Growth Fund
     Oppenheimer International Bond Fund
     Oppenheimer Enterprise Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Quest Growth & Income Value Fund
     Oppenheimer Quest Small Cap Value Fund
     Oppenheimer Quest Officers Value Fund
     Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Value Fund, Inc.
     Rochester Portfolio Series - Limited-Term New York Municipal
Fund*
     Rochester Fund Series - The Bond Fund For Growth*
     Rochester Fund Municipals*

---------------
* Shares of the Fund are not presently exchangeable for shares of this fund.

and the following "Money Market Funds":

     Oppenheimer Money Market Fund, Inc.
     Oppenheimer Cash Reserves
     Centennial Money Market Trust
     Centennial Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial California Tax Exempt Trust
     Centennial America Fund, L.P.
     Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.


     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     - Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and
(c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the Oppenheimer funds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     The Rochester Funds are not Eligible Funds for purposes of the exchange privilege set forth in the Prospectus. As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distribution. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Custodian. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

     Independent Accountants. Price Waterhouse LLP are the independent accountants of the Fund. Their services include examining the annual financial statements of the Fund as well as other related services.

     Retirement Plans. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of the 401-k program offered by the Distributor. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future perfor-

mance of any OppenheimerFunds products.

      Benefits of Long Term Tax-Free           Benefits of Long Term Tax-Free
         Compounding - Single Sum                   Compounding - Periodic Investment
      Amount of Contribution: $100,000               Amount Invested Annually: $2,000
               Rates of Return                          Rates of Return
Years 8.00%     10.00%     12.00%          Years  8.00%     10.00%   12.00%
                Value at End                               Value at End
5     $  146,933           $  161,051      $  176,234       5        $ 12,672  $ 13,431  $ 14,230
10    $  215,892           $  259,374      $  310,585       10       $ 31,291  $ 35,062  $ 39,309
15    $  317,217           $  417,725      $  547,357       15       $ 58,649  $ 69,899  $ 83,507
20    $  466,096           $  672,750      $  964,629       20       $ 98,846  $126,005  $161,397
25    $  684,848           $1,083,471      $1,700,006       25       $157,909  $216,364  $298,668
30    $1,006,266           $1,744,940      $2,995,992       30       $244,692  $361,887  $540,585

Comparison of Taxable and Tax-Free Investing - Periodic Investments (Assumed Tax Rate: 28%)
Amount of Annual Contribution (Pre-Tax): $2,000   Annual Contribution (After Tax): $1,440
       Tax Deferred Rates of Return                Fully Taxed Rates of Return
Years 8.00%     10.00%     12.00%          Years  5.76%     7.20%    8.64%
             Value at End                                 Value at End
5     $ 12,672  $ 13,431   $ 14,230        5      $  8,544  $  8,913 $  9,296
10    $ 31,291  $ 35,062   $ 39,309        10     $ 19,849  $ 21,531 $ 23,364
15    $ 58,649  $ 69,899   $ 83,507        15     $ 34,807  $ 39,394 $ 44,654
20    $ 98,846  $126,005   $161,397        20     $ 54,598  $64,683  $ 76,874
25    $157,909  $216,364   $298,668        25     $ 80,785  $100,485 $125,635
30    $244,692  $361,887   $540,585        30     $115,435  $151,171 $199,492

         Comparison of Tax Deferred Investing -- Deducting Taxes at End
                        (Amount of Tax Rate as End: 28%)
                     Amount of Annual Contribution: $2,000

                                 Tax Deferred Rates of Return
                Years   8.00%         10.00%        12.00%
                                        Value at End
                5       $ 11,924      $ 12,470      $ 13,046
                10      $ 28,130      $ 30,485      $ 33,903
                15      $ 50,627      $ 58,728      $ 68,525
                20      $ 82,369      $101,924      $127,406
                25      $127,694      $169,782      $229,041
                30      $192,978      $277,359      $406,021

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Quest for Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Quest for Value Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quest for Value Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
December 20, 1995

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Quest for Value Family of Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund, the U.S. Government Income Fund, and the Investment Quality Income Fund (constituting part of Quest for Value Family of Funds, hereafter referred to as the "Fund") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 20, 1995

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

QUEST FOR VALUE FUND, INC.

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 19.9%
AUTOMOTIVE -- 6.0%
               Ford Motor Credit Co.
$ 2,400,000    5.72%, 11/20/95                      $  2,392,755
  6,600,000    5.73%, 11/27/95                         6,572,687
               General Motors Acceptance Corp.
    335,000    5.74%, 11/20/95                           333,985
 10,700,000    5.77%, 11/20/95                        10,667,415
                                                    ------------
                                                      19,966,842
                                                    ------------
BANKING -- 1.4%
  4,700,000    Norwest Financial, Inc.
               5.73%, 11/13/95                         4,691,023
                                                    ------------
COMPUTERS -- 0.1%
    430,000    IBM Credit Corp.
               5.70%, 11/06/95                           429,660
                                                    ------------
MACHINERY & ENGINEERING -- 2.1%
               Deere (John) Capital Corp.
  3,300,000    5.71%, 11/13/95                         3,293,719
  3,600,000    5.75%, 11/13/95                         3,593,100
                                                    ------------
                                                       6,886,819
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.1%
               Beneficial Corp.
  1,300,000    5.72%, 11/27/95                         1,294,629
    225,000    5.74%, 11/27/95                           224,067
    800,000    CIT Group Holdings, Inc.
               5.73%, 11/13/95                           798,472
               Household Finance Corp.
 14,200,000    5.72%, 12/04/95                        14,125,545
  1,000,000    5.73%, 11/27/95                           995,862
               Merrill Lynch & Co., Inc.
    500,000    5.72%, 11/06/95                           499,603
 15,345,000    5.75%, 11/06/95                        15,332,745
                                                    ------------
                                                      33,270,923
                                                    ------------
OIL/GAS -- 0.2%
    500,000    Chevron Oil Finance Co.
               5.71%, 11/08/95                           499,445
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $65,744,712)                              $ 65,744,712
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.7%
REAL ESTATE
$ 2,330,921    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $2,198,259)               $  2,330,921
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 79.3%
AEROSPACE -- 6.0%
    127,000    AlliedSignal, Inc.                   $  5,397,500
    177,000    McDonnell Douglas Corp.                14,469,750
                                                    ------------
                                                      19,867,250
                                                    ------------
APPAREL -- 1.4%
    202,600    Warnaco Group, Inc. (Class A)*          4,710,450
                                                    ------------
BANKING -- 3.4%
    110,000    Citicorp                                7,136,250
     81,215    Mellon Bank Corp.                       4,070,902
                                                    ------------
                                                      11,207,152
                                                    ------------
CHEMICALS -- 4.5%
     60,000    du Pont (E.I.) de Nemours & Co.         3,742,500
     81,000    Hercules, Inc.                          4,323,375
     64,000    Monsanto Co.                            6,704,000
                                                    ------------
                                                      14,769,875
                                                    ------------
CONGLOMERATES -- 1.7%
     90,200    General Electric Co.                    5,705,150
                                                    ------------
CONSUMER PRODUCTS -- 1.5%
    149,000    Reebok International Ltd.               5,066,000
                                                    ------------
CONTAINERS -- 2.2%
    160,000    Temple - Inland, Inc.                   7,280,000
                                                    ------------
COSMETICS/TOILETRIES -- 1.5%
     67,800    Avon Products, Inc.                     4,822,275
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 4.8%
    179,000    Becton, Dickinson & Co.                11,635,000
     48,000    Warner-Lambert Co.                      4,086,000
                                                    ------------
                                                      15,721,000
                                                    ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ELECTRONICS -- 5.3%
    177,000    Arrow Electronics, Inc.*             $  8,982,750
    122,000    Intel Corp.                             8,524,750
                                                    ------------
                                                      17,507,500
                                                    ------------
HEALTHCARE SERVICES -- 2.4%
    440,000    Tenet Healthcare Corp.                  7,865,000
                                                    ------------
INSURANCE -- 17.2%
    216,200    Ace Ltd.                                7,350,800
     35,300    AFLAC, Inc.                             1,438,475
     99,000    American International Group, Inc.      8,353,125
    464,200    EXEL Ltd.                              24,834,700
    197,000    Progressive Corp., Ohio                 8,175,500
    101,000    Transamerica Corp.                      6,842,750
                                                    ------------
                                                      56,995,350
                                                    ------------
METALS/MINING -- 2.7%
     66,333    Freeport McMoRan, Inc.                  2,479,208
      8,518    Freeport McMoRan, Copper & Gold
                 (Class A)                               194,849
    279,290    Freeport McMoRan, Copper & Gold
                 (Class B)                             6,353,848
                                                    ------------
                                                       9,027,905
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.8%
    200,000    American Express Co.                    8,125,000
    290,000    Countrywide Credit Industries, Inc.     6,416,250
    214,000    Federal Home Loan Mortgage Corp.       14,819,500
                                                    ------------
                                                      29,360,750
                                                    ------------
PAPER PRODUCTS -- 1.9%
    120,000    Champion International Corp.         $  6,420,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 0.8%
      3,050    Security Capital Realty, Inc. (A)       2,689,844
                                                    ------------
RETAIL -- 6.3%
    373,000    May Department Stores Co.              14,640,250
    140,000    Mercantile Stores Co., Inc.             6,282,500
                                                    ------------
                                                      20,922,750
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
        344    Bell Atlantic Corp.                        21,887
    225,200    Sprint Corp.                            8,670,200
                                                    ------------
                                                       8,692,087
                                                    ------------
TEXTILES -- 1.3%
    340,000    Shaw Industries, Inc.                   4,335,000
                                                    ------------
TOYS/GAMES/HOBBY -- 0.9%
     92,000    Hasbro, Inc.                            2,806,000
                                                    ------------
TRANSPORTATION -- 2.1%
     84,000    CSX Corp.                               7,035,000
                                                    ------------
Total Common Stocks
 (cost -- $190,764,443)                             $262,806,338
                                                    ------------

Total Investments
   (cost -- $258,707,414))                 99.9%  $330,881,971

Other Assets in Excess of
   Other Liabilities                        0.1        429,932
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $331,311,903
                                         ------   ------------
                                         ------   ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         9/15/94      $2,330,921    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            9/15/94          --        3,050    926         882

--------------------------------------------------------------------------------

OPPORTUNITY FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.6%
AUTOMOTIVE -- 2.4%
$15,000,000  General Motors Acceptance Corp.
             5.77%, 11/20/95                      $ 14,954,321
                                                  ------------
BANKING -- 2.8%
             Norwest Financial, Inc.
  1,800,000  5.73%, 11/13/95                         1,796,562
 16,000,000  5.73%, 11/27/95                        15,933,787
                                                  ------------
                                                    17,730,349
                                                  ------------
COMPUTERS -- 0.2%
  1,490,000  IBM Credit Corp.
             5.70%, 11/06/95                         1,488,820
                                                  ------------
MACHINERY & ENGINEERING -- 3.0%
             Deere (John) Capital Corp.
 13,600,000  5.71%, 11/13/95                        13,574,115
  5,235,000  5.74%, 11/13/95                         5,224,984
                                                  ------------
                                                    18,799,099
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 7.1%
             Beneficial Corp.
  1,200,000  5.72%, 11/20/95                         1,196,377
 10,455,000  5.73%, 11/20/95                        10,423,382
  1,800,000  CIT Group Holdings, Inc.
             5.73%, 11/13/95                         1,796,562
 15,980,000  Household Finance Corp.
             5.73%, 11/08/95                        15,962,196
             Merrill Lynch & Co., Inc.
  4,500,000  5.75%, 11/02/95                         4,499,281
 11,475,000  5.75%, 11/06/95                        11,465,836
                                                  ------------
                                                    45,343,634
                                                  ------------
OIL/GAS -- 0.1%
    491,000  Chevron Oil Finance Co.
             5.71%, 11/08/95                           490,455
                                                  ------------
Total Short-Term Corporate Notes
 (cost -- $98,806,678)                            $ 98,806,678
                                                  ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
U.S. TREASURY NOTES -- 0.5%
$ 1,000,000  7.50%, 11/15/01                      $  1,081,410
  1,000,000  7.50%, 5/15/02                          1,086,410
    550,000  7.875%, 4/15/98                           577,241
    550,000  7.875%, 8/15/01                           603,537
                                                  ------------
Total U.S. Treasury Notes
 (cost -- $3,143,397)                             $  3,348,598
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
COMMON STOCKS -- 85.0%
AEROSPACE -- 9.0%
    100,000  Loral Corp.                          $  2,962,500
    525,000  McDonnell Douglas Corp.                42,918,750
    200,000  Northrop Grumman Corp.                 11,450,000
                                                  ------------
                                                    57,331,250
                                                  ------------
AIRLINES -- 1.0%
    100,000  AMR Corp.*                              6,600,000
                                                  ------------
BANKING -- 13.6%
    525,000  Citicorp                               34,059,375
     34,100  First Empire State Corp.                6,709,175
    450,000  Mellon Bank Corp.                      22,556,250
    110,000  Wells Fargo & Co.                      23,113,750
                                                  ------------
                                                    86,438,550
                                                  ------------
CASINOS/GAMING -- 2.9%
    750,000  Harrahs Entertainment, Inc.            18,562,500
                                                  ------------
CHEMICALS -- 4.4%
    260,000  du Pont (E.I.) de Nemours & Co.        16,217,500
    220,000  Hercules, Inc.                         11,742,500
                                                  ------------
                                                    27,960,000
                                                  ------------
CONSUMER PRODUCTS -- 3.2%
    600,000  Reebok International Ltd.              20,400,000
                                                  ------------
COSMETICS/TOILETRIES -- 0.7%
     60,600  Avon Products, Inc.                     4,310,175
                                                  ------------
DRUGS & MEDICAL PRODUCTS -- 2.8%
    275,000  Becton, Dickinson & Co.                17,875,000
                                                  ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
ELECTRONICS -- 8.1%
    460,000  Intel Corp.                          $ 32,142,500
    200,000  National Semiconductor Corp.*           4,875,000
     50,000  Raychem Corp.                           2,318,750
    440,000  Unitrode Corp.*                        11,825,000
                                                  ------------
                                                    51,161,250
                                                  ------------
INSURANCE -- 3.2%
    300,000  EXEL Ltd.                              16,050,000
     60,000  Transamerica Corp.                      4,065,000
                                                  ------------
                                                    20,115,000
                                                  ------------
METALS/MINING -- 5.2%
     83,333  Freeport McMoRan, Inc.                  3,114,583
  1,302,100  Freeport McMoRan Copper & Gold
               (Class B)                            29,622,775
                                                  ------------
                                                    32,737,358
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.5%
    250,000  American Express Co.                   10,156,250
    500,000  Countrywide Credit Industries, Inc.    11,062,500
    500,000  Federal Home Loan Mortgage Corp.       34,625,000
    100,000  Federal National Mortgage Assoc.       10,487,500
                                                  ------------
                                                    66,331,250
                                                  ------------
OIL/GAS -- 6.0%
     80,000  Mapco, Inc.                             4,120,000
    610,000  Tenneco, Inc.                          26,763,750
    149,300  Triton Energy Corp.*                    6,961,113
                                                  ------------
                                                    37,844,863
                                                  ------------
PAPER PRODUCTS -- 7.2%
    535,000  Champion International Corp.           28,622,500
    325,000  Scott Paper Co.                        17,306,250
                                                  ------------
                                                    45,928,750
                                                  ------------
TELECOMMUNICATIONS -- 1.8%
    300,000  Sprint Corp.                           11,550,000
                                                  ------------
TEXTILES -- 2.4%
    155,000  Collins & Aikman Corp.*              $  1,240,000
  1,100,000  Shaw Industries, Inc.                  14,025,000
                                                  ------------
                                                    15,265,000
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
TOYS/GAMES/HOBBY -- 2.7%
    600,000  Mattel, Inc.                           17,250,000
                                                  ------------
OTHER -- 0.3%
     40,000  Alliant Techsystems, Inc.*              1,860,000
                                                  ------------
Total Common Stocks
 (cost -- $440,332,557)                           $539,520,946
                                                  ------------
------------------------------------------------------
WARRANTS                                          VALUE
------------------------------------------------------
WARRANTS -- 0.0%
HEALTHCARE SERVICES
         34  Laboratory Corp. of America
               Holdings
             (cost -- $81)                        $         21
                                                  ------------

Total Investments
 (cost -- $542,282,713)                   101.1%  $641,676,243

Other Liabilities in Excess of
   Other Assets                            (1.1)    (7,165,129)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $634,511,114
                                         ------   ------------
                                         ------   ------------

SMALL CAPITALIZATION FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.1%
AUTOMOTIVE -- 1.8%
$ 2,758,000    General Motors Acceptance Corp.
               5.81%, 11/06/95                      $  2,755,774
                                                    ------------
BANKING -- 4.0%
  6,000,000    Norwest Financial, Inc.
               5.73%, 11/14/95                         5,987,585
                                                    ------------
INSURANCE -- 4.7%
  7,000,000    Prudential Funding Corp.
               5.73%, 11/27/95                         6,971,031
                                                    ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
MACHINERY & ENGINEERING -- 1.8%
               Deere (John) Capital Corp.
$ 1,560,000    5.71%, 11/13/95                      $  1,557,031
  1,074,000    5.75%, 11/13/95                         1,071,942
                                                    ------------
                                                       2,628,973
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.8%
  3,635,000    Beneficial Corp.
               5.73%, 11/22/95                         3,622,850
    575,000    Household Finance Corp.
               5.72%, 11/13/95                           573,904
                                                    ------------
                                                       4,196,754
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $22,540,117)                              $ 22,540,117
                                                    ------------
CORPORATE NOTES & BONDS -- 0.4%
AUTOMOTIVE -- 0.0%
$    62,950    Collins Industries, Inc.
               8.75%, 1/11/00                       $     57,577
                                                    ------------
OIL/GAS -- 0.4%
    500,000    Global Marine, Inc.
               12.75%, 12/15/99                          552,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $585,111)                                 $    610,077
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 0.9%
REAL ESTATE
$ 1,404,189    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $1,325,889)               $  1,404,189
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
RETAIL
     36,000    Family Bargain Corp.
                 $0.95 Conv. Pfd.
                 (cost -- $360,000)                 $    220,500
                                                    ------------
COMMON STOCKS -- 84.4%
ADVERTISING -- 6.2%
     77,600    Katz Media Group, Inc.*              $  1,396,800
     30,000    Omnicom Group, Inc.                     1,916,250
    292,400    True North Communications               5,921,100
                                                    ------------
                                                       9,234,150
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
AEROSPACE -- 0.5%
     97,500    BE Aerospace, Inc.*                  $    767,813
                                                    ------------
AUTOMOTIVE -- 1.7%
    126,000    Collins Industries, Inc.*                 259,875
    120,100    Masland Corp.                           1,681,400
     70,000    Sudbury, Inc.*                            586,250
                                                    ------------
                                                       2,527,525
                                                    ------------
BUILDING & CONSTRUCTION -- 5.8%
     57,300    Carlisle Cos., Inc.                     2,356,462
    190,547    D.R. Horton, Inc.                       2,119,835
     26,500    Insituform Technologies (Class A)*        331,250
    204,000    Martin Marietta Materials, Inc.         3,876,000
                                                    ------------
                                                       8,683,547
                                                    ------------
CHEMICALS -- 1.7%
     86,400    OM Group, Inc.                          2,505,600
                                                    ------------
COMPUTER SERVICES -- 3.6%
    149,900    BancTec, Inc.*                          2,810,625
     52,000    DST Systems, Inc.                       1,092,000
    114,000    Exabyte Corp.*                          1,474,875
                                                    ------------
                                                       5,377,500
                                                    ------------
CONTAINERS -- 1.9%
    169,000    Shorewood Packaging Corp.*              2,830,750
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 1.9%
     49,900    Amerisource Health Corp. (Class A)      1,359,775
     33,900    Sybron International Corp. -
                 Wisconsin*                            1,440,750
                                                    ------------
                                                       2,800,525
                                                    ------------
ELECTRONICS -- 8.9%
     35,700    Arrow Electronics, Inc*                 1,811,775
    174,900    EG&G, Inc.                              3,257,512
    146,500    Marshall Industries*                    5,164,125
    111,000    Oak Industries, Inc.*                   2,317,125
     26,200    Unitrode Corp.*                           704,125
                                                    ------------
                                                      13,254,662
                                                    ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ENTERTAINMENT -- 0.2%
     25,000    Hollywood Park, Inc.*                $    243,750
                                                    ------------

FOOD SERVICES -- 1.0%
     70,000    IHOP Corp.*                             1,505,000
                                                    ------------
HEALTHCARE SERVICES -- 2.8%
     16,000    Charter Medical Corp.*                    288,000
     20,000    Community Health Systems, Inc.*           635,000
     51,900    Dentsply International, Inc.            1,790,550
     54,000    SpaceLabs Medical, Inc.*                1,390,500
                                                    ------------
                                                       4,104,050
                                                    ------------

HOUSEHOLD PRODUCTS -- 2.4%
    120,000    Singer Co.                              2,820,000
     35,000    The Rival Co.                             682,500
                                                    ------------
                                                       3,502,500
                                                    ------------

INSURANCE -- 5.3%
     47,000    Ace Ltd.                                1,598,000
     62,800    Capsure Holdings Corp.*                   855,650
    119,400    E.W. Blanch Holdings, Inc.              2,298,450
    112,500    Guaranty National Corp.                 1,603,125
      7,000    Horace Mann Educators Corp.               186,375
     64,200    Prudential Reinsurance Holdings,
                 Inc.                                  1,308,075
                                                    ------------
                                                       7,849,675
                                                    ------------
LEASING -- 1.1%
    101,700    Interpool, Inc.*                        1,627,200
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------

MACHINERY & ENGINEERING -- 6.0%
     50,000    Baldwin Technologies Co., Inc
                 (Class A)*                         $    268,750
     40,000    Briggs & Stratton Corp.                 1,615,000
     52,100    BW/IP Holdings, Inc. (Class A)            872,675
    145,000    Crane Co.                               5,129,375
     67,400    Harmon Industries, Inc.                   994,150
                                                    ------------
                                                       8,879,950
                                                    ------------
MANUFACTURING -- 1.9%
     94,000    North American Watch Corp.              1,703,750
     50,000    Pall Corp.                              1,218,750
                                                    ------------
                                                       2,922,500
                                                    ------------
METALS/MINING -- 0.4%
     70,000    Olympic Steel, Inc.*                      568,750
                                                    ------------
OFFICE EQUIPMENT -- 0.8%
     60,600    Nu-Kote Holdings, Inc. (Class A)*       1,257,450
                                                    ------------
OIL/GAS -- 6.4%
     92,800    Aquila Gas Pipeline Corp.               1,020,800
     84,000    Belden & Blake Corp.*                   1,219,313
    200,000    Global Natural Resources, Inc.*         2,000,000
    137,500    Noble Drilling Corp.*                     962,500
    165,000    Petroleum Heat & Power Co., Inc.
                 (Class A)                             1,278,750
    105,400    St. Mary Land & Exploration Co.         1,409,725
     34,000    Triton Energy Corp.*                    1,585,250
                                                    ------------
                                                       9,476,338
                                                    ------------
PAPER PRODUCTS -- 1.8%
    422,000    Repap Enterprises, Inc.*                2,663,875
                                                    ------------
PRINTING/PUBLISHING -- 1.4%
     69,000    International Imaging Materials,
                 Inc.                                  1,742,250
     20,000    Merrill Corp.                             320,000
                                                    ------------
                                                       2,062,250
                                                    ------------

 * Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 8.7%
    151,800    Cousins Properties, Inc.             $  2,637,525
     44,000    Post Properties, Inc.                   1,320,000
    231,600    Security Capital Industrial Trust,
                 Inc.                                  3,792,450
    199,363    Security Capital Pacific Trust,
                 Inc.                                  3,563,614
      1,800    Security Capital Realty, Inc. (A)       1,587,600
                                                    ------------
                                                      12,901,189
                                                    ------------
RETAIL -- 0.7%
     10,900    Blair Corp.                               321,550
     60,000    The Maxim Group, Inc.*                    780,000
                                                    ------------
                                                       1,101,550
                                                    ------------
TELECOMMUNICATIONS -- 1.2%
     94,500    ECI Telecommunications Ltd.             1,795,500
                                                    ------------
TEXTILES -- 4.8%
     89,000    Collins & Aikman Corp.*                   712,000
     64,000    Culp, Inc.                                624,000
     42,700    Fab Industries, Inc.                    1,248,975
    149,600    Mohawk Industries, Inc.*                2,244,000
    110,500    WestPoint Stevens, Inc.*                2,334,313
                                                    ------------
                                                       7,163,288
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 2.6%
     55,900    Morningstar Group, Inc.*                  433,225
    111,800    Ralcorp Holdings, Inc.                  2,571,400
     84,700    Sylvan, Inc.*                             899,937
                                                    ------------
                                                       3,904,562
                                                    ------------
TRANSPORTATION -- 0.1%
      8,000    MTL, Inc.*                                117,000
                                                    ------------
UTILITIES -- 1.5%
     34,600    Sithe Energies, Inc.*                     246,525
     96,000    UGI Corp.                               2,016,000
                                                    ------------
                                                       2,262,525
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
OTHER -- 1.1%
     93,300    McGrath RentCorp.                    $  1,632,750
                                                    ------------
Total Common Stocks
 (cost -- $116,900,149)                             $125,523,724
                                                    ------------

Total Investments
   (cost -- $141,711,266)                 101.0%  $150,298,607
Other Liabilities in Excess of
   Other Assets                            (1.0)    (1,483,609)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $148,814,998
                                         ------   ------------
                                         ------   ------------

GROWTH AND INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 1.9%
AUTOMOTIVE -- 0.4%
$   200,000    Ford Motor Credit Co.
               5.73%, 11/06/95                      $    199,841
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.5%
               Beneficial Corp.
    447,000    5.72%, 11/02/95                           446,929
    230,000    5.74%, 11/15/95                           229,486
                                                    ------------
                                                         676,415
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $876,256)                                 $    876,256
                                                    ------------
CORPORATE NOTES & BONDS -- 18.2%
CASINOS/GAMING -- 1.9%
$ 1,000,000    Harrah's Jazz Co.
                 14.25%, 11/15/01                   $    875,000
                                                    ------------
COSMETICS/TOILETRIES -- 3.8%
  2,000,000    Playtex Family Products Corp.
                 9.00%, 12/15/03                       1,790,000
                                                    ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         6/16/94      $1,404,189    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            8/02/93          --        1,800    684         882

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
PRINCIPAL                                                  VALUE
AMOUNT
------------------------------------------------------
ENTERTAINMENT -- 3.7%
$ 5,000,000    Time Warner, Inc.
                 Zero Coupon, 12/17/12              $  1,725,000
                                                    ------------
FOOD SERVICES -- 0.9%
  1,000,000    Shoney's, Inc.
                 Zero Coupon, 4/11/04                    402,500
                                                    ------------
OIL/GAS -- 3.7%
  2,000,000    Triton Energy Corp.
                 Zero Coupon, 11/01/97                 1,700,000
                                                    ------------
TELECOMMUNICATIONS -- 4.2%
  1,000,000    Comcast Corp.
                 10.625%, 7/15/12                      1,097,500
  1,500,000    Nextel Communications, Inc.
                 0.00/11.50%, 9/01/03**                  870,000
                                                    ------------
                                                       1,967,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $8,705,038)                               $  8,460,000
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 6.5%
MANUFACTURING
$ 4,000,000    Mascotech, Inc.
                 4.50%, 12/15/03
                 (cost -- $3,042,591)               $  3,040,000
                                                    ------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 72.6%
AEROSPACE -- 4.4%
     25,000    McDonnell Douglas Corp.              $  2,043,750
                                                    ------------
AUTOMOTIVE -- 3.8%
     40,000    General Motors Corp.                    1,750,000
                                                    ------------
BANKING -- 7.6%
     32,000    Citicorp                                2,076,000
     50,000    U.S. Bancorp                            1,481,250
                                                    ------------
                                                       3,557,250
                                                    ------------
CHEMICALS -- 2.7%
     20,000    du Pont (E.I.) de Nemours & Co.         1,247,500
                                                    ------------
COMPUTER SOFTWARE -- 1.1%
      5,000    Microsoft Corp.*                     $    500,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONGLOMERATES -- 3.4%
    100,000    Canadian Pacific Ltd.                   1,600,000
                                                    ------------
CONTAINERS -- 3.9%
     40,000    Temple-Inland, Inc.                     1,820,000
                                                    ------------
ELECTRONICS -- 0.2%
      1,000    Intel Corp.                                69,875
                                                    ------------
HEALTHCARE SERVICES -- 1.0%
     10,000    Columbia/HCA Healthcare Corp.             491,250
                                                    ------------
HOUSEHOLD PRODUCTS -- 4.0%
     40,000    Premark International, Inc.             1,850,000
                                                    ------------
INSURANCE -- 6.8%
     15,000    Ace, Ltd.                                 510,000
     10,000    AFLAC, Inc.                               407,500
     30,000    Progressive Corp., Ohio                 1,245,000
     20,000    Travelers, Inc.                         1,010,000
                                                    ------------
                                                       3,172,500
                                                    ------------
MACHINERY & ENGINEERING -- 3.9%
     45,000    Briggs & Stratton Corp.                 1,816,875
                                                    ------------
MEDIA/BROADCASTING -- 4.0%
     20,000    Tele-Communications Liberty Media
                 Group (Series A)*                       492,500
     80,000    Tele-Communications TCI Group
                 (Series A)*                           1,360,000
                                                    ------------
                                                       1,852,500
                                                    ------------
METALS/MINING -- 6.6%
    133,687    Freeport McMoRan, Copper & Gold
                 (Class A)                             3,058,090
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 0.5%
      1,000    Countrywide Credit Industries, Inc.        22,125
      3,000    Federal Home Loan Mortgage Corp.          207,750
                                                    ------------
                                                         229,875
                                                    ------------
OIL/GAS -- 1.6%
     10,000    Triton Energy Corp.*                 $    466,250
     15,000    Union Texas Petroleum Holdings,
                 Inc.                                    270,000
                                                    ------------
                                                         736,250
                                                    ------------

 * Non-income producing security.

** Represents a step-up floater which will receive 0.00% interest until 9/01/98, then will "step-up" to 11.50% until maturity.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
PAPER PRODUCTS -- 4.0%
     35,000    Champion International Corp.            1,872,500
                                                    ------------
TELECOMMUNICATIONS -- 4.5%
     55,000    Sprint Corp.                            2,117,500
                                                    ------------
TEXTILES -- 8.6%
     20,000    Shaw Industries, Inc.                     255,000
     50,000    Unifi, Inc.                             1,125,000
     55,000    VF Corp.                                2,633,125
                                                    ------------
                                                       4,013,125
                                                    ------------
Total Common Stocks
 (cost -- $30,820,524)                              $ 33,798,840
                                                    ------------

Total Investments
   (cost -- $43,444,409)                   99.2%  $ 46,175,096
Other Assets in Excess of
   Other Liabilities                        0.8        358,263
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 46,533,359
                                         ------   ------------
                                         ------   ------------

U.S. GOVERNMENT INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 24.6%
$28,300,000    J.P. Morgan, 5.85%, 11/01/95
                 (proceeds at maturity:
                 $28,304,599, collateralized by
                 $27,265,000 par, $28,866,819
                 value, U.S. Treasury Notes,
                 7.50%, 10/31/99)
                 (cost -- $28,300,000)              $ 28,300,000
                                                    ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.6%
$   652,460    9.50%, 12/01/02 - 11/01/03
               (cost -- $657,455)                   $    679,981
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I -- 43.6%
$19,729,923    7.00%, 2/15/22 - 11/15/23            $ 19,594,181
 10,813,268    7.50%, 2/15/22 - 5/15/24               10,955,138
  7,998,232    8.00%, 4/15/02 - 5/15/25                8,250,767
 10,522,241    8.50%, 6/15/01 - 9/15/24               10,956,944
    449,937    10.50%, 1/15/98 - 12/15/00                472,573
                                                    ------------
Total Government National Mortgage
 Association I (cost -- $50,865,933)                $ 50,229,603
                                                    ------------
U.S. TREASURY NOTES -- 30.4%
$15,000,000    5.875%, 8/15/98                      $ 15,070,350
  5,000,000    6.125%, 5/31/97                         5,035,950
 14,000,000    7.75%, 11/30/99                        14,975,660
                                                    ------------
Total U.S. Treasury Notes
 (cost -- $34,397,838)                              $ 35,081,960
                                                    ------------

Total Investments
 (cost -- $114,221,226)                      99.2%  $114,291,544
                                           ------   ------------

------------------------------------------------
PRINCIPAL
AMOUNT
SUBJECT
TO PUT                                                     VALUE
------------------------------------------------------

WRITTEN PUT OPTIONS OUTSTANDING -- (0.1%)
$25,000,000  U.S. Treasury Notes, 6.125%,
               9/30/00, expiring Nov. '95, strike
               @ $101.3125
               (premium received: $132,812)         $   (117,188)
                                                    ------------

Other Assets in Excess of
 Other Liabilities                           0.9       1,067,411
                                           ------   ------------
TOTAL NET ASSETS                           100.0 %  $115,241,767
                                           ------   ------------
                                           ------   ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

INVESTMENT QUALITY INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 4.5%
MISCELLANEOUS FINANCIAL SERVICES
$ 1,800,000    Beneficial Corp.
                 5.75%, 11/06/95                    $  1,798,563
    570,000    Household Finance Corp.
                 5.73%, 11/06/95                         569,546
    425,000    Merrill Lynch & Co., Inc.
                 5.75%, 11/02/95                         424,932
                                                    ------------
Total Short-Term Corporate Notes
(cost -- $2,793,041)                                $  2,793,041
                                                    ------------
CORPORATE NOTES & BONDS -- 93.6%
AEROSPACE -- 3.4%
$ 2,000,000    Boeing Co.
                 7.50%, 8/15/42                     $  2,092,300
                                                    ------------
AIRLINES -- 2.9%
  1,000,000    American Airlines
                 9.73%, 9/29/14                        1,133,870
    550,000    Delta Air Lines, Inc.
                 10.375%, 2/01/11                        650,551
                                                    ------------
                                                       1,784,421
                                                    ------------
AUTOMOTIVE -- 3.6%
  2,000,000    Ford Motor Credit Co. (A)
                 8.875%, 11/15/22                      2,234,600
                                                    ------------
BANKING -- 6.5%
     70,000    NatWest Bancorp, Inc.
                 9.375%, 11/15/03                         81,979
  1,300,000    NCNB Corp.
                 10.20%, 7/15/15                       1,680,731
    500,000    RBSG Capital Corp.
                 10.125%, 3/01/04                        606,020
  1,500,000    Westpac Banking Corp.
                 9.125%, 8/15/01                       1,680,810
                                                    ------------
                                                       4,049,540
                                                    ------------
CHEMICALS -- 1.0%
    500,000    Rohm & Haas Co.
                 9.50%, 4/01/21                          607,720
                                                    ------------
CONGLOMERATES -- 4.0%
  2,000,000    Canadian Pacific Ltd.
                 9.45%, 8/01/21                        2,517,380
                                                    ------------
ENTERTAINMENT -- 5.2%
  3,000,000    Time Warner, Inc.
                 9.15%, 2/01/23                        3,253,800
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
INSURANCE -- 11.6%
$ 1,000,000    Aetna Life & Casualty Co.
                 8.00%, 1/15/17                     $  1,015,020
  1,200,000    Capital Holding Corp.
                 8.75%, 1/15/17                        1,263,636
  2,000,000    CNA Financial Corp.
                 7.25%, 11/15/23                       1,900,200
  3,000,000    Torchmark, Inc.
                 7.875%, 5/15/23                       3,064,440
                                                    ------------
                                                       7,243,296
                                                    ------------
LEASING -- 2.7%
  1,600,000    Ryder Systems, Inc.
                 8.75%, 3/15/17                        1,712,464
                                                    ------------
MACHINERY & ENGINEERING -- 3.3%
  1,750,000    Caterpillar, Inc.
                 9.75%, 6/01/19                        2,056,373
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.4%
     20,000    Beneficial Corp.
                 12.875%, 8/01/13                         24,110
  1,500,000    BHP Finance USA Ltd.
                 8.50%, 12/01/12                       1,700,430
               Lehman Brothers, Inc.
    865,000    9.875%, 10/15/00                          955,280
    115,000    10.00%, 5/15/99                           127,045
    205,000    Midland American Capital Corp.
                 12.75%, 11/15/03                        240,533
  3,000,000    Prudential Funding Corp.
                 6.75%, 9/15/23 (B)                    2,672,760
  1,250,000    Source One Mortgage Services Corp.
                 9.00%, 6/01/12                        1,363,087
                                                    ------------
                                                       7,083,245
                                                    ------------
OIL/GAS -- 5.9%
  3,000,000    Occidental Petroleum Corp.
                 11.125%, 6/01/19                      3,677,430
                                                    ------------
PAPER PRODUCTS -- 0.2%
    100,000    Union Camp Corp.
                 10.00%, 5/01/19                         113,709
                                                    ------------
PIPELINES -- 3.1%
  1,500,000    TransCanada Pipelines Ltd.
                 9.875%, 1/01/21                       1,930,965
                                                    ------------
RETAIL -- 1.3%
               May Department Stores Co.
    250,000    9.875%, 6/01/17                           276,337
    405,000    10.625%, 11/01/10                         541,542
                                                    ------------
                                                         817,879
                                                    ------------

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
TELECOMMUNICATIONS -- 11.8%
$ 2,500,000    New York Telephone Co.
                 9.375%, 7/15/31                    $  2,965,900
  2,000,000    Pacific Bell
                 8.50%, 8/15/31                        2,191,900
  2,000,000    Southern New England Telephone Co.
                 8.70%, 8/15/31                        2,168,720
                                                    ------------
                                                       7,326,520
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.5%
  2,000,000    American Brands, Inc.
                 7.875%, 1/15/23                       2,153,300
                                                    ------------
UTILITIES -- 7.0%
  2,000,000    Hydro-Quebec
                 8.50%, 12/01/29                       2,203,280
  2,000,000    Southern California Edison Co.
                 8.875%, 6/01/24                       2,140,540
                                                    ------------
                                                       4,343,820
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------

OTHER -- 5.2%
$ 1,447,305    DLJ Mortgage Acceptance Corp.
                 8.75%, 11/25/24                    $  1,471,276
  1,500,000    Nova Scotia (Province of)
                 8.875%, 7/01/19                       1,733,370
                                                    ------------
                                                       3,204,646
                                                    ------------
Total Corporate Notes & Bonds
  (cost -- $54,144,780)                             $ 58,203,408
                                                    ------------

Total Investments
  (cost -- $56,937,821)                   98.1 %  $ 60,996,449
Other Assets in Excess of
  Other Liabilities                        1.9       1,192,720
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 62,189,169
                                         ------   ------------
                                         ------   ------------

(A) Security segregated (partial) as collateral for open futures contracts. The aggregate market value of such security is $558,650.

(B) Resale of the security is restricted to qualified institutional investors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                         QUEST FOR                     SMALL        GROWTH          U.S.      INVESTMENT
                                        VALUE FUND,   OPPORTUNITY   CAPITALIZATION     AND       GOVERNMENT     QUALITY
                                            INC.          FUND          FUND      INCOME FUND   INCOME FUND   INCOME FUND
                                        ------------  ------------  ------------  -----------   ------------  -----------
ASSETS
  Investments, at value (cost --
   $258,707,414, $542,282,713,
   $141,711,266, $43,444,409,
   $85,921,226 and $56,937,821,
   respectively)......................  $330,881,971  $641,676,243  $150,298,607  $46,175,096   $ 85,991,544  $60,996,449
  Repurchase agreement
   (cost -- $28,300,000)..............            --            --           --           --      28,300,000          --
  Cash................................        45,640       547,052      554,656       43,048         147,175      59,556
  Receivable for fund shares sold.....       530,951     3,886,531      429,526      135,588         112,467      66,286
  Dividends receivable                       243,046       997,122       50,222       40,770              --          --
  Interest receivable.................        70,681        80,486       85,156      232,993       1,100,769   1,428,564
  Receivable for investments sold.....            --     3,775,999    1,519,249           --              --          --
  Receivable for mortgage
   prepayments........................            --            --           --           --           9,512          --
  Deferred organization expenses......            --            --           --       19,361              --       1,598
  Other assets........................        39,549        22,478       12,365       17,891          30,144      12,304
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Assets......................   331,811,838   650,985,911  152,949,781   46,664,747     115,691,611  62,564,757
                                        ------------  ------------  ------------  -----------   ------------  -----------
LIABILITIES
  Written put options outstanding, at
   value (premiums received:
   $132,812)..........................            --            --           --           --         117,188          --
  Payable for fund shares redeemed....       246,415       541,931      381,171       39,485          94,741     182,432
  Distribution fee payable............        57,478       218,953       31,207        9,227          13,696      14,560
  Investment advisory fee payable.....        54,437       103,767       24,467        6,603          11,374       6,111
  Payable for investments purchased...            --    15,310,750    3,596,750           --              --          --
  Dividends payable...................            --            --           --           --         100,543      79,161
  Payable for futures variation
   margin.............................            --            --           --           --              --      33,750
  Other payables and accrued
   expenses...........................       141,605       299,396      101,188       76,073         112,302      59,574
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Liabilities.................       499,935    16,474,797    4,134,783      131,388         449,844     375,588
                                        ------------  ------------  ------------  -----------   ------------  -----------
NET ASSETS
  Par value...........................    22,865,787       259,205       86,170       42,633         102,228      57,180
  Paid-in-surplus.....................   211,941,042   523,701,982  131,509,611   41,486,396     124,603,694  59,929,025
  Accumulated undistributed net
   investment income (loss)...........     2,115,981     3,043,582      817,130       62,229        (100,543)     (1,302)
  Accumulated undistributed net
   realized gain (loss) on
   investments........................    22,214,536     8,112,815    7,814,746    2,211,414      (9,449,554) (1,441,862)
  Net unrealized appreciation on
   investments........................    72,174,557    99,393,530    8,587,341    2,730,687          85,942   3,646,128
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Net Assets..................  $331,311,903  $634,511,114  $148,814,998  $46,533,359   $115,241,767  $62,189,169
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS A:
  Fund shares outstanding.............    19,476,461    14,934,153    6,717,417    3,395,059       9,111,820   4,144,692
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value per share...........  $      14.51  $      24.59  $     17.31   $    10.92    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Maximum offering price per share*...  $      15.35  $      26.02  $     18.32   $    11.46    $      11.83  $    11.42
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS B:
  Fund shares outstanding.............     2,682,851     8,945,500    1,369,612      700,417         855,263   1,207,703
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.37  $      24.33  $     17.11   $    10.88    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS C:
  Fund shares outstanding.............       706,475     2,040,801      529,946      167,833         255,735     365,603
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.35  $      24.31  $     17.11   $    10.89    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------

*Sales charges decrease on purchases of $50,000 or higher.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                GROWTH
                                  QUEST FOR                      SMALL           AND          U.S.       INVESTMENT
                                    VALUE      OPPORTUNITY   CAPITALIZATION     INCOME     GOVERNMENT      QUALITY
                                 FUND, INC.       FUND           FUND            FUND      INCOME FUND   INCOME FUND
                                 -----------   -----------   -------------    ----------   -----------   -----------
INVESTMENT INCOME
  Dividends*...................  $4,933,153    $5,805,392    $  1,902,266     $ 693,240    $       --    $
--
  Interest.....................   2,545,437     4,798,092       1,684,966     1,089,203     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total investment income....   7,478,590    10,603,484       3,587,232     1,782,443     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
OPERATING EXPENSES
  Investment advisory fees
   (note 2a)...................   2,893,435     3,923,159       1,456,594       333,289       755,883       351,860
  Distribution fees (note
   2c).........................   1,607,236     2,665,031         859,394       191,723       455,179       311,219
  Transfer and dividend
   disbursing agent fees (note
   1i).........................     330,355       410,006         206,267        73,852       130,367        71,201
  Accounting service fees (note
   2b).........................          --       103,747         108,951       112,800       121,310       105,362
  Registration fees............      54,800       141,636          34,952        34,042        32,098        33,871
  Custodian fees...............      40,216        47,751          22,819        18,724        70,657        21,556
  Reports and notices to
   shareholders................      40,057        44,869          27,492         8,814        17,517        10,688
  Auditing, consulting and tax
   return preparation fees.....      24,597        18,515          18,514        14,435        40,367        17,355
  Directors'(Trustees') fees
   and expenses................      17,270        17,270          17,270         8,870        17,270        17,270
  Legal fees...................      11,749        10,120           7,222         4,721         6,836         5,236
  Amortization of deferred
   organization expenses (note
   1c).........................          --            --              --        19,148            --        12,374
  Miscellaneous................      19,575        13,337           9,189         4,500        14,726         5,566
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total operating expenses...   5,039,290     7,395,441       2,768,664       824,918     1,662,210       963,558
    Less: Investment advisory
     fees waived (note 2a).....          --            --              --        (8,286)           --       (42,245)
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net operating expenses...   5,039,290     7,395,441       2,768,664       816,632     1,662,210       921,313
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net investment income....   2,439,300     3,208,043         818,568       965,811     7,232,730     3,951,646
                                 -----------   -----------   -------------    ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
   security transactions.......  22,321,532     8,125,065       8,630,413     2,227,731    (3,475,568)      (24,232)
  Net realized loss on option
   transactions (note 1f)....          --            --              --            --      (267,734)           --
  Net realized loss on futures
   transactions (note 1g)......          --            --         (86,670)           --            --      (464,750)
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss) on
     investments...............  22,321,532     8,125,065       8,543,743     2,227,731    (3,743,302)     (488,982)
  Net change in unrealized
   appreciation (depreciation)
   on investments..............  39,322,642    85,013,107       3,040,965     2,324,387     9,332,957     7,336,722
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss)
     and change in unrealized
     appreciation
     (depreciation) on
     investments...............  61,644,174    93,138,172      11,584,708     4,552,118     5,589,655     6,847,740
                                 -----------   -----------   -------------    ----------   -----------   -----------
  Net increase in net assets
   resulting from operations...  $64,083,474   $96,346,215   $ 12,403,276     $5,517,929   $12,822,385   $10,799,386
                                 -----------   -----------   -------------    ----------   -----------   -----------
                                 -----------   -----------   -------------    ----------   -----------   -----------


* Net of withholding taxes of $6,473, $732 and $1,752 for Quest for Value, Small Capitalization and Growth and Income, respectively.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               QUEST FOR VALUE FUND,
                                                                        INC.                OPPORTUNITY FUND
                                                               YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                              ------------------------  ------------------------
                                                                 1995         1994         1995         1994
                                                              -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..............................  $ 2,439,300  $ 1,726,225  $ 3,208,043  $ 1,397,364
  Net realized gain (loss) on investments...................   22,321,532   16,664,331    8,125,065    7,139,720
  Net change in unrealized appreciation (depreciation) on
   investments..............................................   39,322,642   (6,250,090)  85,013,107    4,721,481
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................   64,083,474   12,140,466   96,346,215   13,258,565
                                                              -----------  -----------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income -- Class A..........................   (1,649,576)    (819,873)  (1,066,642)  (2,269,483)
  Net investment income -- Class B..........................     (108,497)     (11,801)    (335,822)     (98,258)
  Net investment income -- Class C..........................      (29,366)      (2,040)     (56,920)     (21,098)
  Net realized gains -- Class A.............................  (15,501,438)  (9,227,704)  (5,314,298)  (1,498,248)
  Net realized gains -- Class B.............................   (1,014,005)    (115,604)  (1,562,718)     (30,484)
  Net realized gains -- Class C.............................     (255,884)     (11,081)    (267,734)     (11,476)
  Tax return of capital -- Class A..........................           --           --           --           --
  Tax return of capital -- Class B..........................           --           --           --           --
  Tax return of capital -- Class C..........................           --           --           --           --
                                                              -----------  -----------  -----------  -----------
    Total dividends and distributions to shareholders.......  (18,558,766) (10,188,103)  (8,604,134)  (3,929,047)
                                                              -----------  -----------  -----------  -----------
FUND SHARE TRANSACTIONS
  CLASS A
  Net proceeds from sales...................................   53,027,793   61,908,256  201,988,591   90,332,759
  Reinvestment of dividends and distributions...............   16,047,556    9,385,655    6,034,648    3,405,284
  Cost of shares redeemed...................................  (64,462,161) (80,014,950) (60,771,127) (65,200,453)
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) -- Class A......................    4,613,188   (8,721,039) 147,252,112   28,537,590
                                                              -----------  -----------  -----------  -----------
  CLASS B
  Net proceeds from sales...................................   22,392,431   12,409,864  160,670,137   40,604,196
  Reinvestment of dividends and distributions...............    1,045,812      123,599    1,804,130      124,021
  Cost of shares redeemed...................................   (3,681,109)    (544,061) (14,031,965)  (1,026,439)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class B.................................   19,757,134   11,989,402  148,442,302   39,701,778
                                                              -----------  -----------  -----------  -----------
  CLASS C
  Net proceeds from sales...................................    6,835,837    3,521,667   40,882,367    6,945,412
  Reinvestment of dividends and distributions...............      280,898       13,020      314,274       32,567
  Cost of shares redeemed...................................   (1,738,997)    (271,901)  (4,067,767)    (254,081)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class C.................................    5,377,738    3,262,786   37,128,874    6,723,898
                                                              -----------  -----------  -----------  -----------
  Total net increase (decrease) in net assets from fund
   share transactions.......................................   29,748,060    6,531,149  332,823,288   74,963,266
                                                              -----------  -----------  -----------  -----------
    Total increase (decrease) in net assets.................   75,272,768    8,483,512  420,565,369   84,292,784
NET ASSETS
  Beginning of year.........................................  256,039,135  247,555,623  213,945,745  129,652,961
                                                              -----------  -----------  -----------  -----------
  End of year (including undistributed net investment income
   (loss) of $2,115,981, $1,464,120; $3,043,582, $1,291,867;
   $817,130, ($238,336); $62,229, $127,460; ($100,543), $0
   and ($1,302), $0, respectively)..........................  $331,311,903 $256,039,135 $634,511,114 $213,945,745
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------


*Certain figures have been restated to conform to current year presentation for
 Opportunity, Growth and Income and U.S. Government.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

   SMALL CAPITALIZATION                                 U.S. GOVERNMENT INCOME
           FUND              GROWTH AND INCOME FUND              FUND                INVESTMENT QUALITY
                                                                                        INCOME FUND
  YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
--------------------------  ------------------------  --------------------------  ------------------------
    1995          1994         1995         1994          1995          1994         1995         1994
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$    818,568  $   (238,336) $   965,811  $   966,108  $  7,232,730  $  8,291,969  $ 3,951,646  $ 3,846,353
   8,543,743     3,366,835    2,227,731    1,768,686    (3,743,302)   (4,366,839)    (488,982)    (952,880)
   3,040,965    (3,118,979)   2,324,387     (189,442)    9,332,957   (11,007,688)   7,336,722   (9,068,979)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  12,403,276         9,520    5,517,929    2,545,352    12,822,385    (7,082,558)  10,799,386   (6,175,506)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
          --            --     (917,781)    (936,128)   (6,680,576)   (8,071,564)  (3,164,967)  (3,482,793)
          --            --     (105,700)     (41,545)     (464,033)     (196,735)    (586,935)    (244,424)
          --            --      (17,697)      (7,305)      (89,583)      (39,362)    (199,744)    (119,136)
  (3,010,761)   (8,036,736)  (1,275,011)  (4,278,474)           --    (3,218,859)          --     (367,910)
    (434,007)     (160,831)    (129,812)    (152,311)           --       (42,833)          --      (10,112)
     (91,772)      (19,543)     (20,124)     (19,378)           --        (7,144)          --         (637)
          --            --           --           --      (140,061)           --           --           --
          --            --           --           --        (8,675)           --           --           --
          --            --           --           --        (1,431)           --           --           --
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  (3,536,540)   (8,217,110)  (2,466,125)  (5,435,141)   (7,384,359)  (11,576,497)  (3,951,646)  (4,225,012)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  38,194,245   127,081,752    8,471,883    5,937,491    18,642,107    17,007,814    8,023,597   12,621,718
   2,840,961     7,215,556    2,097,137    5,008,623     5,896,557     9,588,703    2,288,961    2,758,350
 (52,052,199) (111,134,238)  (6,705,888)  (6,040,040)  (50,011,121)  (74,313,512) (17,520,761) (20,364,228)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
 (11,016,993)   23,163,070    3,863,132    4,906,074   (25,472,457)  (47,716,995)  (7,208,203)  (4,984,160)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  10,160,304    15,275,222    4,674,731    2,763,975     5,110,647     6,748,251    7,327,816    6,440,954
     408,265       148,570      217,205      188,513       319,245       187,137      462,628      185,172
  (4,495,109)     (811,203)    (533,417)    (260,750)   (3,026,400)     (964,994)  (2,363,759)    (800,932)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,073,460    14,612,589    4,358,519    2,691,738     2,403,492     5,970,394    5,426,685    5,825,194
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,393,572     3,345,761    1,497,250      341,819     2,026,463     1,424,484    1,204,849    3,141,700
      88,907        18,810       36,149       26,593        85,658        46,127       93,152       93,436
  (1,180,484)     (229,505)    (232,677)      (4,696)     (533,211)     (289,465)    (285,205)    (422,838)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   5,301,995     3,135,066    1,300,722      363,716     1,578,910     1,181,146    1,012,796    2,812,298
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
     358,462    40,910,725    9,522,373    7,961,528   (21,490,055)  (40,565,455)    (768,722)   3,653,332
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   9,225,198    32,703,135   12,574,177    5,071,739   (16,052,029)  (59,224,510)   6,079,018   (6,747,186)
 139,589,800   106,886,665   33,959,182   28,887,443   131,293,796   190,518,306   56,110,151   62,857,337
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$148,814,998  $139,589,800  $46,533,359  $33,959,182  $115,241,767  $131,293,796  $62,189,169  $56,110,151
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Funds are registered under the Investment Company Act of 1940, as diversified, open-end management investment companies. Quest for Value Fund, Inc. ("Quest for Value") is a Maryland corporation. Opportunity Fund ("Opportunity"), Small Capitalization Fund ("Small Capitalization"), Growth and Income Fund ("Growth and Income"), U.S. Government Income Fund ("U.S. Government") and Investment Quality Income Fund ("Investment Quality") are five of nine funds offered in the Quest for Value Family of Funds, a Massachusetts business trust. Quest for Value Advisors (the "Adviser") serves as investment adviser and provides accounting and administrative services to each fund. Quest for Value Distributors (the "Distributor") serves as each fund's distributor. Both the Adviser and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    Prior to September 1, 1993, the funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date all funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charges and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securites are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Directors (Trustees) using methods which include current market quotations from major market makers in the securities and trader-reviewed "matrix" prices. Futures contracts are valued based upon their daily settlement value as of the close of the exchange upon which they trade. OTC options are valued based upon formulas which utilize the market value of the underlying securities, strike prices and expiration dates of the options. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair values as determined in good faith under procedures established by each fund's Board of Directors (Trustees). The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic or political development in a specific state, industry or region.

    (B) FEDERAL INCOME TAXES

    It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    The following approximate costs were incurred in connection with their organization: Growth and Income -- $96,000 and Investment Quality -- $62,000. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of each fund's operations.

    (D) SECURITY TRANSACTIONS AND OTHER INCOME

    Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------
date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Net investment income, other than class specific expenses and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets, as defined, of each class.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes each fund's dividend and capital gain declaration policy:

                                       SHORT-TERM  LONG-TERM
                             INCOME     CAPITAL     CAPITAL
                           DIVIDENDS     GAINS       GAINS
                           ----------  ----------  ----------
Quest for Value             annually    annually    annually
Opportunity                 annually    annually    annually
Small Capitalization        annually    annually    annually
Growth and Income          quarterly    annually    annually
U.S. Government             daily *    quarterly    annually
Investment Quality          daily *     annually    annually

* paid monthly.

    Each fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized gain(loss) and net assets were not affected.

    As required by Statement of Position 93 - 2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, the following table discloses the reclassifications from accumulated undistributed net investment income(loss) and accumulated undistributed capital gain(loss) on investments to paid-in-surplus during the fiscal year ended October 31, 1995:

                           ACCUMULATED
                           UNDISTRIBUTED
                              NET         ACCUMULATED
                           INVESTMENT    UNDISTRIBUTED      PAID
                             INCOME      NET REALIZED        IN
                             (LOSS)       GAIN (LOSS)     SURPLUS
                           ----------   ---------------   --------
Quest for Value               --             --              --
Opportunity                    3,056          (5,991)        2,935
Small Capitalization         236,898        (559,292)      322,394
Growth and Income             10,136        (152,783)      142,647
U.S. Government              (99,081)       (407,920)      507,001
Investment Quality            (1,302)        --              1,302

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (F) WRITTEN OPTIONS ACCOUNTING POLICIES

    When a fund writes a call option or a put option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which a fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchases upon exercise of the option.

    (G) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, cash equivalents or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. At October 31, 1995, Investment Quality had the following futures contracts open:

                                                                    NET
                          NUMBER OF                             UNREALIZED
          TYPE            CONTRACTS    SHORT VALUE  EXPIRATION     LOSS
---------------------------------------------------------------------------
 CBT U.S. Treasury Bond      120       $13,635,000   Dec. '95    $412,500

    (H) REPURCHASE AGREEMENTS

    U.S. Government enters into repurchase agreements as part of its investment program. The fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default by the obligor to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (I) ALLOCATION OF EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the year ended October 31, 1995, transfer and dividend disbursing agent fees accrued to classes A, B and C were $279,089, $36,906 and $14,360, respectively, for Quest for Value; $236,086,
$141,736 and  $32,184,  respectively,  for Opportunity;  $146,564,  $44,501  and
$15,202, respectively, for Small Capitalization; $61,191, $8,864 and $3,797, respectively, for Growth and Income; $117,106, $8,732 and $4,529, respectively, for U.S. Government and $58,422, $8,814 and $3,965, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, ACCOUNTING SERVICES FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (A) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: 1.00% for Quest for Value, Opportunity and Small Capitalization, respectively; .85% for Growth and Income and .60% for U.S. Government and Investment Quality, respectively. For the year ended October 31, 1995, the Adviser voluntarily waived $8,286 and $42,245 in investment advisory fees for Growth and Income and Investment Quality, respectively.

    (B) A portion of the accounting services fee for Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality is payable monthly to the Adviser. These funds reimburse the Adviser for a portion of the salaries of officers and employees of Oppenheimer Capital based upon the amount of time such persons spend in providing services to each fund in accordance with the provisions of the Investment Advisory Agreement. For the year ended October 31, 1995, the Adviser received $48,747, $53,951, $57,800, $56,310 and $50,362, respectively.

    (C) The funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which each fund is permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the funds pay the Distributor compensation, accrued daily and payable monthly on each fund's average daily net assets for Class A shares at the following annual rates: .25% for Quest for Value, Opportunity and Small Capitalization, .05% for U.S. Government and .15% for Investment Quality and Growth and Income. Each fund's Class A shares also pay a service fee at the annual rate of .25%. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

    For the year ended October 31, 1995, distribution and service fees charged to classes A, B and C were $1,286,200, $253,926 and $67,110, respectively, for Quest for Value; $1,258,129, $1,165,226 and $241,676, respectively, for
Opportunity; $597,200, $201,055 and $61,139, respectively, for Small Capitalization; $133,588, $48,455 and $9,680, respectively, for Growth and Income; $344,839, $92,104 and $18,236, respectively, for U.S. Government and $183,475, $95,449 and $32,295, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

    (D) Total brokerage commissions paid by Quest for Value, Opportunity, Small Capitalization and Growth and Income were $309,310, $647,240, $400,477 and $112,411, respectively, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $156,970, $266,868, $161,399 and $54,131, respectively, for the year ended October 31, 1995.

    (E) Oppenheimer & Co., Inc. has informed the funds that it received approximately $390,000, $959,000, $241,000, $35,000, $162,000 and $88,000 in
connection with the sale of Class A shares for Quest for Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Distributor has also informed the funds that it received contingent deferred sales charges on the redemption of Class A and Class C shares of approximately $10,000, $20,000, $10,000, $100, $6,000 and $2,000 for Quest for
Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

    For the year ended October 31, 1995, the Distributor had assigned the right to receive the compensation and contingent deferred sales charge on Class B shares to a bank in return for the bank's reimbursement to the Distributor of commissions paid by the Distributor to brokers/dealers on the sale of Class B shares.

3. PURCHASES AND SALES OF SECURITIES

    For the year ended October 31, 1995, purchases and sales of investment securities, other than short-term securities, were as follows:

              QUEST FOR                        SMALL         GROWTH AND       U.S.      INVESTMENT
                VALUE       OPPORTUNITY    CAPITALIZATION      INCOME      GOVERNMENT    QUALITY
             ------------  -------------  ----------------   -----------  ------------  ----------
Purchases    $ 89,609,378  $ 350,805,248  $   92,530,292     $54,163,330  $259,064,073  $5,329,244
Sales         116,160,440     67,743,053      99,613,323      41,657,071   304,565,951   4,275,980

The following table summarizes activity in written option transactions for U.S. Government for the year ended October 31, 1995:

                                                CONTRACTS     PREMIUMS
                                               -----------   -----------
Option contracts written: Outstanding
 beginning of year                                      2    $   142,188
  Options written                                      47      3,306,327
  Options terminated in closing purchase
   transactions                                       (25)    (1,788,359)
  Options exercised                                   (15)      (920,313)
  Options expired                                      (8)      (607,031)
                                                      ---    -----------
Option contracts written: Outstanding end of
 year                                                   1    $   132,812
                                                      ---    -----------
                                                      ---    -----------

--------------------------------------------------------------------------------

4. FUND SHARE TRANSACTIONS

    The following tables summarize the fund share activity for the two years ended October 31, 1995:

                                                QUEST FOR VALUE               OPPORTUNITY            SMALL CAPITALIZATION
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................     4,045,256     5,077,999     9,028,138     4,781,210     2,307,655     7,804,081
  Dividends and distributions
   reinvested...........................     1,440,961       797,941       328,864       186,714       181,647       450,409
  Redeemed..............................    (4,924,606)   (6,566,112)   (2,718,312)   (3,470,990)   (3,125,095)   (6,835,042)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       561,611      (690,172)    6,638,690     1,496,934      (635,793)    1,419,448
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................     1,718,575     1,020,362     7,259,921     2,145,988       620,242       936,328
  Dividends and distributions
   reinvested...........................        94,418        10,514        98,923         6,821        26,272         9,286
  Redeemed..............................      (277,524)      (44,566)     (624,721)      (54,500)     (271,244)      (50,575)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................     1,535,469       986,310     6,734,123     2,098,309       375,270       895,039
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       523,083       289,679     1,828,198       367,367       389,503       205,454
  Dividends and distributions
   reinvested...........................        25,381         1,106        17,240         1,789         5,721         1,176
  Redeemed..............................      (127,913)      (22,509)     (176,839)      (13,680)      (71,284)      (13,923)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       420,551       268,276     1,668,599       355,476       323,940       192,707
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase................     2,517,631       564,414    15,041,412     3,950,719        63,417     2,507,194
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

                                               GROWTH AND INCOME            U.S. GOVERNMENT           INVESTMENT QUALITY
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................       790,817       591,037     1,685,034     1,484,549       777,291     1,194,443
  Dividends and distributions
   reinvested...........................       216,701       506,743       534,322       839,276       222,241       263,168
  Redeemed..............................      (641,530)     (600,435)   (4,526,190)   (6,552,668)   (1,706,041)   (1,940,417)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       365,988       497,345    (2,306,834)   (4,228,843)     (706,509)     (482,806)
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................       438,682       269,571       467,177       594,901       708,238       614,495
  Dividends and distributions
   reinvested...........................        22,368        19,104        28,912        16,698        44,636        18,150
  Redeemed..............................       (51,318)      (26,407)     (272,297)      (86,599)     (228,114)      (77,488)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       409,732       262,268       223,792       525,000       524,760       555,157
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       140,694        33,894       182,514       123,553       116,706       290,357
  Dividends and distributions
   reinvested...........................         3,711         2,697         7,733         4,123         8,984         9,047
  Redeemed..............................       (21,778)         (469)      (47,976)      (25,877)      (27,176)      (41,081)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       122,627        36,122       142,271       101,799        98,514       258,323
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase (decrease).....       898,347       795,735    (1,940,771)   (3,602,044)      (83,235)      330,674
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At   October   31,  1995,   the   composition  of   unrealized  appreciation
(depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                APPRECIATION  (DEPRECIATION)       NET        TAX COST
                                ------------  --------------   -----------  ------------
Quest for Value                 $72,832,935   $    (782,009)   $72,050,926  $258,831,045
Opportunity                     107,623,664      (8,230,134)    99,393,530   542,282,713
Small Capitalization             13,114,205      (4,646,081)     8,468,124   141,830,483
Growth and Income                 3,674,355      (1,106,543)     2,567,812    43,607,284
U.S. Government                     852,086      (2,085,345)    (1,233,259)  115,524,803
Investment Quality                4,461,416        (402,788)     4,058,628    56,937,821

6. AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                                 QUEST                      SMALL         GROWTH       U.S.     INVESTMENT
                               FOR VALUE   OPPORTUNITY  CAPITALIZATION  AND INCOME  GOVERNMENT   QUALITY
                               ----------  -----------  --------------  ----------  ----------  ----------
Authorized fund shares         35,000,000   unlimited     unlimited     unlimited   unlimited   unlimited
Par value per share              $1.00        $.01           $.01          $.01        $.01        $.01

7. DIVIDENDS AND DISTRIBUTIONS

    The following tables summarize the per share dividends and distributions made for the two years ended October 31, 1995:

                                       QUEST FOR                         SMALL
                                         VALUE        OPPORTUNITY    CAPITALIZATION
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.083 $ 0.040 $ 0.117 $ 0.326     --      --
  Class B..........................    0.074   0.031   0.117   0.313     --      --
  Class C..........................    0.081   0.033   0.117   0.312     --      --
NET REALIZED GAINS:
  Class A..........................  $ 0.828 $ 0.469 $ 0.614 $ 0.219 $ 0.415 $ 1.331
  Class B..........................    0.828   0.469   0.614   0.219   0.415   1.331
  Class C..........................    0.828   0.469   0.614   0.219   0.415   1.331

                                       GROWTH AND         U.S.         INVESTMENT
                                         INCOME        GOVERNMENT       QUALITY
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.289 $ 0.319 $ 0.639 $ 0.593 $ 0.707 $ 0.680
  Class B..........................    0.242   0.265   0.562   0.510   0.646   0.609
  Class C..........................    0.209   0.261   0.549   0.509   0.643   0.608
NET REALIZED GAINS:
  Class A..........................  $ 0.422 $ 1.669     --  $ 0.213     --  $ 0.069
  Class B..........................    0.422   1.669     --    0.213     --    0.069
  Class C..........................    0.422   1.669     --    0.213     --    0.069
TAX RETURN OF CAPITAL:
  Class A..........................      --      --  $ 0.013     --      --      --
  Class B..........................      --      --    0.013     --      --      --
  Class C..........................      --      --    0.013     --      --      --

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    During the year ended October 31, 1995, U.S. Government wrote covered options and Small Capitalization and Investment Quality entered into futures contracts in order to hedge their existing portfolio securities against fluctuations in value. Written options and futures contracts involve elements of market risk in excess of the amounts reflected in the fund's Statements of Assets and Liabilities. A fund, as a writer of an option, has no control over whether the option is exercised. The underlying security may be sold and, as a result, a fund bears the market risk of an unfavorable change in the price of the security underlying the written option. For futures contracts, the contract amount reflects the extent of a fund's exposure to off balance sheet risk. Written options and futures contracts also have elements of credit risk; i.e. the risk that the counterparty may not perform. If the option or futures contracts are traded through a regulated exchange, the counterparty risk is generally eliminated since the exchange interposes itself into the transaction. If, however, the option or futures contracts are traded in the over-the-counter market, counterparty risk can exist.

9. NET CAPITAL LOSS CARRYOVERS

    For the fiscal year ended October 31, 1995, Growth and Income will utilize $188,067 of net capital loss carryovers. Growth and Income has net capital loss carryovers of $233,749 of which $177,811 and $55,938 will be available, to the extent provided by regulations, to offset future net capital gains realized through the fiscal years ending 1996 and 2000, respectively. However, due to the acquisition of the Unified Income Fund and the Unified Mutual Shares Fund in 1992, the loss carryovers are further limited by IRC Section 382 to $188,067 annually. As a result, Growth and Income had $370,083 of net capital loss carryover expire on October 31, 1995 which is no longer available for future periods. In addition, U.S. Government, at October 31, 1995, had a net capital loss carryover of $8,145,977 available, to the extent provided by regulations, to offset future net capital gains realized before the end of fiscal year 2003. Also at October 31, 1995, Investment Quality had a net capital loss carryover of $1,854,362 of which $952,880 and $901,482 will be available to offset future net capital gains realized through the fiscal years ending 2002 and 2003, respectively. To the extent that the capital loss carryovers are used to offset future net capital gains, it is probable that the gains so offset will not be distributed to shareholders.

10. SUBSEQUENT EVENTS

    (a) On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with Oppenheimer Management Corporation ("OMC") which resulted in the sale to OMC of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of the management agreements and other contracts relating to certain Quest for Value Funds and the use of the name "Quest for Value". As part of the transaction, certain former Quest for Value Funds, including the Quest for Value Fund and the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund and the Officers Fund, portfolios of the Quest for Value Family of Funds, have entered into an investment advisory agreement with OMC and OMC has entered into a sub-advisory agreement with OpCap Advisors with respect to each of such funds. Pursuant to the transaction, the U.S. Government Income Fund, the Investment Quality Income Fund, the National Tax-Exempt Fund, the California Tax-Exempt Fund and the New York Tax-Exempt Fund were merged, as part of a tax-free reorganization, into the Oppenheimer U.S. Government Trust, the Oppenheimer Bond Fund, the Oppenheimer Tax-Free Bond Fund, the Oppenheimer California Tax-Exempt Fund and the Oppenheimer New York Tax-Exempt Fund, respectively.

    (b) On November 22, 1995, U.S. Government and Investment Quality paid the following per share net investment income dividends to shareholders of record on the close of business November 22, 1995:

                                CLASS   CLASS   CLASS
                                  A       B       C
                                ------  ------  ------
U.S. Government                 $0.0352 $0.0302 $0.0298
Investment Quality               0.0384  0.0345  0.0343

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 12.59        $  0.12      $  2.71      $  2.83      ($ 0.08)     ($ 0.83)     ($ 0.91)
  1994                               12.51           0.09         0.50         0.59        (0.04)       (0.47)       (0.51)
  1993                               11.71           0.05         1.34         1.39        (0.05)       (0.54)       (0.59)
  1992                               10.61           0.04         1.77         1.81        (0.07)       (0.64)       (0.71)
  1991                                7.84           0.09         2.84         2.93        (0.16)          --        (0.16)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               12.53           0.05         2.69         2.74        (0.07)       (0.83)       (0.90)
  1994                               12.51           0.02         0.50         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.14)       (0.15)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               12.52           0.04         2.70         2.74        (0.08)       (0.83)       (0.91)
  1994                               12.50           0.01         0.51         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.15)       (0.16)          --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $14.51       24.74%      $282,615     1.68%(1)       0.90%(1)        36%
  1994                         12.59        5.01%       238,085     1.71%          0.72%           49%
  1993                         12.51       12.27%       245,320     1.75%          0.40%           27%
  1992                         11.71       18.45%       142,939     1.75%          0.53%           41%
  1991                         10.61       37.94%        79,914     1.83%          1.06%           48%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         14.37       24.08%        38,557     2.21%(1)       0.36%(1)        36%
  1994                         12.53        4.43%        14,373     2.24%          0.14%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.51       (1.19%)        2,015     2.27%(5)      (1.19%)(5)       27%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         14.35       24.10%        10,140     2.26%(1)       0.31%(1)        36%
  1994                         12.52        4.45%         3,581     2.28%          0.09%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.50       (1.26%)          221     2.27%(5)      (0.90%)(5)       27%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $257,239,913, $25,392,617 AND $6,711,023, RESPECTIVELY.

Opportunity Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 19.69        $  0.23      $  5.40      $  5.63      ($ 0.12)     ($ 0.61)     ($ 0.73)
  1994                               18.71           0.18         1.35         1.53        (0.33)       (0.22)       (0.55)
  1993                               16.73           0.35         2.02         2.37        (0.07)       (0.32)       (0.39)
  1992                               14.29           0.09         2.93         3.02        (0.03)       (0.55)       (0.58)
  1991                                9.74           0.03         4.78         4.81        (0.23)       (0.03)       (0.26)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               19.59           0.11         5.36         5.47        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.34         1.42        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               19.58           0.08         5.38         5.46        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.33         1.41        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $24.59       29.88%      $367,240     1.69%(1)       1.02%(1)        21%
  1994                         19.69        8.41%       163,340     1.78%          0.96%           42%
  1993                         18.71       14.34%       127,225     1.83%          2.69%           24%
  1992                         16.73       21.93%        40,563     2.27%          0.72%           32%
  1991                         14.29       50.44%         8,446     2.35%(2)       0.30%(2)        88%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         24.33       29.19%       217,663     2.21%(1)       0.48%(1)        21%
  1994                         19.59        7.84%        43,317     2.34%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)        2,115     2.52%(5)       1.32%(5)        24%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         24.31       29.16%        49,608     2.31%(1)       0.37%(1)        21%
  1994                         19.58        8.06%         7,289     2.35%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)          313     2.52%(5)       1.13%(5)        24%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $251,625,672, $116,522,609 AND $24,167,608, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 16.33        $  0.11      $  1.29      $  1.40      $    --      ($ 0.42)     ($ 0.42)
  1994                               17.68          (0.03)        0.01        (0.02)          --        (1.33)       (1.33)
  1993                               14.60          (0.04)        4.26         4.22           --        (1.14)       (1.14)
  1992                               13.52             --         1.50         1.50           --        (0.42)       (0.42)
  1991                                8.80          (0.05)        4.85         4.80        (0.08)          --        (0.08)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               16.24           0.02         1.27         1.29           --        (0.42)       (0.42)
  1994                               17.66          (0.11)        0.02        (0.09)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.49         0.47           --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               16.23           0.01         1.29         1.30           --        (0.42)       (0.42)
  1994                               17.67          (0.13)        0.02        (0.11)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.50         0.48           --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $17.31        8.82%      $116,307     1.80%(1)       0.67%(1)        76%
  1994                         16.33        0.04%      120,102      1.88%         (0.14%)          67%
  1993                         17.68       30.21%      104,898      1.89%         (0.36%)          74%
  1992                         14.60       11.60%       39,693      2.11%         (0.04%)          95%
  1991                         13.52       55.01%       20,686      2.25%(2)      (0.41%)(2)      103%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.17%       23,440      2.37%(1)       0.09%(1)        76%
  1994                         16.24       (0.39%)      16,144      2.48%         (0.70%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.66        2.73%        1,754      2.57%(5)      (1.15%)(5)       74%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.24%        9,068      2.38%(1)       0.08%(1)        76%
  1994                         16.23       (0.51%)       3,344      2.59%         (0.81%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.67        2.79%          235      2.57%(5)      (1.20%)(5)       74%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $119,440,010, $20,105,476 AND $6,113,900, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.

Growth and Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.09        $  0.27      $  1.27      $  1.54      ($ 0.29)     ($ 0.42)     ($ 0.71)
  1994                               11.24           0.32         0.55         0.87        (0.32)       (1.70)       (2.02)
  1993                               10.80           0.30         0.73         1.03        (0.26)       (0.33)       (0.59)
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992                10.00(3)        0.28         0.80         1.08        (0.28)          --        (0.28)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.19         1.28         1.47        (0.24)       (0.42)       (0.66)
  1994                               11.23           0.25         0.56         0.81        (0.27)       (1.70)       (1.97)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.15         1.30         1.45        (0.21)       (0.42)       (0.63)
  1994                               11.23           0.24         0.56         0.80        (0.26)       (1.70)       (1.96)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $10.92       16.35%      $37,082      1.99%(1,2)     2.60%(1,2)     130%
  1994                         10.09        8.64%       30,576      1.86%(2)       3.16%(2)       113%
  1993                         11.24        9.93%       28,466      1.90%(2)       2.66%(2)       192%
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992          10.80       10.84%        8,057      2.23%(2,5)     2.73%(2,5)      77%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         10.88       15.65%        7,623      2.59%(1,2)     1.71%(1,2)     130%
  1994                         10.07        7.96%        2,928      2.47%(2)       2.53%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          319      2.49%(2,5)     1.83%(2,5)     192%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         10.89       15.38%        1,828      2.88%(1,2)     1.39%(1,2)     130%
  1994                         10.07        7.91%          455      2.62%(2)       2.39%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          102      2.49%(2,5)     2.18%(2,5)     192%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995 FOR CLASSES A, B, AND C WERE $33,396,923, $4,845,598 AND $967,910, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.02% AND 2.57%, RESPECTIVELY, FOR THE YEAR ENDED OCOTBER 31, 1995, 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.57% AND 1.73%, RESPECTIVELY, FOR CLASS B AND 2.84% AND 1.43%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
 FINANCIAL  HIGHLIGHTS  (FOR  A   SHARE  OUTSTANDING  THROUGHOUT  EACH   PERIOD)
   (CONTINUED)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net       Tax
                                     Value,       Investment    (Loss)        from       from Net     Realized      return
                                   Beginning       Income         on        Investment   Investment   Gain on         of
                                   of Period       (Loss)      Investments  Operations    Income      Investments  Capital
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.79        $  0.64      $  0.49      $  1.13      ($ 0.64)     $    --      ($ 0.01)
  1994                               12.08           0.59        (1.08)       (0.49)       (0.59)       (0.21)          --
  1993                               11.92           0.65         0.35         1.00        (0.68)       (0.16)          --
  1992                               11.80           0.74         0.18         0.92        (0.74)       (0.06)          --
  1991                               11.35           0.85         0.61         1.46        (0.86)       (0.15)          --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.56         0.49         1.05        (0.56)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.55         0.49         1.04        (0.55)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --


                                                                                                     RATIOS
                                                                                       -----------------------------------
                                                                                       Ratio of
                                                                                          Net         Ratio of
                                                                                       Operating         Net
                                                    Net                      Net       Expenses      Investment
                                                   Asset                    Assets        to           Income
                                    Total         Value,                    End of      Average        (Loss)        Portfolio
                                Dividends and     End of       Total        Period        Net        to Average      Turnover
                                Distributions     Period      Return*      (000's)      Assets       Net Assets      Rate
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.65)        $11.27       10.78%      $102,718     1.26%(1)       5.81%(1)       245%
  1994                              (0.80)         10.79       (4.15%)      123,257     1.20%(2)       5.19%(2)       126%
  1993                              (0.84)         12.08        8.55%       189,091     1.15%(2)       5.33%(2)       315%
  1992                              (0.80)         11.92        7.98%       151,197     1.15%(2)       6.26%(2)       207%
  1991                              (1.01)         11.80       13.40%        82,400     1.15%(2)       7.24%(2)       309%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.57)         11.27       10.01%         9,641     1.94%(1)       5.04%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        6,813     1.92%(2)       4.53%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.29%         1,286     1.85%(2,5)     3.07%(2,5)     315%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.56)         11.27        9.89%         2,883     2.06%(1)       4.91%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        1,224     1.94%(2)       4.57%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.34%           141     1.85%(2,5)     3.89%(2,5)     315%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $114,946,501, $9,210,406 AND $1,823,599, RESPECTIVELY.
(2) DURING THE PERIODS NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.23% AND 5.16%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.20% AND 5.28%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.17% AND 6.24%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 1.46% AND 6.93%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.93% AND 4.52%, RESPECTIVELY, FOR CLASS B AND 1.95% AND 4.56%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 1.96% AND 2.96%, ANNUALIZED, RESEPCTIVELY, FOR CLASS B AND 1.96% AND 3.78%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.

Investment Quality Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $  9.67        $  0.71      $  1.21      $  1.92      ($ 0.71)     $    --      $    --
  1994                               11.49           0.68        (1.75)       (1.07)       (0.68)       (0.07)          --
  1993                               10.36           0.68         1.19         1.87        (0.68)       (0.06)          --
  1992                               10.06           0.80         0.30         1.10        (0.80)          --           --
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991                10.00(3)        0.71         0.06         0.77        (0.71)          --           --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.65         1.21         1.86        (0.65)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.08        (0.03)        0.05        (0.08)          --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.64         1.21         1.85        (0.64)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.09        (0.03)        0.06        (0.09)          --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.71)        $10.88       20.49%      $ 45,078     1.44%(1,2)     6.90%(1,2)       8%
  1994                              (0.75)          9.67       (9.61%)       46,922     1.29%(2)       6.47%(2)        33%
  1993                              (0.74)         11.49       18.64%        61,288     1.20%(2)       6.07%(2)        12%
  1992                              (0.80)         10.36       11.21%        29,701     0.95%(2)       7.62%(2)        18%
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991               (0.71)         10.06        8.11%        17,235     0.82%(2,5)     8.25%(2,5)      19%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.65)         10.88       19.78%        13,134     2.03%(1,2)     6.15%(1,2)       8%
  1994                              (0.68)          9.67      (10.22%)        6,605     1.92%(2)       5.85%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.08)         11.49        0.45%         1,468     1.84%(2,5)     3.68%(2,5)      12%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.64)         10.88       19.72%         3,977     2.08%(1,2)     6.18%(1,2)       8%
  1994                              (0.68)          9.67      (10.23%)        2,583     1.90%(2)       6.01%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         11.49        0.55%           101     1.84%(2,5)     4.83%(2,5)      12%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $45,868,837, $9,544,915 AND $3,229,501, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A PORTION OF ITS FEES AND ASSUMED A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND ASSUMPTIONS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.52% AND 6.82%,
    RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1995, 1.59% AND 6.71%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.50% AND 5.77%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.72% AND 6.85%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 2.11% AND 6.96%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 18, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET AASETS WOULD HAVE BEEN 2.09% AND 6.09%, RESPECTIVELY, FOR CLASS B AND 2.15% AND 6.11%, RESPECTIVELY FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.23% AND 5.54%, RESPECTIVELY, FOR CLASS B AND 2.21% AND 5.70%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.07% AND 3.45%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.06% AND 4.61%, ANNUALIZED, RESPECTIVELY, FOR CLASS C FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                Appendix A

                          DESCRIPTION OF RATINGS

Bond Ratings

-- Moody's Investors Service, Inc.

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

-- Standard & Poor's Corporation

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

-- Fitch Investors Service, Inc.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Short-Term Debt Ratings.

-- Moody's Investors Service, Inc. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

-- Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated
"A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

-- Fitch Investors Service, Inc. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

-- Duff & Phelps, Inc.   The following ratings are for commercial
paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

-- IBCA Limited or its affiliate IBCA Inc.   Short-term ratings,
including commercial paper (with maturities up to 12 months), are as follows:

A1+: Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

-- Thomson BankWatch, Inc. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                Appendix B

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
                                    B-1

Oppenheimer Quest Opportunity Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Advisor
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036





prosp\q236sai

                  OPPENHEIMER QUEST SMALL CAP VALUE FUND
                 Supplement dated February 15, 1996 to the
                    Prospectus dated February 15, 1996

The Prospectus is changed as follows:

   In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares," (2) sales of Class B shares described in "Distribution and Service Plan for Class B Shares," or (3) sales of Class C shares described in "Distribution and Service Plan for Class C Shares," the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for Class A, B and C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be .75% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $1 million or more and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

   "Qualifying transactions" are sales of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and tax-exempt funds) for (1) new Individual Retirement Accounts ("IRAs"), using the OppenheimerFunds prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the IRA is established and the purchase payment is received during the period from January 1, 1996 through April 15, 1996 (the "promotion period") or, (2) IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the purchase payment is received during the
promotion period.   "Qualifying transactions" also include
purchases of shares of Oppenheimer funds for existing OppenheimerFunds or A.G. Edwards & Sons, Inc. prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover from an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds. To qualify, the payment for the shares purchased for a rollover to an OppenheimerFunds prototype IRA or for a rollover, direct rollover or trustee-to-trustee transfer to an A.G. Edwards
& Sons, Inc. prototype IRA must be received during the promotion period, or the acceptance of a direct rollover or trustee-to-trustee transfer to an OppenheimerFunds prototype IRA must be acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing OppenheimerFunds account.

February 15, 1996                                                PS0251.003

OPPENHEIMER
QUEST SMALL CAP
VALUE FUND
Prospectus dated February 15, 1996


Oppenheimer Quest Small Cap Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market
capitalizations under $1 billion.   In an uncertain investment
environment, the Fund may stress defensive investment methods. Please refer to "Investment Policies and Strategies" for more information about the types of securities in which the Fund invests, its investment methods and the risks of investing in the Fund.

   This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the February 15, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                    (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

      A B O U T  T H E  F U N D
3     Expenses
5     A Brief Overview of the Fund
7     Financial Highlights
10    Investment Objective and Policies
16    How the Fund is Managed
18    Performance of the Fund


      A B O U T  Y O U R  A C C O U N T
22    How to Buy Shares
      Class A Shares
      Class B Shares
      Class C Shares

34    Special Investor Services
      AccountLink
      Automatic Withdrawal and Exchange Plans
      Reinvestment Privilege
      Retirement Plans

36    How to Sell Shares
      By Mail
      By Telephone

38    How to Exchange Shares

39    Shareholder Account Rules and Policies

41    Dividends, Capital Gains and Taxes

A-1        Appendix A: Special Sales Charge Arrangements for
           Shareholders of the Fund who were Shareholders of the Former Quest for Value Funds

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear
indirectly.   The numbers below are based on the Fund's expenses
during its last fiscal year ended October 31, 1995.

      -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account" from pages 22 through 43 for an explanation of how and when these charges apply.

                               Class A    Class B            Class C
                               Shares     Shares             Shares
----------------------------------------------------------------------
Maximum Sales                  5.75%      None               None
Charge on Purchases
(as a % of offering price)
----------------------------------------------------------------------
Sales Charge on                None       None               None
Reinvested Dividends
----------------------------------------------------------------------
Deferred Sales Charge          None(1)    5% in the first    1.0% if
(as a % of the lower of the               year, declining    shares are
original purchase price or                to 1% in the       redeemed
redemption proceeds)                      sixth year and     within 12
                                          eliminated         months of
                                          thereafter(2)      purchase(2)
----------------------------------------------------------------------
Exchange Fee                   None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans), in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares. See "How to Buy Shares - Buying Class A Shares," below. Class A shares of the Fund purchased without an initial sales charge on or before November 24, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.
(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares," below, for more information on the contingent deferred sales charges.

 -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses of operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc.(which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements included in the Statement of Additional Information.

 The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1995. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that class), and a distribution fee of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees of 0.25% of average annual net assets of the class, and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

 The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                           Class A      Class B     Class C
                           Shares       Shares      Shares
------------------------------------------------------------
Management Fees            1.00%        1.00%       1.00%
------------------------------------------------------------
12b-1 Distribution
Plans Fees                 0.50%        1.00%       1.00%
------------------------------------------------------------
Other Expenses             0.30%        0.37%       0.38%
------------------------------------------------------------
Total Fund
Operating Expenses         1.80%        2.37%       2.38%

 -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

               1 year    3 years    5 years    10 years(1)
-------------------------------------------------------------
Class A Shares $75       $111       $149       $257
Class B Shares $74       $104       $147       $244
Class C Shares $34       $74        $127       $272

 If you did not redeem your investment, it would incur the following expenses:

               1 year    3 years    5 years    10 years(1)
------------------------------------------------------------
Class A Shares $75       $111       $149       $257
Class B Shares $24       $74        $127       $244
Class C Shares $24       $74        $127       $272

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy
Shares - Buying Class B Shares" for more information.

 These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

 Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

 -- What is the Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion.

 -- What does the Fund Invest In? The Fund emphasizes investments in equity securities of companies the Fund believes have favorable stock prices in relation to their book values and/or sales, and in equity securities of companies the Fund believes have limited operating leverage and/or financial leverage. The Fund may assume a temporary defensive position when appropriate to do so by investing in money market instruments, as defined on page 10 under "Investment Policies and Strategies." These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page 10.

 -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $40 billion in assets. The Manager handles the day-to-day business of the Fund. The Fund also has a sub-adviser, OpCap Advisors (the "Sub-Adviser") which is responsible for choosing the Fund's investments. The Manager is paid an advisory fee by the Fund. The Manager, not the Fund, pays the Sub-Adviser. The Fund has two portfolio managers, Ms. Jenny Beth Jones and Mr. Louis Goldstein, who are employed by the Sub-Adviser and are primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio managers. Please refer to "How the Fund is Managed" starting on page 16 for more information about the Manager, the Sub-Adviser and their fees.

 -- How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. Investments in small cap issuers involve certain risks. See "Stock Investment Risks" on page 10. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

 Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and may disproportionately affect their market price. This will tend to make the price of smaller capitalization companies rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

 -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through OppenheimerFunds Distributor, Inc. (the
"Distributor") by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 22 for more details.

 -- Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 22 for more details, including a discussion about which class may be appropriate for you.

 -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page
36. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 38.

 -- How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices, which we have done on pages 20 and 21. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended October 31, 1995, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS               CLASS A
                                   ---------------------------------------------------------------------------------------
                                                                                                                PERIOD
                                                                                                                ENDED
                                   YEAR ENDED OCTOBER 31,                                                       OCT. 31,
                                   1995           1994        1993        1992          1991         1990       1989(2)
==========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                 $16.33        $17.68      $14.60      $13.52        $8.80       $10.91      $10.00(3)
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income
(loss)(4)                              .11          (.03)       (.04)         --         (.05)         .07         .08
Net realized and unrealized
gain (loss) on investments            1.29           .01        4.26        1.50         4.85        (2.04)        .83
                                  --------        ------      ------      ------        ------      -------      ------
Total income (loss) from
investment operations                 1.40          (.02)       4.22        1.50         4.80        (1.97)        .91

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                       --            --          --          --         (.08)        (.08)         --
Distributions from
net realized
gain on investments                   (.42)        (1.33)      (1.14)       (.42)          --         (.06)         --
                                  --------        ------      ------      ------        ------      -------      ------
Total dividends
and distributions
to shareholders                       (.42)        (1.33)      (1.14)       (.42)        (.08)        (.14)         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $17.31        $16.33      $17.68      $14.60       $13.52        $8.80      $10.91
                                  ========      ========    ========    ========     ========      ========    ========
==========================================================================================================================
TOTAL RETURN, AT
NET ASSET VALUE(5)                    8.82%          .04%      30.21%      11.60%       55.01%      (18.33)%      9.10%

==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)             $116,307      $120,102    $104,898     $39,693      $20,686       $1,880      $2,085
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)           .67%(6)      (.14)%      (.36)%      (.04)%       (.41)%(7)     .71%(7)    1.34%(7,8)
Expenses                              1.80%(6)      1.88%       1.89%       2.11%        2.25%(7)     2.00%(7)    1.74%(7,8)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)            76.0%         67.0%       74.0%       95.0%       103.0%        18.0%       32.0%

FINANCIAL HIGHLIGHTS                  CLASS B                                CLASS C
                                      ---------------------------------      ---------------------------------
                                                               PERIOD                                 PERIOD
                                                               ENDED                                  ENDED
                                      YEAR ENDED OCTOBER 31,   OCT. 31,      YEAR ENDED OCTOBER 31,   OCT. 31,
                                      1995          1994       1993(1)       1995         1994        1993(1)
==============================================================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                   $16.24       $17.66      $17.19(3)      $16.23      $17.67     $17.19(3)
--------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income
(loss)(4)                                .02         (.11)       (.02)           .01        (.13)      (.02)
Net realized and unrealized
gain (loss) on investments              1.27          .02         .49           1.29         .02        .50
                                      ------       ------      ------         ------      ------     ------
Total income (loss) from
investment operations                   1.29         (.09)        .47           1.30        (.11)      (.48)

--------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                         --           --         --              --          --         --
Distributions from
net realized
gain on investments                     (.42)       (1.33)        --            (.42)      (1.33)        --
                                      ------       ------      ------         ------      ------     ------
Total dividends
and distributions
to shareholders                         (.42)       (1.33)        --            (.42)      (1.33)        --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.11       $16.24      $17.66         $17.11      $16.23     $17.67
                                      ======       ======      ======         ======      ======     ======
==============================================================================================================
TOTAL RETURN, AT
NET ASSET VALUE(5)                      8.17%        (.39)%      2.73%          8.24%       (.51)%     2.79%

==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)                $23,440      $16,144      $1,754         $9,068      $3,344       $235
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)             .09%(6)     (.70)%     (1.15)%(8)       .08%(6)    (.81)%    (1.20)%(8)
Expenses                                2.37%(6)     2.48%       2.57%(8)       2.38%(6)    2.59%      2.57%(8)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)              76.0%        67.0%       74.0%          76.0%       67.0%      74.0%

1. Initial offering of Class B and Class C shares. For the period from September 2, 1993 (inception of offering) to October 31, 1993.
2. For the period from January 1, 1989 (commencement of operations) to October 31, 1989.
3. Offering price.
4. Based on average shares outstanding for the period.
5. Assumes reinvestment of all dividends and distributions, but does not reflect deductions for sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year.
6. Average net assets for the year ended October 31, 1995, for Classes A, B, and C were $119,440,010, $20,105,476 and $6,113,900, respectively.
7. During the periods noted above, the former Adviser voluntarily waived all or a portion of its fees and assumed some operating expenses of the Fund. Without such waivers and assumptions, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been, respectively: Class A shares--(1.43)% and 3.27% for the year ended 10/31/91, (3.11)% and 5.82% for the year ended 10/31/90 and (3.19)% and 6.27%
(annualized) for the period 1/1/89 (commencement of operations) to 10/31/89.
8. Annualized.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $92,530,292 and $99,613,323, respectively.

Investment Objective and Policies

Objective. The Fund seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion.

Investment Policies and Strategies. The Fund's investment approach will attempt to identify securities of companies the Fund believes have favorable stock prices in relation to their book values and/or sales, and securities of companies which have limited operating leverage and/or limited financial leverage. Operating leverage generally refers to a company's sensitivity to changes in the general economy. Financial leverage generally refers to a company's ratio of debt to assets, or cost of debt service to income.

 To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities, and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). As a non-fundamental policy, the Fund may also invest up to 5% of its total assets in "lower-grade" debt securities. "Lower grade" debt securities (commonly known as "junk bonds") are rated below investment grade, which means that have a rating lower than "Baa" by Moody's Investors Service, Inc. or lower than "BBB" by Standard & Poor's Corporation, or similar rating by other rating organizations, or, if unrated, determined by the Sub-Adviser to be of comparable quality to securities rated below investment grade. The Fund does not intend to invest in debt securities that are in default.

 For temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments. At any time that the Fund invests in money market instruments for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

 -- Can the Fund's Investment Objective and Policies Change?
The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those policies. Except as indicated, the investment objective and policies described above are fundamental policies.

 Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

 -- Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is generally less than that of larger capitalization companies and thus may disproportionately affect their market price, causing their price to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. These market risks will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

 The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Because changes in market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

 -- Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. The Fund may buy securities in any country, including emerging market countries. The Fund presently intends that its purchases of securities issued by emerging market countries or by companies located in those countries, if any, will be limited to 5% of its total assets. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

 Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled to varying degrees. In the past, securities in emerging countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

 -- Warrants and Rights. The Fund may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time.

 -- Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in short-term trading to try to achieve its objective. It is anticipated that the Fund's annual portfolio turnover rate will not exceed 100%. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify, as a "regulated investment company" under the Internal Revenue Code, for tax deductions for dividends and capital gain distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although there is no guarantee that it will qualify.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and Strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

 -- Temporary Defensive Investments. In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in money market instruments of the type identified on page __ under "Investment Policies and Strategies."

 -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

 -- Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for cash liquidity purposes.
In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to the Fund's limitations on investments in illiquid and restricted securities, discussed below.

 -- Illiquid Securities. Under the policies established by the Board of Trustees, the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. As a fundamental policy, the Fund will not invest more than 10% of its total assets in illiquid securities. Restricted securities are considered illiquid securities for purposes of this restriction.
A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

 -- Loans of Portfolio Securities. To attempt to increase its total return, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees.
Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 10% of the Fund's total
assets.   There are some risks in connection with securities
lending. The Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

 -- Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on securities, futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

 The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market.

 Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

 - Futures. The Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures) or foreign currencies (these are called Forward Contracts). The Fund will not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and related option premiums would not exceed 5% of the Fund's total assets.

 - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the automated quotation system of NASDAQ, or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options.

 The Fund may buy calls on securities, broadly-based stock indices, or Stock Index Futures. The Fund may buy calls to terminate its obligation on a call the Fund previously wrote.

 The Fund may write (that is, sell) covered call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

 The Fund may purchase and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities the Fund owns, broadly-based stock indices or Stock Index Futures. The Fund may write puts on broadly-based stock indices or Stock Index Futures, but only if those puts are covered by segregated liquid assets.

 - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

 Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

Other Investment Restrictions.

 The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

 - With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer;

 - Purchase more than 10% of any class of security of any issuer (other than the U.S. Government or any of its agencies of instrumentalities), with all outstanding debt securities and all preferred stock of an issuer each being considered as one class;

 - Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry);

 - Borrow money in excess of 10% of the value of the Fund's total assets; the Fund may borrow only from banks and only as temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the Fund's total assets;

 - Invest more than 10% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options; and

 - Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years continuous operation.

 Notwithstanding the above restriction on illiquid securities, the Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid, provided that the Sub-Advisor, under guidelines established by the Fund's Board of Trustees, determines that an adequate trading market exists for that security.

 The Fund has undertaken, in connection with the qualification of its shares for sale in certain states, to limit investments in restricted securities to 5% of its total assets excluding restricted securities that may be resold to "qualified institutional buyers". This undertaking will terminate if the Fund ceases to qualify its shares for sale in those states, or if the applicable state rules or regulations are amended.

 All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of four portfolios of Oppenheimer Quest For Value Funds, an open-end management investment company organized as a Massachusetts business trust in April, 1987. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

 The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right under certain circumstances to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

 The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager. The Fund is managed by the Manager, OppenheimerFunds, Inc., which supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

 The Manager has operated as an investment adviser since 1959.
The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

The Sub-Adviser. The Manager has retained OpCap Advisors (the "Sub-Adviser") to provide day-to-day portfolio management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by OpCap Advisors. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

 Prior to November 22, 1995, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective November 22, 1995, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective November 22, 1995: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

 -- Portfolio Managers. The portfolio managers of the Fund are Ms. Jenny Beth Jones, Senior Vice President of Oppenheimer Capital, and Mr. Louis Goldstein, Vice President of Oppenheimer Capital.
Ms. Jones has been a portfolio manager of the Fund since 1990, and Mr. Goldstein has been a portfolio manager of the Fund since January, 1995.

 -- Fees and Expenses.  Under the Investment Advisory
Agreement, the Fund pays the Manager an annual fee based on the Fund's daily net assets, as follows: 1% of the first $400 million of net assets, .90% of the next $400 million, and .85% of net assets over $800 million. This management fee is higher than that paid by most other investment companies. The Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund.

 The Manager pays OpCap Advisors an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

 OpCap Advisors may select its affiliate, Oppenheimer & Co.,
Inc. ("Opco"), a registered broker-dealer, to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Fund. Further information about the Fund's brokerage policies and practices is set forth in "Brokerage Policies of the Fund" in the Statement of Additional Information.

Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent for the Fund is OppenheimerFunds Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee and other accounts for which Unified Management Corporation is the dealer of record.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

 It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

 -- Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

 When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period (or less) for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion of the Fund's performance during its last fiscal year ended October 31, 1995, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices. Prior to November 22, 1995, the Fund was known as Quest for Value Small Capitalization Fund, and the Sub-Adviser was the Fund's investment manager.

 -- Management's Discussion of Performance. During the Fund's fiscal year ended October 31, 1995, common stocks of smaller companies generally increased in value, but at a less rapid rate than larger capitalization issues. The Fund underperformed the small-cap market for two main reasons: it was underweighted in high-technology and financial service company stocks, the small-cap market's strongest sectors during the period, and it held above-average cash reserves through most of the year in a rising market. The Sub-Adviser invests relatively conservatively in the small-cap sector, seeking to preserve capital and achieve growth by purchasing the shares of companies believed by the Sub-Adviser to be undervalued with established operating histories, excellent balance sheets and cash flow, and skilled, experienced management. Therefore, in a rising market, the Fund may not perform as dramatically as funds that invest in more speculative issues.

 -- Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1995. In the case of Class A shares, performance is measured from the commencement of operations on January 3, 1989, and in the case of Class B and Class C shares, from inception of those classes on September 1, 1993.

 The Fund's performance is compared to the performance of the Russell 2000 Index. The Russell 2000 Index is an index of the 2000 smallest securities in the Russell 3000 Index with market values ranging from $25 million to $275 million. These securities represent approximately 7% of the Russell 3000 total market capitalization.

 Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs below shows the effect of taxes. Moreover, index performance data does not reflect any assessment of the risk of the investments included in the index. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

                  Oppenheimer Quest Small Cap Value Fund
                       Comparison of Change in Value
                    of $10,000 Hypothetical Investments
                 in Oppenheimer Quest Small Cap Value Fund
                        and the Russell 2000 Index

                                  [Graph]

         Past Performance is not predictive of future performance.

                  Oppenheimer Quest Small Cap Value Fund

Average Annual Total Returns of the Fund at 10/31/95
----------------------------------------------------

Class A Shares(1)
-----------------
 1-Year         5-Year         Life
 ------         ------         ----
 2.56%          18.23%         11.15%

Class B Shares(2)
-----------------
 1-Year         Life
 ------         ----
 3.17%          3.49%

Class C Shares(3)
-----------------
 1-Year         Life
 ------         ----
 7.24%          4.81%

---------------------
Total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions.

(1) The commencement of operations of the Fund (Class A shares) was 1/1/89. Class A returns are shown net of the current applicable 5.75% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 9/01/93. Returns are shown net of the applicable 5% and 3% contingent deferred sales charge, respectively, for the 1-year period and life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
(3) Class C shares of the Fund were first publicly offered on 9/01/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge.


About Your Account

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

 -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge in an amount that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to November 24, 1995 will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus. Sales charges are described in "Buying Class A Shares" below.

 -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

 -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C
Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

 In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

 The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

 -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

 Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

 However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

 And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

 Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

 Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

 -- Are There Differences in Account Features That Matter to
You? Because some account features may not be available for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

 -- How Does It Affect Payments to My Broker? A salesperson, such as a broker or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

 With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

 Under pension and profit-sharing plans and Individual
Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset
Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

 There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

 -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

 -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

 -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

 -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

 Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

 -- Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

 -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

 If you buy shares through a dealer, the dealer must receive your order by the close of business of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                         Front-End Sales Charge   Commission
                           As a Percentage of     as Percentage
                         Offering     Amount      of Offering
Amount of Purchase       Price        Invested    Price
----------------------------------------------------------------
Less than $25,000        5.75%        6.10%       4.75%
----------------------------------------------------------------
$25,000 or more but
less than $50,000        5.50%        5.82%       4.75%
----------------------------------------------------------------
$50,000 or more but
less than $100,000       4.75%        4.99%       4.00%
----------------------------------------------------------------
$100,000 or more but
less than $250,000       3.75%        3.90%       3.00%
----------------------------------------------------------------
$250,000 or more but
less than $500,000       2.50%        2.56%       2.00%
----------------------------------------------------------------
$500,000 or more but
less than $1 million     2.00%        2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

 -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

 - Purchases aggregating $1 million or more, or

 - Purchases by an OppenheimerFunds prototype 401(k) plan that:
(1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

 Shares of any class of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class
A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

 If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to November 24, 1995 will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

 In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

 No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares.

 -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

 -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

 Additionally, you can add together current purchases of Class
A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

 -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

 -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below.
There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

 - the Manager or its affiliates;

 - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced
Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

 - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

 - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

 - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

 - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares) and (2) to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

 - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

 - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

 - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

 - any unit investment trust that has entered into an appropriate agreement with the Distributor;

 - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

 - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

 Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

 - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

 - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

 - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

 - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

 - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

 Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

 - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including
OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

 - to return excess contributions made to Retirement Plans;

 - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

 - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

 - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

 - for distributions from OppenheimerFunds prototype 401(k)
plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

 -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

 Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

 The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                    Contingent Deferred Sales Charge
Beginning of Month In Which    on Redemptions in that Year
Purchase Order was Accepted    (As % of Amount Subject to Charge)
----------------------------------------------------------------
0 - 1                     5.0%
----------------------------------------------------------------
1 - 2                     4.0%
----------------------------------------------------------------
2 - 3                     3.0%
----------------------------------------------------------------
3 - 4                     3.0%
----------------------------------------------------------------
4 - 5                     2.0%
----------------------------------------------------------------
5 - 6                     1.0%
----------------------------------------------------------------
6 and following           None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

 -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

 -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

 -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

 To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

 -- Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

 Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class
C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

 The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

 The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The total commission paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B C shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

 The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. The total commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

      If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate, before the Plan was terminated.

 -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

 Waivers for Redemptions in Certain Cases.  The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

 - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

 - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

 - returns of excess contributions to Retirement Plans;

 - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

 - shares redeemed involuntarily, as described in "Shareholder
Account Rules and Policies," below; or

 - distributions from OppenheimerFunds prototype 401(k) plans:
(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

 Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

 - shares sold to the Manager or its affiliates;

 - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

 - shares issued in plans or reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

 AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

 -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

 -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

 - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

 - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

 - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account.
Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

 -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

 -- Automatic Exchange Plans. You can authorize the Transfer
Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the exchange privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

 - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

 - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

 - SEP-IRAs Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

 - Pension and Profit-Sharing Plans for self-employed persons and small business owners

 - 401(k) prototype retirement plans for businesses

 Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

 You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

 -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

 -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

 - You wish to redeem more than $50,000 worth of shares and receive a check
 - The redemption check is not payable to all shareholders listed on the account statement
 - The redemption check is not sent to the address of record on your account statement
 - Shares are being transferred to a Fund account with a different owner or name
 - Shares are redeemed by someone other than the owners (such as an Executor)

 -- Where Can I Have My Signature Guaranteed?  The Transfer
Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

 - Your name
 - The Fund's name
 - Your Fund account number (from your account statement)
 - The dollar amount or number of shares to be redeemed
 - Any special payment instructions
 - Any share certificates for the shares you are selling
 - The signatures of all registered owners exactly as the account is registered, and
 - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for     Send courier or Express Mail
request by mail:                  requests to:
OppenheimerFunds Services    OppenheimerFunds Services
P.O. Box 5270                     10200 E. Girard Ave., Building D
Denver, Colorado 80217            Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

 - To redeem shares through a service representative, call 1-
800-852-8457
 - To redeem shares automatically on PhoneLink, call 1-800-533-
3310

 Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

 -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

 -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

 Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

 - Shares of the fund selected for exchange must be available for sale in your state of residence
 - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
 - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
 - You must meet the minimum purchase requirements for the fund you purchase by exchange
 - Before exchanging into a fund, you should obtain and read its prospectus

 Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

 Exchanges may be requested in writing or by telephone:

 -- Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

 -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

 You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

 There are certain exchange policies you should be aware of:

 - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

 - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

 - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

 - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

 -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of each Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

 -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

 -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

 -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

 -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

 -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

 -- The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

 -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

 -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

 -- Under unusual circumstances, shares of a Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

 -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

 -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

 -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

 Dividends.  The Fund declares dividends separately for Class
A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders following the end of its fiscal year, which is October 31. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

 -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

 -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

 -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

 -- Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

 -- "Buying a Dividend": When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

 -- Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

 -- Returns of Capital. In certain cases distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

 This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                APPENDIX A

      Special Sales Charge Arrangements for Shareholders of the Fund
        Who Were Shareholders of the Former Quest for Value Funds

 The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

-- Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                        Front-End     Front-End
                        Sales         Sales         Commission
                        Charge        Charge        as
Number of               as a          as a          Percentage
Eligible                Percentage    Percentage    of
Employees               of Offering   of Amount     Offering
or Members              Price         Invested      Price
--------------------------------------------------------------
9 or fewer              2.50%         2.56%         2.00%
--------------------------------------------------------------
At least 10 but not
more than 49            2.00%         2.04%         1.60%

  For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 26 and 27 of this Prospectus.

  Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

-- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-- Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

  - Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

  - Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-- Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

  - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

  - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

-- Waivers for Redemptions of Shares Purchased Prior to March 6,
1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

-- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
(5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                        SCHEDULE TO PROSPECTUS OF
                  OPPENHEIMER QUEST SMALL CAP VALUE FUND

  Graphic material included in Prospectus of Oppenheimer Quest Small Cap Value Fund: "Comparison of Total Return of Oppenheimer Quest Small Cap Value Fund with the Russell 2000 Index - Change in Value of $10,000 Hypothetical Investments in Class A, Class B and Class C Shares of Oppenheimer Quest Small Cap Value Fund and the Russell 2000 Index."

  Linear graphs will be included in the Prospectus of Oppenheimer Quest Small Cap Value Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from inception (1/1/89) through 10/31/95, and in the case of the Fund's Class B and Class C shares, will cover the period from the inception of the class (September 2, 1993) through 10/31/95. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Russell 2000 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the and Russell 2000 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                 Oppenheimer
Fiscal           Quest Small Cap   Russell
Period Ended          Fund A              2000 Index
------------          ---------------     ----------
01/03/89              $ 9,425             $10,000
10/31/89              $10,283             $11,504
10/31/90              $ 8,398             $ 8,363
10/31/91              $13,018             $13,265
10/31/92              $14,528             $14,523
10/31/93              $18,917             $19,227
10/31/94              $18,924             $19,180
10/31/95              $20,593             $22,699

                 Oppenheimer
Fiscal           Quest Small Cap   Russell
Period Ended          Fund B              2000 Index
------------          ---------------     ----------
9/01/93(2)            $10,000             $10,000
10/31/93              $10,273             $10,503
10/31/94              $10,233             $10,477
10/31/95              $10,771             $12,400
                 Oppenheimer
Fiscal           Quest Small Cap   Russell
Period Ended          Fund C              2000 Index

9/01/93(2)            $10,000             $10,000
10/31/93              $10,279             $10,503
10/31/94              $10,277             $10,477
10/31/95              $11,070             $12,400

---------------------
(2) Class B shares of the Fund were first publicly offered on 9/01/93.
(3) Class C shares of the Fund were first publicly offered on 9/01/93.

Oppenheimer Quest Small Cap Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

prosp\q251psp

OPPENHEIMER QUEST SMALL CAP VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

Statement of Additional Information dated February 15, 1996




This document contains additional information about Oppenheimer Quest Small Cap Value Fund (the "Fund") and supplements information in the Prospectus dated February 15, 1996. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Caption>
Contents
                                                                Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . .  2
       Investment Policies and Strategies. . . . . . . . . . .  2
       Other Investment Techniques and Strategies. . . . . . .  5
       Other Investment Restrictions . . . . . . . . . . . . .  14
How the Fund is Managed  . . . . . . . . . . . . . . . . . . .  15
       Organization and History. . . . . . . . . . . . . . . .  15
       Trustees and Officers of the Trust. . . . . . . . . . .  16
       The Manager and Its Affiliates. . . . . . . . . . . . .  20
Brokerage Policies of the Fund . . . . . . . . . . . . . . . .  23
Performance of the Fund. . . . . . . . . . . . . . . . . . . .  25
Distribution and Service Plans . . . . . . . . . . . . . . . .  28
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . .  30
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . .  37
How To Exchange Shares . . . . . . . . . . . . . . . . . . . .  42
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . .  43
Additional Information About the Fund. . . . . . . . . . . . .  45
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . .  47
Financial Statements . . . . . . . . . . . . . . . . . . . . .  49
Appendix A: Description of Ratings . . . . . . . . . . . . . .  A-1
Appendix B: Corporate Industry Classifications . . . . . . . .  B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"). Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     -- Foreign Securities. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."

     Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

     - Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     - Emerging Market Countries: Certain developing countries may have relatively unstable governments, economies based on only a few industries that are dependent upon international trade, and reduced secondary market liquidity. Foreign investment in certain emerging market countries is restricted or controlled in varying degrees.
In the past, securities in these countries have experienced greater price movement, both positive and negative, than securities of companies located in developed countries. Lower-rated high-yielding emerging market securities may be considered to have speculative elements.

     -- U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

       Money Market Securities. As stated in the Prospectus, the Fund typically invests a part of its assets in money market securities, and may invest up to 100% of its total assets in money market securities for temporary defensive purposes. Money market securities in which the Fund may invest include the following:

     - Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. However, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for the Fund.

     The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased. However, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Sub-Adviser") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     - Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     -- Convertible Securities. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's "investment value" is greater than its "conversion value," its price will be primarily a reflection of such "investment value" and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on
the convertible security's value.   If the "conversion value"
exceeds the investment value, the price of the convertible security will rise above its "investment value" and, in addition, will sell at some premium over its "conversion value." This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their "investment values" and/or their "conversion values" in keeping with the Fund's objectives.

     -- Lower-Grade Securities. The Fund may invest up to 5% of its total assets in lower-grade securities. Lower-grade securities (commonly known as "junk bonds") are rated less than "BBB" by Standard & Poor's Corporation, or less than "Baa" by Moody's Investors Service, Inc., or have a comparable rating from another rating organization. If unrated, the security is determined by the Sub-Adviser to be of comparable quality to securities rated less than investment grade.

     - Special Risks of Lower-Grade Securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds.
The issuer's low creditworthiness may increase the potential for its insolvency.

     These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments.

     -- Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies.

     -- When-Issued Securities. The Fund may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of the Fund would be so committed.

     -- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

     In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust or by the Sub-Advisor under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     -- Hedging With Options and Futures Contracts. The Fund may employ one or more types of Hedging Instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures, (ii) buy puts on securities or securities indices, or (iii) write covered calls on securities, securities indices or Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or
(ii) buy calls on securities, securities indices or Stock Index Futures. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     - Writing Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income.
If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

     - Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

     The Trustees have adopted a non-fundamental policy that the Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, the Fund may only purchase call options and put options with a value of up to 5% of its net assets.

     - Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

     When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

     Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this Rule, the Fund is not limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, aggregate initial futures margins and related options premiums are limited to 5% or less of the Fund's net asset value for other than bona fide hedging strategies employed by the Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFTC regulations thereunder.

     Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although there is no guarantee that it will qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "section 988" gain or loss under the Internal Revenue Code, which may ultimately increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Additional Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(ii) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     - invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but the Fund is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

     - invest in real estate or real estate limited partnerships (direct participation programs); however, the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;


     - purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions);

     - underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities
Act of 1933 in disposing of a security ;

     - invest in securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets;

     - invest in interests in oil, gas or other mineral exploration or development programs or leases;

     - purchase warrants if as a result the Fund would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange;

     - invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstanding securities of such issuer;

     - pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;

     - invest for the purpose of exercising control or management of another company;

     - issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or
(c) lending portfolio securities; or

     - make loans to any person or individual except that portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus.

     For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix B to this Statement of Additional Information.

How the Fund is Managed

Organization and History. Oppenheimer Quest Small Cap Value Fund (referred to as the "Fund") is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), a Massachusetts business trust. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trust's Trustees and officers, and the Fund's portfolio manager (who is not an officer), are listed below, together with principal occupations and business affiliations during the past five years. Each Trustee is also a Trustee of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Officers Fund, Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"), Rochester Portfolio Series - Limited-Term New York Municipal Fund, Rochester Fund Series - The Bond Fund For Growth and Rochester Fund Municipals (collectively, the "Rochester Funds"). The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of January 25, 1996, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Fund.

Bridget A. Macaskill, Chairman of the Board of Trustees and
President; Age: 47.
President, Chief Executive Officer and Chief Operating Officer of OppenheimerFunds, Inc. (the "Manager"); prior thereto, Executive Vice President and Chief Operating Officer of the Manager. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc., Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Manager; President and a Trustee of the Oppenheimer funds.

Paul Y. Clinton, Trustee; Age: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W, Courtney, Trustee; Age: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age: 80
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc.,
Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global
Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual
Purpose Fund, Inc., a closed-end investment company.

Robert C. Doll, Jr., Vice President; Age: 41
Executive Vice President and Director of Equity Investments of the Manager; an officer and Portfolio Manager of other Oppenheimer funds.

Andrew J. Donohue, Secretary; Age: 45
Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; President and a director of Centennial Asset Management Corporation, investment advisory subsidiary of the Manager; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

Jenny Beth Jones, Portfolio Manager; Age: 37
Two World Financial Center, 225 Liberty Street, New York, New York
10080
Senior Vice President of Oppenheimer Capital.

Louis Goldstein, Portfolio Manager; Age: 35
Vice President of Oppenheimer Capital, formerly a security analyst with Oppenheimer Capital; previously a security analyst with David
J. Greene & Co.

Robert Bishop, Assistant Treasurer; Age: 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age: 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

     -- Remuneration of Trustees. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill, who was not a Trustee prior to November 22, 1995) received the total amounts shown below from (i) the Fund during its fiscal period ended to October 31, 1995 and
(ii) other investment companies (or series thereof) managed by OpCap Advisors (previously named Quest for Value Advisors), or an affiliate thereof, during the fiscal year ended October 31, 1995 (the "Fund Complex"). OpCap Advisors, or an affiliate thereof, served as the investment adviser to the Fund Complex prior to November 22, 1995. Effective as of such date, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of OpCap Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds (or series thereof) included in the Fund Complex.

                                Pension or
                                Retirement    Estimated
                   Aggregate    Benefits      Annual      Total
                   Compensation Accrued as    Benefits    Compensation
                   from the     Part of Fund  Upon        From Fund
Name of Person     Fund         Expenses      Retirement  Complex
Paul Y. Clinton    $4,200       None          None        $61,650
Thomas W. Courtney $4,200       None          None        $60,900
Lacy B. Herrmann   $4,200       None          None        $61,650
George Loft        $4,200       None          None        $61,650

     Messrs. Clinton, Courtney and Herrmann earned directors fees with respect to 18 investment companies in the Fund Complex and the fees earned by Mr. Loft were with respect to 19 investment companies in the Fund Complex. During such period the non-interested Trustees received fees from three investment companies for which they no longer serve as directors and which are no longer part of the Fund Complex but for which OpCap Advisors currently serves as subadviser. In addition, during such periods, Mr. Clinton and Mr. Courtney each served as director with respect to three investment companies in the Fund Complex for which they received no fees, and Mr. Loft and Mr. Herrmann each served as director with respect to 10 investment companies in the Fund Complex for which they received no fees. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.

     -- Major Shareholders. As of January 26, 1996, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were the following:

Number and Class
of Shares Owned                                           Percentage
Beneficially of Record   Name & Address                   of Class
Class A   463,183.946    Oppenheimer Capital Accumulation 6.64%
                         Plan Omnibus
                         Attn.: York Unit
                         Oppenheimer Tower
                         World Financial Center
                         New York, NY  10281

Class A   456,188.099    Wells Fargo Bank                 6.48%
                         FBO Exclusive of our Customers
                         Attn.: Trish McCrae
                         MAC-0103-208
                         P.O. Box 7066
                         San Francisco, CA  94120-7066

Class A   418,908.425    COMTRADES                        6.01%
                         Attn.: Clara Bruner - TR Dept.
                         c/o Commerce Bank & Trust
                         3035 SW Topeka Blvd.
                         Topeka, KS  66611-2155

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and one of whom (Ms. Macaskill) also serves as an officer and a Trustee of the Fund.

     The Manager and the Trust has a Code of Ethics. In addition to having its own Code of Ethics, the Sub-Adviser is subject to a reporting obligation to the Manager under this Code of Ethics. The Code of Ethics is designed to detect and prevent improper personal trading by certain employees, including the Fund's portfolio manager, who is an employee of the Sub-Adviser, that would compete with or take advantage of the Funds' portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     -- The Investment Advisory Agreement. The Manager acts as investment adviser to the Funds pursuant to the terms of an Investment Advisory Agreement dated as of November 22, 1995. OpCap Advisors, the Fund's Sub-Adviser, served as the Fund's investment adviser from its inception to November 22, 1995.

     Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund, including completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense, except that each class of shares of the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value as follows: Class A - $25,000; Class B - $18,000; and Class C - $12,000.

     Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor under the General Distributor's Agreement will be paid by the Fund. Expenses with respect to the Trust's four portfolios, including the Fund, are allocated in proportion to the net assets of the respective portfolio, except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares," below. The Investment Advisory Agreement lists examples of expenses paid by the Fund, including interest, taxes, brokerage commissions, insurance premiums, fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

     Pursuant to the undertaking, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation.
The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.

     -- Fees Paid Under the Prior Investment Advisory Agreement. OpCap Advisors served as investment adviser to the Fund from its inception until November 22, 1995. Under the prior Investment Advisory Agreement, the total advisory fees accrued or paid by the Fund were $756,765 for the fiscal year ended October 31, 1993, $1,260,578 for the fiscal year ended October 31, 1994, and $1,456,594 for the fiscal year ended October 31, 1995.

     For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid or accrued accounting services fees to OpCap Advisors in the amounts of $23,448, $67,578 and $53,951, respectively. Commencing in 1993, the Trust retained the services of State Street Bank and Trust Company ("State Street") to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Fund accrued or paid fees for the fiscal years ended October 31, 1993, 1994 and 1995 in the amounts of $27,917, $55,000 and $55,000, respectively.

     The Investment Advisory Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Fund is not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (previously named Quest for Value Advisors) pursuant to a separate Subadvisory Agreement dated as of November 22, 1995 with respect to the Fund.

     -- The Subadvisory Agreement. The Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, OpCap Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreements on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995.

     Under the Subadvisory Agreement, the Manager will pay OpCap Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

     The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     -- The Distributor. Under a General Distributor's Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Fund's principal underwriter in the continuous public offering of its Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal year ended October 31, 1995, the aggregate amount of sales charges on sales of the Fund's Class A shares was $241,000, of which Quest for Value Distributors, the Fund's distributor prior to November 22, 1995, retained $0 and an affiliated broker-dealer retained $0, respectively. During the fiscal year ended October 31, 1995, Quest for Value Distributors received contingent deferred sales charges of $86,795 upon redemption of Class B shares, and received contingent deferred sales charges of $2,641, upon redemption of Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

     -- The Transfer Agent. OppenheimerFunds Services acts as the Fund's Transfer Agent pursuant to a Transfer Agency and Service Agency Agreement dated November 22, 1995. Pursuant to the Agreement, the Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records and for shareholder servicing and administrative functions. As compensation therefor, the Fund is obligated to pay the Transfer Agent an annual maintenance fee for each Fund shareholder account and reimburse the Transfer Agent for its out of pocket expenses.

     - Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Fund for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment adviser of AMA Family of Funds) who acquire shares of any Oppenheimer Quest Fund, and for (i) former shareholders of the Unified Funds and Liquid Green Trusts, (ii) accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, (iii) accounts which have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory and Subadvisory Agreement. The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement.

     The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust's Board under applicable rules of the Securities and Exchange Commission ("SEC").

     In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Description of Brokerage Practices. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub-Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consideration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of the Sub-Adviser, acting as principal for its own account.

     The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1993, 1994 and 1995:

                                                  Total Amount of Transactions
For the      Total          Brokerage Commissions Where Brokerage Commissions
Fiscal Year  Brokerage           Paid to Opco              Paid to Opco
Ended        Commissions    Dollar                Dollar
October 31,  Paid           Amounts      %        Amounts             %
1993         $314,604       $234,334     74.5%    $56,166,571         71.0%
1994         $300,037       $143,991     48.0%    $44,408,800         48.5%
1995         $400,477       $161,399     40.3%    $52,738,643         36.6%

     During the Fund's fiscal year ended October 31, 1995, $9,860 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $4,192,803.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

     The "average annual total returns" on an investment in Class
A shares of the Fund (using the method described above) for the one and five year periods ended October 31, 1995 and for the period from January 3, 1989 (commencement of operations) to October 31, 1995 were 2.56%, 18.24% and 11.16%, respectively.

     The average annual total returns on Class B shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 3.17% and 3.49%, respectively.

     The average annual total returns on Class C shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 7.24% and 4.80%, respectively.

     -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to November 24, 1995, the maximum initial sales charge on Class A shares was 5.50%. For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

     The "cumulative total return" on Class A shares for the period from January 3, 1989 (commencement of operations) to October 31, 1995 was 105.93%. The cumulative total return on Class B shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 was 7.71%. The cumulative total return on Class C shares for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 was 10.70%.

     -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The average annual total returns at net asset value on the Fund's Class A shares for the one and five year periods ended October 31, 1995 and for the period from January 1, 1989 (commencement of operations) to October 31, 1995 were 8.82%, 19.65% and 12.13%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period January 1, 1989 through October 31, 1995 was 118.49%.

     The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended October 31, 1995 and for the period from September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 8.17% and 4.80%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the period September 1, 1993 through October 31, 1995 was 10.70%.

     The average annual total returns at net asset value on the Fund's Class C shares for the one-year period ended October 31, 1995 and for the period September 1, 1993 (commencement of the public offering of the class) through October 31, 1995 were 8.24% and 4.80%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period September 1, 1993 through October 31, 1995 was 10.70%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds and (ii) all other small company growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated growth and income funds. Rankings are subject to change.

     The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Russell 2000 Index as described in the Prospectus. The performance of each index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

     The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Trust has adopted separate Distribution and Service Plans for Class A, Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreement ("Independent Trustees"), cast in person at a meeting on June 22, 1995 called for the purpose, among others, of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class at a meeting on November 3, 1995.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its "Independent Trustees" by a vote cast in person at a meeting called for the purpose of voting on such continuance.
Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board of Trustees and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The reports shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.


     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount.

     The Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of shares of that class sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     Although the Plans permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

     The Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's expenses are more or less than the amounts paid by the Fund during that period. The asset-based sales charges paid to the Distributor by the Fund under the Plans are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plans,
(ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).

     - The Prior Plans. From the inception date of the Fund through November 22, 1995, OCC Distributors (formerly known as Quest for Value Distributors) served as Distributor to the Fund. OCC Distributors provided distribution services for the Fund's Class A, Class B and Class C shares pursuant to separate plans adopted for each class under the Investment Company Act (the "Prior Plans"). The total distribution fees accrued or paid by Class A, Class B and Class C shares of the Fund under the Prior Plans for the fiscal year ended October 31, 1995 were $597,200, $201,055 and $61,139, respectively.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Trust's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Trust's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures and (viii) securities traded on foreign exchanges are valued at the closing or last prices reported on a principal exchange, or, if none, at the mean between the closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. In the case of U.S. government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures are valued at the last sales price on the principal exchanges on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager, or if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. If a call written by the Fund is exercised, the proceeds are increased by the premium received.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

     -- The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

     Oppenheimer Tax-Free Bond Fund
     Oppenheimer New York Tax-Exempt Fund
     Oppenheimer California Tax-Exempt Fund
     Oppenheimer Intermediate Tax-Exempt Fund
     Oppenheimer Insured Tax-Exempt Fund
     Oppenheimer Main Street California Tax-Exempt Fund
     Oppenheimer Florida Tax-Exempt Fund
     Oppenheimer Pennsylvania Tax-Exempt Fund
     Oppenheimer New Jersey Tax-Exempt Fund
     Oppenheimer Fund
     Oppenheimer Discovery Fund
     Oppenheimer Target Fund
     Oppenheimer Growth Fund
     Oppenheimer Equity Income Fund
     Oppenheimer Value Stock Fund
     Oppenheimer Asset Allocation Fund
     Oppenheimer Total Return Fund, Inc.
     Oppenheimer Main Street Income & Growth Fund
     Oppenheimer High Yield Fund
     Oppenheimer Champion Income Fund
     Oppenheimer Bond Fund
     Oppenheimer U.S. Government Trust
     Oppenheimer Limited-Term Government Fund
     Oppenheimer Global Fund
     Oppenheimer Global Emerging Growth Fund
     Oppenheimer Global Growth & Income Fund
     Oppenheimer Gold & Special Minerals Fund
     Oppenheimer Strategic Income Fund
     Oppenheimer Strategic Income & Growth Fund
     Oppenheimer International Bond Fund
     Oppenheimer Enterprise Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Quest Growth & Income Value Fund
     Oppenheimer Quest Small Cap Value Fund
     Oppenheimer Quest Officers Value Fund
     Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Value Fund, Inc.
     Rochester Portfolio Series - Limited-Term New York Municipal
Fund*
     Rochester Fund Series - The Bond Fund For Growth*
     Rochester Fund Municipals*

----------------------
* Shares of the Fund are not presently exchangeable for shares of this fund.

and the following "Money Market Funds":

     Oppenheimer Money Market Fund, Inc.
     Oppenheimer Cash Reserves
     Centennial Money Market Trust
     Centennial Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial California Tax Exempt Trust
     Centennial America Fund, L.P.
     Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

     -- Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

     - Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and
(c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

     -- Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the Oppenheimer funds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

     -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the Oppenheimer funds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

     -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     The Rochester Funds are not Eligible Funds for purposes of the exchange privilege set forth in the Prospectus. As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distribution. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Custodian. State Street Bank and Trust Company acts as custodian of the assets of the Trust. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

     Independent Accountants. Price Waterhouse LLP are the independent accountants of the Fund. Their services include examining the annual financial statements of the Fund as well as other related services.

     Retirement Plans. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of the 401-k program offered by the Distributor. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future perfor-

mance of any OppenheimerFunds products.

      Benefits of Long Term Tax-Free           Benefits of Long Term Tax-Free
         Compounding - Single Sum                   Compounding - Periodic Investment
      Amount of Contribution: $100,000               Amount Invested Annually: $2,000
               Rates of Return                          Rates of Return
Years 8.00%     10.00%     12.00%          Years  8.00%     10.00%   12.00%
                Value at End                               Value at End
5     $  146,933           $  161,051      $  176,234       5        $ 12,672  $ 13,431  $ 14,230
10    $  215,892           $  259,374      $  310,585       10       $ 31,291  $ 35,062  $ 39,309
15    $  317,217           $  417,725      $  547,357       15       $ 58,649  $ 69,899  $ 83,507
20    $  466,096           $  672,750      $  964,629       20       $ 98,846  $126,005  $161,397
25    $  684,848           $1,083,471      $1,700,006       25       $157,909  $216,364  $298,668
30    $1,006,266           $1,744,940      $2,995,992       30       $244,692  $361,887  $540,585

Comparison of Taxable and Tax-Free Investing - Periodic Investments (Assumed Tax Rate: 28%)
Amount of Annual Contribution (Pre-Tax): $2,000   Annual Contribution (After Tax): $1,440
       Tax Deferred Rates of Return                Fully Taxed Rates of Return
Years 8.00%     10.00%     12.00%          Years  5.76%     7.20%    8.64%
             Value at End                                 Value at End
5     $ 12,672  $ 13,431   $ 14,230        5      $  8,544  $  8,913 $  9,296
10    $ 31,291  $ 35,062   $ 39,309        10     $ 19,849  $ 21,531 $ 23,364
15    $ 58,649  $ 69,899   $ 83,507        15     $ 34,807  $ 39,394 $ 44,654
20    $ 98,846  $126,005   $161,397        20     $ 54,598  $64,683  $ 76,874
25    $157,909  $216,364   $298,668        25     $ 80,785  $100,485 $125,635
30    $244,692  $361,887   $540,585        30     $115,435  $151,171 $199,492

         Comparison of Tax Deferred Investing -- Deducting Taxes at End
                        (Amount of Tax Rate as End: 28%)
                     Amount of Annual Contribution: $2,000

                                 Tax Deferred Rates of Return
                Years   8.00%         10.00%        12.00%
                                        Value at End
                5       $ 11,924      $ 12,470      $ 13,046
                10      $ 28,130      $ 30,485      $ 33,903
                15      $ 50,627      $ 58,728      $ 68,525
                20      $ 82,369      $101,924      $127,406
                25      $127,694      $169,782      $229,041
                30      $192,978      $277,359      $406,021

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Quest for Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Quest for Value Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quest for Value Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
December 20, 1995

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Quest for Value Family of Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund, the U.S. Government Income Fund, and the Investment Quality Income Fund (constituting part of Quest for Value Family of Funds, hereafter referred to as the "Fund") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 20, 1995

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

QUEST FOR VALUE FUND, INC.

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 19.9%
AUTOMOTIVE -- 6.0%
               Ford Motor Credit Co.
$ 2,400,000    5.72%, 11/20/95                      $  2,392,755
  6,600,000    5.73%, 11/27/95                         6,572,687
               General Motors Acceptance Corp.
    335,000    5.74%, 11/20/95                           333,985
 10,700,000    5.77%, 11/20/95                        10,667,415
                                                    ------------
                                                      19,966,842
                                                    ------------
BANKING -- 1.4%
  4,700,000    Norwest Financial, Inc.
               5.73%, 11/13/95                         4,691,023
                                                    ------------
COMPUTERS -- 0.1%
    430,000    IBM Credit Corp.
               5.70%, 11/06/95                           429,660
                                                    ------------
MACHINERY & ENGINEERING -- 2.1%
               Deere (John) Capital Corp.
  3,300,000    5.71%, 11/13/95                         3,293,719
  3,600,000    5.75%, 11/13/95                         3,593,100
                                                    ------------
                                                       6,886,819
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.1%
               Beneficial Corp.
  1,300,000    5.72%, 11/27/95                         1,294,629
    225,000    5.74%, 11/27/95                           224,067
    800,000    CIT Group Holdings, Inc.
               5.73%, 11/13/95                           798,472
               Household Finance Corp.
 14,200,000    5.72%, 12/04/95                        14,125,545
  1,000,000    5.73%, 11/27/95                           995,862
               Merrill Lynch & Co., Inc.
    500,000    5.72%, 11/06/95                           499,603
 15,345,000    5.75%, 11/06/95                        15,332,745
                                                    ------------
                                                      33,270,923
                                                    ------------
OIL/GAS -- 0.2%
    500,000    Chevron Oil Finance Co.
               5.71%, 11/08/95                           499,445
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $65,744,712)                              $ 65,744,712
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.7%
REAL ESTATE
$ 2,330,921    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $2,198,259)               $  2,330,921
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 79.3%
AEROSPACE -- 6.0%
    127,000    AlliedSignal, Inc.                   $  5,397,500
    177,000    McDonnell Douglas Corp.                14,469,750
                                                    ------------
                                                      19,867,250
                                                    ------------
APPAREL -- 1.4%
    202,600    Warnaco Group, Inc. (Class A)*          4,710,450
                                                    ------------
BANKING -- 3.4%
    110,000    Citicorp                                7,136,250
     81,215    Mellon Bank Corp.                       4,070,902
                                                    ------------
                                                      11,207,152
                                                    ------------
CHEMICALS -- 4.5%
     60,000    du Pont (E.I.) de Nemours & Co.         3,742,500
     81,000    Hercules, Inc.                          4,323,375
     64,000    Monsanto Co.                            6,704,000
                                                    ------------
                                                      14,769,875
                                                    ------------
CONGLOMERATES -- 1.7%
     90,200    General Electric Co.                    5,705,150
                                                    ------------
CONSUMER PRODUCTS -- 1.5%
    149,000    Reebok International Ltd.               5,066,000
                                                    ------------
CONTAINERS -- 2.2%
    160,000    Temple - Inland, Inc.                   7,280,000
                                                    ------------
COSMETICS/TOILETRIES -- 1.5%
     67,800    Avon Products, Inc.                     4,822,275
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 4.8%
    179,000    Becton, Dickinson & Co.                11,635,000
     48,000    Warner-Lambert Co.                      4,086,000
                                                    ------------
                                                      15,721,000
                                                    ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ELECTRONICS -- 5.3%
    177,000    Arrow Electronics, Inc.*             $  8,982,750
    122,000    Intel Corp.                             8,524,750
                                                    ------------
                                                      17,507,500
                                                    ------------
HEALTHCARE SERVICES -- 2.4%
    440,000    Tenet Healthcare Corp.                  7,865,000
                                                    ------------
INSURANCE -- 17.2%
    216,200    Ace Ltd.                                7,350,800
     35,300    AFLAC, Inc.                             1,438,475
     99,000    American International Group, Inc.      8,353,125
    464,200    EXEL Ltd.                              24,834,700
    197,000    Progressive Corp., Ohio                 8,175,500
    101,000    Transamerica Corp.                      6,842,750
                                                    ------------
                                                      56,995,350
                                                    ------------
METALS/MINING -- 2.7%
     66,333    Freeport McMoRan, Inc.                  2,479,208
      8,518    Freeport McMoRan, Copper & Gold
                 (Class A)                               194,849
    279,290    Freeport McMoRan, Copper & Gold
                 (Class B)                             6,353,848
                                                    ------------
                                                       9,027,905
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.8%
    200,000    American Express Co.                    8,125,000
    290,000    Countrywide Credit Industries, Inc.     6,416,250
    214,000    Federal Home Loan Mortgage Corp.       14,819,500
                                                    ------------
                                                      29,360,750
                                                    ------------
PAPER PRODUCTS -- 1.9%
    120,000    Champion International Corp.         $  6,420,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 0.8%
      3,050    Security Capital Realty, Inc. (A)       2,689,844
                                                    ------------
RETAIL -- 6.3%
    373,000    May Department Stores Co.              14,640,250
    140,000    Mercantile Stores Co., Inc.             6,282,500
                                                    ------------
                                                      20,922,750
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
        344    Bell Atlantic Corp.                        21,887
    225,200    Sprint Corp.                            8,670,200
                                                    ------------
                                                       8,692,087
                                                    ------------
TEXTILES -- 1.3%
    340,000    Shaw Industries, Inc.                   4,335,000
                                                    ------------
TOYS/GAMES/HOBBY -- 0.9%
     92,000    Hasbro, Inc.                            2,806,000
                                                    ------------
TRANSPORTATION -- 2.1%
     84,000    CSX Corp.                               7,035,000
                                                    ------------
Total Common Stocks
 (cost -- $190,764,443)                             $262,806,338
                                                    ------------

Total Investments
   (cost -- $258,707,414))                 99.9%  $330,881,971

Other Assets in Excess of
   Other Liabilities                        0.1        429,932
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $331,311,903
                                         ------   ------------
                                         ------   ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         9/15/94      $2,330,921    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            9/15/94          --        3,050    926         882

--------------------------------------------------------------------------------

OPPORTUNITY FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.6%
AUTOMOTIVE -- 2.4%
$15,000,000  General Motors Acceptance Corp.
             5.77%, 11/20/95                      $ 14,954,321
                                                  ------------
BANKING -- 2.8%
             Norwest Financial, Inc.
  1,800,000  5.73%, 11/13/95                         1,796,562
 16,000,000  5.73%, 11/27/95                        15,933,787
                                                  ------------
                                                    17,730,349
                                                  ------------
COMPUTERS -- 0.2%
  1,490,000  IBM Credit Corp.
             5.70%, 11/06/95                         1,488,820
                                                  ------------
MACHINERY & ENGINEERING -- 3.0%
             Deere (John) Capital Corp.
 13,600,000  5.71%, 11/13/95                        13,574,115
  5,235,000  5.74%, 11/13/95                         5,224,984
                                                  ------------
                                                    18,799,099
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 7.1%
             Beneficial Corp.
  1,200,000  5.72%, 11/20/95                         1,196,377
 10,455,000  5.73%, 11/20/95                        10,423,382
  1,800,000  CIT Group Holdings, Inc.
             5.73%, 11/13/95                         1,796,562
 15,980,000  Household Finance Corp.
             5.73%, 11/08/95                        15,962,196
             Merrill Lynch & Co., Inc.
  4,500,000  5.75%, 11/02/95                         4,499,281
 11,475,000  5.75%, 11/06/95                        11,465,836
                                                  ------------
                                                    45,343,634
                                                  ------------
OIL/GAS -- 0.1%
    491,000  Chevron Oil Finance Co.
             5.71%, 11/08/95                           490,455
                                                  ------------
Total Short-Term Corporate Notes
 (cost -- $98,806,678)                            $ 98,806,678
                                                  ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                   VALUE
------------------------------------------------------
U.S. TREASURY NOTES -- 0.5%
$ 1,000,000  7.50%, 11/15/01                      $  1,081,410
  1,000,000  7.50%, 5/15/02                          1,086,410
    550,000  7.875%, 4/15/98                           577,241
    550,000  7.875%, 8/15/01                           603,537
                                                  ------------
Total U.S. Treasury Notes
 (cost -- $3,143,397)                             $  3,348,598
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
COMMON STOCKS -- 85.0%
AEROSPACE -- 9.0%
    100,000  Loral Corp.                          $  2,962,500
    525,000  McDonnell Douglas Corp.                42,918,750
    200,000  Northrop Grumman Corp.                 11,450,000
                                                  ------------
                                                    57,331,250
                                                  ------------
AIRLINES -- 1.0%
    100,000  AMR Corp.*                              6,600,000
                                                  ------------
BANKING -- 13.6%
    525,000  Citicorp                               34,059,375
     34,100  First Empire State Corp.                6,709,175
    450,000  Mellon Bank Corp.                      22,556,250
    110,000  Wells Fargo & Co.                      23,113,750
                                                  ------------
                                                    86,438,550
                                                  ------------
CASINOS/GAMING -- 2.9%
    750,000  Harrahs Entertainment, Inc.            18,562,500
                                                  ------------
CHEMICALS -- 4.4%
    260,000  du Pont (E.I.) de Nemours & Co.        16,217,500
    220,000  Hercules, Inc.                         11,742,500
                                                  ------------
                                                    27,960,000
                                                  ------------
CONSUMER PRODUCTS -- 3.2%
    600,000  Reebok International Ltd.              20,400,000
                                                  ------------
COSMETICS/TOILETRIES -- 0.7%
     60,600  Avon Products, Inc.                     4,310,175
                                                  ------------
DRUGS & MEDICAL PRODUCTS -- 2.8%
    275,000  Becton, Dickinson & Co.                17,875,000
                                                  ------------

* Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
ELECTRONICS -- 8.1%
    460,000  Intel Corp.                          $ 32,142,500
    200,000  National Semiconductor Corp.*           4,875,000
     50,000  Raychem Corp.                           2,318,750
    440,000  Unitrode Corp.*                        11,825,000
                                                  ------------
                                                    51,161,250
                                                  ------------
INSURANCE -- 3.2%
    300,000  EXEL Ltd.                              16,050,000
     60,000  Transamerica Corp.                      4,065,000
                                                  ------------
                                                    20,115,000
                                                  ------------
METALS/MINING -- 5.2%
     83,333  Freeport McMoRan, Inc.                  3,114,583
  1,302,100  Freeport McMoRan Copper & Gold
               (Class B)                            29,622,775
                                                  ------------
                                                    32,737,358
                                                  ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.5%
    250,000  American Express Co.                   10,156,250
    500,000  Countrywide Credit Industries, Inc.    11,062,500
    500,000  Federal Home Loan Mortgage Corp.       34,625,000
    100,000  Federal National Mortgage Assoc.       10,487,500
                                                  ------------
                                                    66,331,250
                                                  ------------
OIL/GAS -- 6.0%
     80,000  Mapco, Inc.                             4,120,000
    610,000  Tenneco, Inc.                          26,763,750
    149,300  Triton Energy Corp.*                    6,961,113
                                                  ------------
                                                    37,844,863
                                                  ------------
PAPER PRODUCTS -- 7.2%
    535,000  Champion International Corp.           28,622,500
    325,000  Scott Paper Co.                        17,306,250
                                                  ------------
                                                    45,928,750
                                                  ------------
TELECOMMUNICATIONS -- 1.8%
    300,000  Sprint Corp.                           11,550,000
                                                  ------------
TEXTILES -- 2.4%
    155,000  Collins & Aikman Corp.*              $  1,240,000
  1,100,000  Shaw Industries, Inc.                  14,025,000
                                                  ------------
                                                    15,265,000
                                                  ------------
------------------------------------------------------
SHARES                                                   VALUE
------------------------------------------------------
TOYS/GAMES/HOBBY -- 2.7%
    600,000  Mattel, Inc.                           17,250,000
                                                  ------------
OTHER -- 0.3%
     40,000  Alliant Techsystems, Inc.*              1,860,000
                                                  ------------
Total Common Stocks
 (cost -- $440,332,557)                           $539,520,946
                                                  ------------
------------------------------------------------------
WARRANTS                                          VALUE
------------------------------------------------------
WARRANTS -- 0.0%
HEALTHCARE SERVICES
         34  Laboratory Corp. of America
               Holdings
             (cost -- $81)                        $         21
                                                  ------------

Total Investments
 (cost -- $542,282,713)                   101.1%  $641,676,243

Other Liabilities in Excess of
   Other Assets                            (1.1)    (7,165,129)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $634,511,114
                                         ------   ------------
                                         ------   ------------

SMALL CAPITALIZATION FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 15.1%
AUTOMOTIVE -- 1.8%
$ 2,758,000    General Motors Acceptance Corp.
               5.81%, 11/06/95                      $  2,755,774
                                                    ------------
BANKING -- 4.0%
  6,000,000    Norwest Financial, Inc.
               5.73%, 11/14/95                         5,987,585
                                                    ------------
INSURANCE -- 4.7%
  7,000,000    Prudential Funding Corp.
               5.73%, 11/27/95                         6,971,031
                                                    ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
MACHINERY & ENGINEERING -- 1.8%
               Deere (John) Capital Corp.
$ 1,560,000    5.71%, 11/13/95                      $  1,557,031
  1,074,000    5.75%, 11/13/95                         1,071,942
                                                    ------------
                                                       2,628,973
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.8%
  3,635,000    Beneficial Corp.
               5.73%, 11/22/95                         3,622,850
    575,000    Household Finance Corp.
               5.72%, 11/13/95                           573,904
                                                    ------------
                                                       4,196,754
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $22,540,117)                              $ 22,540,117
                                                    ------------
CORPORATE NOTES & BONDS -- 0.4%
AUTOMOTIVE -- 0.0%
$    62,950    Collins Industries, Inc.
               8.75%, 1/11/00                       $     57,577
                                                    ------------
OIL/GAS -- 0.4%
    500,000    Global Marine, Inc.
               12.75%, 12/15/99                          552,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $585,111)                                 $    610,077
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 0.9%
REAL ESTATE
$ 1,404,189    Security Capital Realty, Inc. (A)
               12.00%, 6/30/14
                 (cost -- $1,325,889)               $  1,404,189
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
RETAIL
     36,000    Family Bargain Corp.
                 $0.95 Conv. Pfd.
                 (cost -- $360,000)                 $    220,500
                                                    ------------
COMMON STOCKS -- 84.4%
ADVERTISING -- 6.2%
     77,600    Katz Media Group, Inc.*              $  1,396,800
     30,000    Omnicom Group, Inc.                     1,916,250
    292,400    True North Communications               5,921,100
                                                    ------------
                                                       9,234,150
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
AEROSPACE -- 0.5%
     97,500    BE Aerospace, Inc.*                  $    767,813
                                                    ------------
AUTOMOTIVE -- 1.7%
    126,000    Collins Industries, Inc.*                 259,875
    120,100    Masland Corp.                           1,681,400
     70,000    Sudbury, Inc.*                            586,250
                                                    ------------
                                                       2,527,525
                                                    ------------
BUILDING & CONSTRUCTION -- 5.8%
     57,300    Carlisle Cos., Inc.                     2,356,462
    190,547    D.R. Horton, Inc.                       2,119,835
     26,500    Insituform Technologies (Class A)*        331,250
    204,000    Martin Marietta Materials, Inc.         3,876,000
                                                    ------------
                                                       8,683,547
                                                    ------------
CHEMICALS -- 1.7%
     86,400    OM Group, Inc.                          2,505,600
                                                    ------------
COMPUTER SERVICES -- 3.6%
    149,900    BancTec, Inc.*                          2,810,625
     52,000    DST Systems, Inc.                       1,092,000
    114,000    Exabyte Corp.*                          1,474,875
                                                    ------------
                                                       5,377,500
                                                    ------------
CONTAINERS -- 1.9%
    169,000    Shorewood Packaging Corp.*              2,830,750
                                                    ------------
DRUGS & MEDICAL PRODUCTS -- 1.9%
     49,900    Amerisource Health Corp. (Class A)      1,359,775
     33,900    Sybron International Corp. -
                 Wisconsin*                            1,440,750
                                                    ------------
                                                       2,800,525
                                                    ------------
ELECTRONICS -- 8.9%
     35,700    Arrow Electronics, Inc*                 1,811,775
    174,900    EG&G, Inc.                              3,257,512
    146,500    Marshall Industries*                    5,164,125
    111,000    Oak Industries, Inc.*                   2,317,125
     26,200    Unitrode Corp.*                           704,125
                                                    ------------
                                                      13,254,662
                                                    ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
ENTERTAINMENT -- 0.2%
     25,000    Hollywood Park, Inc.*                $    243,750
                                                    ------------

FOOD SERVICES -- 1.0%
     70,000    IHOP Corp.*                             1,505,000
                                                    ------------
HEALTHCARE SERVICES -- 2.8%
     16,000    Charter Medical Corp.*                    288,000
     20,000    Community Health Systems, Inc.*           635,000
     51,900    Dentsply International, Inc.            1,790,550
     54,000    SpaceLabs Medical, Inc.*                1,390,500
                                                    ------------
                                                       4,104,050
                                                    ------------

HOUSEHOLD PRODUCTS -- 2.4%
    120,000    Singer Co.                              2,820,000
     35,000    The Rival Co.                             682,500
                                                    ------------
                                                       3,502,500
                                                    ------------

INSURANCE -- 5.3%
     47,000    Ace Ltd.                                1,598,000
     62,800    Capsure Holdings Corp.*                   855,650
    119,400    E.W. Blanch Holdings, Inc.              2,298,450
    112,500    Guaranty National Corp.                 1,603,125
      7,000    Horace Mann Educators Corp.               186,375
     64,200    Prudential Reinsurance Holdings,
                 Inc.                                  1,308,075
                                                    ------------
                                                       7,849,675
                                                    ------------
LEASING -- 1.1%
    101,700    Interpool, Inc.*                        1,627,200
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------

MACHINERY & ENGINEERING -- 6.0%
     50,000    Baldwin Technologies Co., Inc
                 (Class A)*                         $    268,750
     40,000    Briggs & Stratton Corp.                 1,615,000
     52,100    BW/IP Holdings, Inc. (Class A)            872,675
    145,000    Crane Co.                               5,129,375
     67,400    Harmon Industries, Inc.                   994,150
                                                    ------------
                                                       8,879,950
                                                    ------------
MANUFACTURING -- 1.9%
     94,000    North American Watch Corp.              1,703,750
     50,000    Pall Corp.                              1,218,750
                                                    ------------
                                                       2,922,500
                                                    ------------
METALS/MINING -- 0.4%
     70,000    Olympic Steel, Inc.*                      568,750
                                                    ------------
OFFICE EQUIPMENT -- 0.8%
     60,600    Nu-Kote Holdings, Inc. (Class A)*       1,257,450
                                                    ------------
OIL/GAS -- 6.4%
     92,800    Aquila Gas Pipeline Corp.               1,020,800
     84,000    Belden & Blake Corp.*                   1,219,313
    200,000    Global Natural Resources, Inc.*         2,000,000
    137,500    Noble Drilling Corp.*                     962,500
    165,000    Petroleum Heat & Power Co., Inc.
                 (Class A)                             1,278,750
    105,400    St. Mary Land & Exploration Co.         1,409,725
     34,000    Triton Energy Corp.*                    1,585,250
                                                    ------------
                                                       9,476,338
                                                    ------------
PAPER PRODUCTS -- 1.8%
    422,000    Repap Enterprises, Inc.*                2,663,875
                                                    ------------
PRINTING/PUBLISHING -- 1.4%
     69,000    International Imaging Materials,
                 Inc.                                  1,742,250
     20,000    Merrill Corp.                             320,000
                                                    ------------
                                                       2,062,250
                                                    ------------

 * Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
REAL ESTATE -- 8.7%
    151,800    Cousins Properties, Inc.             $  2,637,525
     44,000    Post Properties, Inc.                   1,320,000
    231,600    Security Capital Industrial Trust,
                 Inc.                                  3,792,450
    199,363    Security Capital Pacific Trust,
                 Inc.                                  3,563,614
      1,800    Security Capital Realty, Inc. (A)       1,587,600
                                                    ------------
                                                      12,901,189
                                                    ------------
RETAIL -- 0.7%
     10,900    Blair Corp.                               321,550
     60,000    The Maxim Group, Inc.*                    780,000
                                                    ------------
                                                       1,101,550
                                                    ------------
TELECOMMUNICATIONS -- 1.2%
     94,500    ECI Telecommunications Ltd.             1,795,500
                                                    ------------
TEXTILES -- 4.8%
     89,000    Collins & Aikman Corp.*                   712,000
     64,000    Culp, Inc.                                624,000
     42,700    Fab Industries, Inc.                    1,248,975
    149,600    Mohawk Industries, Inc.*                2,244,000
    110,500    WestPoint Stevens, Inc.*                2,334,313
                                                    ------------
                                                       7,163,288
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 2.6%
     55,900    Morningstar Group, Inc.*                  433,225
    111,800    Ralcorp Holdings, Inc.                  2,571,400
     84,700    Sylvan, Inc.*                             899,937
                                                    ------------
                                                       3,904,562
                                                    ------------
TRANSPORTATION -- 0.1%
      8,000    MTL, Inc.*                                117,000
                                                    ------------
UTILITIES -- 1.5%
     34,600    Sithe Energies, Inc.*                     246,525
     96,000    UGI Corp.                               2,016,000
                                                    ------------
                                                       2,262,525
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
OTHER -- 1.1%
     93,300    McGrath RentCorp.                    $  1,632,750
                                                    ------------
Total Common Stocks
 (cost -- $116,900,149)                             $125,523,724
                                                    ------------

Total Investments
   (cost -- $141,711,266)                 101.0%  $150,298,607
Other Liabilities in Excess of
   Other Assets                            (1.0)    (1,483,609)
                                         ------   ------------
TOTAL NET ASSETS                          100.0%  $148,814,998
                                         ------   ------------
                                         ------   ------------

GROWTH AND INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 1.9%
AUTOMOTIVE -- 0.4%
$   200,000    Ford Motor Credit Co.
               5.73%, 11/06/95                      $    199,841
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.5%
               Beneficial Corp.
    447,000    5.72%, 11/02/95                           446,929
    230,000    5.74%, 11/15/95                           229,486
                                                    ------------
                                                         676,415
                                                    ------------
Total Short-Term Corporate Notes
 (cost -- $876,256)                                 $    876,256
                                                    ------------
CORPORATE NOTES & BONDS -- 18.2%
CASINOS/GAMING -- 1.9%
$ 1,000,000    Harrah's Jazz Co.
                 14.25%, 11/15/01                   $    875,000
                                                    ------------
COSMETICS/TOILETRIES -- 3.8%
  2,000,000    Playtex Family Products Corp.
                 9.00%, 12/15/03                       1,790,000
                                                    ------------

 * Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                        UNIT
                                                                     VALUATION
                                                                         AS
                          DATE OF                             UNIT   OF OCTOBER
DESCRIPTION             ACQUISITION    PAR AMOUNT   SHARES    COST    31, 1995
-------------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         6/16/94      $1,404,189    --      $ 94    $    100
Security Capital
  Realty, Inc.
  Common Stock            8/02/93          --        1,800    684         882

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

------------------------------------------------------
PRINCIPAL                                                  VALUE
AMOUNT
------------------------------------------------------
ENTERTAINMENT -- 3.7%
$ 5,000,000    Time Warner, Inc.
                 Zero Coupon, 12/17/12              $  1,725,000
                                                    ------------
FOOD SERVICES -- 0.9%
  1,000,000    Shoney's, Inc.
                 Zero Coupon, 4/11/04                    402,500
                                                    ------------
OIL/GAS -- 3.7%
  2,000,000    Triton Energy Corp.
                 Zero Coupon, 11/01/97                 1,700,000
                                                    ------------
TELECOMMUNICATIONS -- 4.2%
  1,000,000    Comcast Corp.
                 10.625%, 7/15/12                      1,097,500
  1,500,000    Nextel Communications, Inc.
                 0.00/11.50%, 9/01/03**                  870,000
                                                    ------------
                                                       1,967,500
                                                    ------------
Total Corporate Notes & Bonds
 (cost -- $8,705,038)                               $  8,460,000
                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 6.5%
MANUFACTURING
$ 4,000,000    Mascotech, Inc.
                 4.50%, 12/15/03
                 (cost -- $3,042,591)               $  3,040,000
                                                    ------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
COMMON STOCKS -- 72.6%
AEROSPACE -- 4.4%
     25,000    McDonnell Douglas Corp.              $  2,043,750
                                                    ------------
AUTOMOTIVE -- 3.8%
     40,000    General Motors Corp.                    1,750,000
                                                    ------------
BANKING -- 7.6%
     32,000    Citicorp                                2,076,000
     50,000    U.S. Bancorp                            1,481,250
                                                    ------------
                                                       3,557,250
                                                    ------------
CHEMICALS -- 2.7%
     20,000    du Pont (E.I.) de Nemours & Co.         1,247,500
                                                    ------------
COMPUTER SOFTWARE -- 1.1%
      5,000    Microsoft Corp.*                     $    500,000
                                                    ------------
------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
CONGLOMERATES -- 3.4%
    100,000    Canadian Pacific Ltd.                   1,600,000
                                                    ------------
CONTAINERS -- 3.9%
     40,000    Temple-Inland, Inc.                     1,820,000
                                                    ------------
ELECTRONICS -- 0.2%
      1,000    Intel Corp.                                69,875
                                                    ------------
HEALTHCARE SERVICES -- 1.0%
     10,000    Columbia/HCA Healthcare Corp.             491,250
                                                    ------------
HOUSEHOLD PRODUCTS -- 4.0%
     40,000    Premark International, Inc.             1,850,000
                                                    ------------
INSURANCE -- 6.8%
     15,000    Ace, Ltd.                                 510,000
     10,000    AFLAC, Inc.                               407,500
     30,000    Progressive Corp., Ohio                 1,245,000
     20,000    Travelers, Inc.                         1,010,000
                                                    ------------
                                                       3,172,500
                                                    ------------
MACHINERY & ENGINEERING -- 3.9%
     45,000    Briggs & Stratton Corp.                 1,816,875
                                                    ------------
MEDIA/BROADCASTING -- 4.0%
     20,000    Tele-Communications Liberty Media
                 Group (Series A)*                       492,500
     80,000    Tele-Communications TCI Group
                 (Series A)*                           1,360,000
                                                    ------------
                                                       1,852,500
                                                    ------------
METALS/MINING -- 6.6%
    133,687    Freeport McMoRan, Copper & Gold
                 (Class A)                             3,058,090
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 0.5%
      1,000    Countrywide Credit Industries, Inc.        22,125
      3,000    Federal Home Loan Mortgage Corp.          207,750
                                                    ------------
                                                         229,875
                                                    ------------
OIL/GAS -- 1.6%
     10,000    Triton Energy Corp.*                 $    466,250
     15,000    Union Texas Petroleum Holdings,
                 Inc.                                    270,000
                                                    ------------
                                                         736,250
                                                    ------------

 * Non-income producing security.

** Represents a step-up floater which will receive 0.00% interest until 9/01/98, then will "step-up" to 11.50% until maturity.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                                     VALUE
------------------------------------------------------
PAPER PRODUCTS -- 4.0%
     35,000    Champion International Corp.            1,872,500
                                                    ------------
TELECOMMUNICATIONS -- 4.5%
     55,000    Sprint Corp.                            2,117,500
                                                    ------------
TEXTILES -- 8.6%
     20,000    Shaw Industries, Inc.                     255,000
     50,000    Unifi, Inc.                             1,125,000
     55,000    VF Corp.                                2,633,125
                                                    ------------
                                                       4,013,125
                                                    ------------
Total Common Stocks
 (cost -- $30,820,524)                              $ 33,798,840
                                                    ------------

Total Investments
   (cost -- $43,444,409)                   99.2%  $ 46,175,096
Other Assets in Excess of
   Other Liabilities                        0.8        358,263
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 46,533,359
                                         ------   ------------
                                         ------   ------------

U.S. GOVERNMENT INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 24.6%
$28,300,000    J.P. Morgan, 5.85%, 11/01/95
                 (proceeds at maturity:
                 $28,304,599, collateralized by
                 $27,265,000 par, $28,866,819
                 value, U.S. Treasury Notes,
                 7.50%, 10/31/99)
                 (cost -- $28,300,000)              $ 28,300,000
                                                    ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.6%
$   652,460    9.50%, 12/01/02 - 11/01/03
               (cost -- $657,455)                   $    679,981
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I -- 43.6%
$19,729,923    7.00%, 2/15/22 - 11/15/23            $ 19,594,181
 10,813,268    7.50%, 2/15/22 - 5/15/24               10,955,138
  7,998,232    8.00%, 4/15/02 - 5/15/25                8,250,767
 10,522,241    8.50%, 6/15/01 - 9/15/24               10,956,944
    449,937    10.50%, 1/15/98 - 12/15/00                472,573
                                                    ------------
Total Government National Mortgage
 Association I (cost -- $50,865,933)                $ 50,229,603
                                                    ------------
U.S. TREASURY NOTES -- 30.4%
$15,000,000    5.875%, 8/15/98                      $ 15,070,350
  5,000,000    6.125%, 5/31/97                         5,035,950
 14,000,000    7.75%, 11/30/99                        14,975,660
                                                    ------------
Total U.S. Treasury Notes
 (cost -- $34,397,838)                              $ 35,081,960
                                                    ------------

Total Investments
 (cost -- $114,221,226)                      99.2%  $114,291,544
                                           ------   ------------

------------------------------------------------
PRINCIPAL
AMOUNT
SUBJECT
TO PUT                                                     VALUE
------------------------------------------------------

WRITTEN PUT OPTIONS OUTSTANDING -- (0.1%)
$25,000,000  U.S. Treasury Notes, 6.125%,
               9/30/00, expiring Nov. '95, strike
               @ $101.3125
               (premium received: $132,812)         $   (117,188)
                                                    ------------

Other Assets in Excess of
 Other Liabilities                           0.9       1,067,411
                                           ------   ------------
TOTAL NET ASSETS                           100.0 %  $115,241,767
                                           ------   ------------
                                           ------   ------------

 * Non-income producing security.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS

INVESTMENT QUALITY INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 4.5%
MISCELLANEOUS FINANCIAL SERVICES
$ 1,800,000    Beneficial Corp.
                 5.75%, 11/06/95                    $  1,798,563
    570,000    Household Finance Corp.
                 5.73%, 11/06/95                         569,546
    425,000    Merrill Lynch & Co., Inc.
                 5.75%, 11/02/95                         424,932
                                                    ------------
Total Short-Term Corporate Notes
(cost -- $2,793,041)                                $  2,793,041
                                                    ------------
CORPORATE NOTES & BONDS -- 93.6%
AEROSPACE -- 3.4%
$ 2,000,000    Boeing Co.
                 7.50%, 8/15/42                     $  2,092,300
                                                    ------------
AIRLINES -- 2.9%
  1,000,000    American Airlines
                 9.73%, 9/29/14                        1,133,870
    550,000    Delta Air Lines, Inc.
                 10.375%, 2/01/11                        650,551
                                                    ------------
                                                       1,784,421
                                                    ------------
AUTOMOTIVE -- 3.6%
  2,000,000    Ford Motor Credit Co. (A)
                 8.875%, 11/15/22                      2,234,600
                                                    ------------
BANKING -- 6.5%
     70,000    NatWest Bancorp, Inc.
                 9.375%, 11/15/03                         81,979
  1,300,000    NCNB Corp.
                 10.20%, 7/15/15                       1,680,731
    500,000    RBSG Capital Corp.
                 10.125%, 3/01/04                        606,020
  1,500,000    Westpac Banking Corp.
                 9.125%, 8/15/01                       1,680,810
                                                    ------------
                                                       4,049,540
                                                    ------------
CHEMICALS -- 1.0%
    500,000    Rohm & Haas Co.
                 9.50%, 4/01/21                          607,720
                                                    ------------
CONGLOMERATES -- 4.0%
  2,000,000    Canadian Pacific Ltd.
                 9.45%, 8/01/21                        2,517,380
                                                    ------------
ENTERTAINMENT -- 5.2%
  3,000,000    Time Warner, Inc.
                 9.15%, 2/01/23                        3,253,800
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
INSURANCE -- 11.6%
$ 1,000,000    Aetna Life & Casualty Co.
                 8.00%, 1/15/17                     $  1,015,020
  1,200,000    Capital Holding Corp.
                 8.75%, 1/15/17                        1,263,636
  2,000,000    CNA Financial Corp.
                 7.25%, 11/15/23                       1,900,200
  3,000,000    Torchmark, Inc.
                 7.875%, 5/15/23                       3,064,440
                                                    ------------
                                                       7,243,296
                                                    ------------
LEASING -- 2.7%
  1,600,000    Ryder Systems, Inc.
                 8.75%, 3/15/17                        1,712,464
                                                    ------------
MACHINERY & ENGINEERING -- 3.3%
  1,750,000    Caterpillar, Inc.
                 9.75%, 6/01/19                        2,056,373
                                                    ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.4%
     20,000    Beneficial Corp.
                 12.875%, 8/01/13                         24,110
  1,500,000    BHP Finance USA Ltd.
                 8.50%, 12/01/12                       1,700,430
               Lehman Brothers, Inc.
    865,000    9.875%, 10/15/00                          955,280
    115,000    10.00%, 5/15/99                           127,045
    205,000    Midland American Capital Corp.
                 12.75%, 11/15/03                        240,533
  3,000,000    Prudential Funding Corp.
                 6.75%, 9/15/23 (B)                    2,672,760
  1,250,000    Source One Mortgage Services Corp.
                 9.00%, 6/01/12                        1,363,087
                                                    ------------
                                                       7,083,245
                                                    ------------
OIL/GAS -- 5.9%
  3,000,000    Occidental Petroleum Corp.
                 11.125%, 6/01/19                      3,677,430
                                                    ------------
PAPER PRODUCTS -- 0.2%
    100,000    Union Camp Corp.
                 10.00%, 5/01/19                         113,709
                                                    ------------
PIPELINES -- 3.1%
  1,500,000    TransCanada Pipelines Ltd.
                 9.875%, 1/01/21                       1,930,965
                                                    ------------
RETAIL -- 1.3%
               May Department Stores Co.
    250,000    9.875%, 6/01/17                           276,337
    405,000    10.625%, 11/01/10                         541,542
                                                    ------------
                                                         817,879
                                                    ------------

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------
TELECOMMUNICATIONS -- 11.8%
$ 2,500,000    New York Telephone Co.
                 9.375%, 7/15/31                    $  2,965,900
  2,000,000    Pacific Bell
                 8.50%, 8/15/31                        2,191,900
  2,000,000    Southern New England Telephone Co.
                 8.70%, 8/15/31                        2,168,720
                                                    ------------
                                                       7,326,520
                                                    ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.5%
  2,000,000    American Brands, Inc.
                 7.875%, 1/15/23                       2,153,300
                                                    ------------
UTILITIES -- 7.0%
  2,000,000    Hydro-Quebec
                 8.50%, 12/01/29                       2,203,280
  2,000,000    Southern California Edison Co.
                 8.875%, 6/01/24                       2,140,540
                                                    ------------
                                                       4,343,820
                                                    ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                                     VALUE
------------------------------------------------------

OTHER -- 5.2%
$ 1,447,305    DLJ Mortgage Acceptance Corp.
                 8.75%, 11/25/24                    $  1,471,276
  1,500,000    Nova Scotia (Province of)
                 8.875%, 7/01/19                       1,733,370
                                                    ------------
                                                       3,204,646
                                                    ------------
Total Corporate Notes & Bonds
  (cost -- $54,144,780)                             $ 58,203,408
                                                    ------------

Total Investments
  (cost -- $56,937,821)                   98.1 %  $ 60,996,449
Other Assets in Excess of
  Other Liabilities                        1.9       1,192,720
                                         ------   ------------
TOTAL NET ASSETS                         100.0 %  $ 62,189,169
                                         ------   ------------
                                         ------   ------------

(A) Security segregated (partial) as collateral for open futures contracts. The aggregate market value of such security is $558,650.

(B) Resale of the security is restricted to qualified institutional investors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                         QUEST FOR                     SMALL        GROWTH          U.S.      INVESTMENT
                                        VALUE FUND,   OPPORTUNITY   CAPITALIZATION     AND       GOVERNMENT     QUALITY
                                            INC.          FUND          FUND      INCOME FUND   INCOME FUND   INCOME FUND
                                        ------------  ------------  ------------  -----------   ------------  -----------
ASSETS
  Investments, at value (cost --
   $258,707,414, $542,282,713,
   $141,711,266, $43,444,409,
   $85,921,226 and $56,937,821,
   respectively)......................  $330,881,971  $641,676,243  $150,298,607  $46,175,096   $ 85,991,544  $60,996,449
  Repurchase agreement
   (cost -- $28,300,000)..............            --            --           --           --      28,300,000          --
  Cash................................        45,640       547,052      554,656       43,048         147,175      59,556
  Receivable for fund shares sold.....       530,951     3,886,531      429,526      135,588         112,467      66,286
  Dividends receivable                       243,046       997,122       50,222       40,770              --          --
  Interest receivable.................        70,681        80,486       85,156      232,993       1,100,769   1,428,564
  Receivable for investments sold.....            --     3,775,999    1,519,249           --              --          --
  Receivable for mortgage
   prepayments........................            --            --           --           --           9,512          --
  Deferred organization expenses......            --            --           --       19,361              --       1,598
  Other assets........................        39,549        22,478       12,365       17,891          30,144      12,304
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Assets......................   331,811,838   650,985,911  152,949,781   46,664,747     115,691,611  62,564,757
                                        ------------  ------------  ------------  -----------   ------------  -----------
LIABILITIES
  Written put options outstanding, at
   value (premiums received:
   $132,812)..........................            --            --           --           --         117,188          --
  Payable for fund shares redeemed....       246,415       541,931      381,171       39,485          94,741     182,432
  Distribution fee payable............        57,478       218,953       31,207        9,227          13,696      14,560
  Investment advisory fee payable.....        54,437       103,767       24,467        6,603          11,374       6,111
  Payable for investments purchased...            --    15,310,750    3,596,750           --              --          --
  Dividends payable...................            --            --           --           --         100,543      79,161
  Payable for futures variation
   margin.............................            --            --           --           --              --      33,750
  Other payables and accrued
   expenses...........................       141,605       299,396      101,188       76,073         112,302      59,574
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Liabilities.................       499,935    16,474,797    4,134,783      131,388         449,844     375,588
                                        ------------  ------------  ------------  -----------   ------------  -----------
NET ASSETS
  Par value...........................    22,865,787       259,205       86,170       42,633         102,228      57,180
  Paid-in-surplus.....................   211,941,042   523,701,982  131,509,611   41,486,396     124,603,694  59,929,025
  Accumulated undistributed net
   investment income (loss)...........     2,115,981     3,043,582      817,130       62,229        (100,543)     (1,302)
  Accumulated undistributed net
   realized gain (loss) on
   investments........................    22,214,536     8,112,815    7,814,746    2,211,414      (9,449,554) (1,441,862)
  Net unrealized appreciation on
   investments........................    72,174,557    99,393,530    8,587,341    2,730,687          85,942   3,646,128
                                        ------------  ------------  ------------  -----------   ------------  -----------
    Total Net Assets..................  $331,311,903  $634,511,114  $148,814,998  $46,533,359   $115,241,767  $62,189,169
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS A:
  Fund shares outstanding.............    19,476,461    14,934,153    6,717,417    3,395,059       9,111,820   4,144,692
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value per share...........  $      14.51  $      24.59  $     17.31   $    10.92    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Maximum offering price per share*...  $      15.35  $      26.02  $     18.32   $    11.46    $      11.83  $    11.42
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS B:
  Fund shares outstanding.............     2,682,851     8,945,500    1,369,612      700,417         855,263   1,207,703
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.37  $      24.33  $     17.11   $    10.88    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------
CLASS C:
  Fund shares outstanding.............       706,475     2,040,801      529,946      167,833         255,735     365,603
                                        ------------  ------------  ------------  -----------   ------------  -----------
  Net asset value and offering price
   per share..........................  $      14.35  $      24.31  $     17.11   $    10.89    $      11.27  $    10.88
                                        ------------  ------------  ------------  -----------   ------------  -----------
                                        ------------  ------------  ------------  -----------   ------------  -----------

*Sales charges decrease on purchases of $50,000 or higher.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED OCTOBER 31, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                GROWTH
                                  QUEST FOR                      SMALL           AND          U.S.       INVESTMENT
                                    VALUE      OPPORTUNITY   CAPITALIZATION     INCOME     GOVERNMENT      QUALITY
                                 FUND, INC.       FUND           FUND            FUND      INCOME FUND   INCOME FUND
                                 -----------   -----------   -------------    ----------   -----------   -----------
INVESTMENT INCOME
  Dividends*...................  $4,933,153    $5,805,392    $  1,902,266     $ 693,240    $       --    $
--
  Interest.....................   2,545,437     4,798,092       1,684,966     1,089,203     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total investment income....   7,478,590    10,603,484       3,587,232     1,782,443     8,894,940     4,872,959
                                 -----------   -----------   -------------    ----------   -----------   -----------
OPERATING EXPENSES
  Investment advisory fees
   (note 2a)...................   2,893,435     3,923,159       1,456,594       333,289       755,883       351,860
  Distribution fees (note
   2c).........................   1,607,236     2,665,031         859,394       191,723       455,179       311,219
  Transfer and dividend
   disbursing agent fees (note
   1i).........................     330,355       410,006         206,267        73,852       130,367        71,201
  Accounting service fees (note
   2b).........................          --       103,747         108,951       112,800       121,310       105,362
  Registration fees............      54,800       141,636          34,952        34,042        32,098        33,871
  Custodian fees...............      40,216        47,751          22,819        18,724        70,657        21,556
  Reports and notices to
   shareholders................      40,057        44,869          27,492         8,814        17,517        10,688
  Auditing, consulting and tax
   return preparation fees.....      24,597        18,515          18,514        14,435        40,367        17,355
  Directors'(Trustees') fees
   and expenses................      17,270        17,270          17,270         8,870        17,270        17,270
  Legal fees...................      11,749        10,120           7,222         4,721         6,836         5,236
  Amortization of deferred
   organization expenses (note
   1c).........................          --            --              --        19,148            --        12,374
  Miscellaneous................      19,575        13,337           9,189         4,500        14,726         5,566
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Total operating expenses...   5,039,290     7,395,441       2,768,664       824,918     1,662,210       963,558
    Less: Investment advisory
     fees waived (note 2a).....          --            --              --        (8,286)           --       (42,245)
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net operating expenses...   5,039,290     7,395,441       2,768,664       816,632     1,662,210       921,313
                                 -----------   -----------   -------------    ----------   -----------   -----------
      Net investment income....   2,439,300     3,208,043         818,568       965,811     7,232,730     3,951,646
                                 -----------   -----------   -------------    ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
   security transactions.......  22,321,532     8,125,065       8,630,413     2,227,731    (3,475,568)      (24,232)
  Net realized loss on option
   transactions (note 1f)....          --            --              --            --      (267,734)           --
  Net realized loss on futures
   transactions (note 1g)......          --            --         (86,670)           --            --      (464,750)
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss) on
     investments...............  22,321,532     8,125,065       8,543,743     2,227,731    (3,743,302)     (488,982)
  Net change in unrealized
   appreciation (depreciation)
   on investments..............  39,322,642    85,013,107       3,040,965     2,324,387     9,332,957     7,336,722
                                 -----------   -----------   -------------    ----------   -----------   -----------
    Net realized gain (loss)
     and change in unrealized
     appreciation
     (depreciation) on
     investments...............  61,644,174    93,138,172      11,584,708     4,552,118     5,589,655     6,847,740
                                 -----------   -----------   -------------    ----------   -----------   -----------
  Net increase in net assets
   resulting from operations...  $64,083,474   $96,346,215   $ 12,403,276     $5,517,929   $12,822,385   $10,799,386
                                 -----------   -----------   -------------    ----------   -----------   -----------
                                 -----------   -----------   -------------    ----------   -----------   -----------


* Net of withholding taxes of $6,473, $732 and $1,752 for Quest for Value, Small Capitalization and Growth and Income, respectively.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               QUEST FOR VALUE FUND,
                                                                        INC.                OPPORTUNITY FUND
                                                               YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                              ------------------------  ------------------------
                                                                 1995         1994         1995         1994
                                                              -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss)..............................  $ 2,439,300  $ 1,726,225  $ 3,208,043  $ 1,397,364
  Net realized gain (loss) on investments...................   22,321,532   16,664,331    8,125,065    7,139,720
  Net change in unrealized appreciation (depreciation) on
   investments..............................................   39,322,642   (6,250,090)  85,013,107    4,721,481
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................   64,083,474   12,140,466   96,346,215   13,258,565
                                                              -----------  -----------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income -- Class A..........................   (1,649,576)    (819,873)  (1,066,642)  (2,269,483)
  Net investment income -- Class B..........................     (108,497)     (11,801)    (335,822)     (98,258)
  Net investment income -- Class C..........................      (29,366)      (2,040)     (56,920)     (21,098)
  Net realized gains -- Class A.............................  (15,501,438)  (9,227,704)  (5,314,298)  (1,498,248)
  Net realized gains -- Class B.............................   (1,014,005)    (115,604)  (1,562,718)     (30,484)
  Net realized gains -- Class C.............................     (255,884)     (11,081)    (267,734)     (11,476)
  Tax return of capital -- Class A..........................           --           --           --           --
  Tax return of capital -- Class B..........................           --           --           --           --
  Tax return of capital -- Class C..........................           --           --           --           --
                                                              -----------  -----------  -----------  -----------
    Total dividends and distributions to shareholders.......  (18,558,766) (10,188,103)  (8,604,134)  (3,929,047)
                                                              -----------  -----------  -----------  -----------
FUND SHARE TRANSACTIONS
  CLASS A
  Net proceeds from sales...................................   53,027,793   61,908,256  201,988,591   90,332,759
  Reinvestment of dividends and distributions...............   16,047,556    9,385,655    6,034,648    3,405,284
  Cost of shares redeemed...................................  (64,462,161) (80,014,950) (60,771,127) (65,200,453)
                                                              -----------  -----------  -----------  -----------
    Net increase (decrease) -- Class A......................    4,613,188   (8,721,039) 147,252,112   28,537,590
                                                              -----------  -----------  -----------  -----------
  CLASS B
  Net proceeds from sales...................................   22,392,431   12,409,864  160,670,137   40,604,196
  Reinvestment of dividends and distributions...............    1,045,812      123,599    1,804,130      124,021
  Cost of shares redeemed...................................   (3,681,109)    (544,061) (14,031,965)  (1,026,439)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class B.................................   19,757,134   11,989,402  148,442,302   39,701,778
                                                              -----------  -----------  -----------  -----------
  CLASS C
  Net proceeds from sales...................................    6,835,837    3,521,667   40,882,367    6,945,412
  Reinvestment of dividends and distributions...............      280,898       13,020      314,274       32,567
  Cost of shares redeemed...................................   (1,738,997)    (271,901)  (4,067,767)    (254,081)
                                                              -----------  -----------  -----------  -----------
    Net increase -- Class C.................................    5,377,738    3,262,786   37,128,874    6,723,898
                                                              -----------  -----------  -----------  -----------
  Total net increase (decrease) in net assets from fund
   share transactions.......................................   29,748,060    6,531,149  332,823,288   74,963,266
                                                              -----------  -----------  -----------  -----------
    Total increase (decrease) in net assets.................   75,272,768    8,483,512  420,565,369   84,292,784
NET ASSETS
  Beginning of year.........................................  256,039,135  247,555,623  213,945,745  129,652,961
                                                              -----------  -----------  -----------  -----------
  End of year (including undistributed net investment income
   (loss) of $2,115,981, $1,464,120; $3,043,582, $1,291,867;
   $817,130, ($238,336); $62,229, $127,460; ($100,543), $0
   and ($1,302), $0, respectively)..........................  $331,311,903 $256,039,135 $634,511,114 $213,945,745
                                                              -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------


*Certain figures have been restated to conform to current year presentation for
 Opportunity, Growth and Income and U.S. Government.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

   SMALL CAPITALIZATION                                 U.S. GOVERNMENT INCOME
           FUND              GROWTH AND INCOME FUND              FUND                INVESTMENT QUALITY
                                                                                        INCOME FUND
  YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
--------------------------  ------------------------  --------------------------  ------------------------
    1995          1994         1995         1994          1995          1994         1995         1994
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$    818,568  $   (238,336) $   965,811  $   966,108  $  7,232,730  $  8,291,969  $ 3,951,646  $ 3,846,353
   8,543,743     3,366,835    2,227,731    1,768,686    (3,743,302)   (4,366,839)    (488,982)    (952,880)
   3,040,965    (3,118,979)   2,324,387     (189,442)    9,332,957   (11,007,688)   7,336,722   (9,068,979)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  12,403,276         9,520    5,517,929    2,545,352    12,822,385    (7,082,558)  10,799,386   (6,175,506)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
          --            --     (917,781)    (936,128)   (6,680,576)   (8,071,564)  (3,164,967)  (3,482,793)
          --            --     (105,700)     (41,545)     (464,033)     (196,735)    (586,935)    (244,424)
          --            --      (17,697)      (7,305)      (89,583)      (39,362)    (199,744)    (119,136)
  (3,010,761)   (8,036,736)  (1,275,011)  (4,278,474)           --    (3,218,859)          --     (367,910)
    (434,007)     (160,831)    (129,812)    (152,311)           --       (42,833)          --      (10,112)
     (91,772)      (19,543)     (20,124)     (19,378)           --        (7,144)          --         (637)
          --            --           --           --      (140,061)           --           --           --
          --            --           --           --        (8,675)           --           --           --
          --            --           --           --        (1,431)           --           --           --
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  (3,536,540)   (8,217,110)  (2,466,125)  (5,435,141)   (7,384,359)  (11,576,497)  (3,951,646)  (4,225,012)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  38,194,245   127,081,752    8,471,883    5,937,491    18,642,107    17,007,814    8,023,597   12,621,718
   2,840,961     7,215,556    2,097,137    5,008,623     5,896,557     9,588,703    2,288,961    2,758,350
 (52,052,199) (111,134,238)  (6,705,888)  (6,040,040)  (50,011,121)  (74,313,512) (17,520,761) (20,364,228)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
 (11,016,993)   23,163,070    3,863,132    4,906,074   (25,472,457)  (47,716,995)  (7,208,203)  (4,984,160)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
  10,160,304    15,275,222    4,674,731    2,763,975     5,110,647     6,748,251    7,327,816    6,440,954
     408,265       148,570      217,205      188,513       319,245       187,137      462,628      185,172
  (4,495,109)     (811,203)    (533,417)    (260,750)   (3,026,400)     (964,994)  (2,363,759)    (800,932)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,073,460    14,612,589    4,358,519    2,691,738     2,403,492     5,970,394    5,426,685    5,825,194
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   6,393,572     3,345,761    1,497,250      341,819     2,026,463     1,424,484    1,204,849    3,141,700
      88,907        18,810       36,149       26,593        85,658        46,127       93,152       93,436
  (1,180,484)     (229,505)    (232,677)      (4,696)     (533,211)     (289,465)    (285,205)    (422,838)
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   5,301,995     3,135,066    1,300,722      363,716     1,578,910     1,181,146    1,012,796    2,812,298
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
     358,462    40,910,725    9,522,373    7,961,528   (21,490,055)  (40,565,455)    (768,722)   3,653,332
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
   9,225,198    32,703,135   12,574,177    5,071,739   (16,052,029)  (59,224,510)   6,079,018   (6,747,186)
 139,589,800   106,886,665   33,959,182   28,887,443   131,293,796   190,518,306   56,110,151   62,857,337
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
$148,814,998  $139,589,800  $46,533,359  $33,959,182  $115,241,767  $131,293,796  $62,189,169  $56,110,151
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------
------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Funds are registered under the Investment Company Act of 1940, as diversified, open-end management investment companies. Quest for Value Fund, Inc. ("Quest for Value") is a Maryland corporation. Opportunity Fund ("Opportunity"), Small Capitalization Fund ("Small Capitalization"), Growth and Income Fund ("Growth and Income"), U.S. Government Income Fund ("U.S. Government") and Investment Quality Income Fund ("Investment Quality") are five of nine funds offered in the Quest for Value Family of Funds, a Massachusetts business trust. Quest for Value Advisors (the "Adviser") serves as investment adviser and provides accounting and administrative services to each fund. Quest for Value Distributors (the "Distributor") serves as each fund's distributor. Both the Adviser and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    Prior to September 1, 1993, the funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date all funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charges and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securites are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Directors (Trustees) using methods which include current market quotations from major market makers in the securities and trader-reviewed "matrix" prices. Futures contracts are valued based upon their daily settlement value as of the close of the exchange upon which they trade. OTC options are valued based upon formulas which utilize the market value of the underlying securities, strike prices and expiration dates of the options. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair values as determined in good faith under procedures established by each fund's Board of Directors (Trustees). The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic or political development in a specific state, industry or region.

    (B) FEDERAL INCOME TAXES

    It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    The following approximate costs were incurred in connection with their organization: Growth and Income -- $96,000 and Investment Quality -- $62,000. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencement of each fund's operations.

    (D) SECURITY TRANSACTIONS AND OTHER INCOME

    Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------
date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Net investment income, other than class specific expenses and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets, as defined, of each class.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes each fund's dividend and capital gain declaration policy:

                                       SHORT-TERM  LONG-TERM
                             INCOME     CAPITAL     CAPITAL
                           DIVIDENDS     GAINS       GAINS
                           ----------  ----------  ----------
Quest for Value             annually    annually    annually
Opportunity                 annually    annually    annually
Small Capitalization        annually    annually    annually
Growth and Income          quarterly    annually    annually
U.S. Government             daily *    quarterly    annually
Investment Quality          daily *     annually    annually

* paid monthly.

    Each fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized gain(loss) and net assets were not affected.

    As required by Statement of Position 93 - 2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, the following table discloses the reclassifications from accumulated undistributed net investment income(loss) and accumulated undistributed capital gain(loss) on investments to paid-in-surplus during the fiscal year ended October 31, 1995:

                           ACCUMULATED
                           UNDISTRIBUTED
                              NET         ACCUMULATED
                           INVESTMENT    UNDISTRIBUTED      PAID
                             INCOME      NET REALIZED        IN
                             (LOSS)       GAIN (LOSS)     SURPLUS
                           ----------   ---------------   --------
Quest for Value               --             --              --
Opportunity                    3,056          (5,991)        2,935
Small Capitalization         236,898        (559,292)      322,394
Growth and Income             10,136        (152,783)      142,647
U.S. Government              (99,081)       (407,920)      507,001
Investment Quality            (1,302)        --              1,302

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (F) WRITTEN OPTIONS ACCOUNTING POLICIES

    When a fund writes a call option or a put option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which a fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchases upon exercise of the option.

    (G) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, cash equivalents or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded. At October 31, 1995, Investment Quality had the following futures contracts open:

                                                                    NET
                          NUMBER OF                             UNREALIZED
          TYPE            CONTRACTS    SHORT VALUE  EXPIRATION     LOSS
---------------------------------------------------------------------------
 CBT U.S. Treasury Bond      120       $13,635,000   Dec. '95    $412,500

    (H) REPURCHASE AGREEMENTS

    U.S. Government enters into repurchase agreements as part of its investment program. The fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default by the obligor to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (I) ALLOCATION OF EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the year ended October 31, 1995, transfer and dividend disbursing agent fees accrued to classes A, B and C were $279,089, $36,906 and $14,360, respectively, for Quest for Value; $236,086,
$141,736 and  $32,184,  respectively,  for Opportunity;  $146,564,  $44,501  and
$15,202, respectively, for Small Capitalization; $61,191, $8,864 and $3,797, respectively, for Growth and Income; $117,106, $8,732 and $4,529, respectively, for U.S. Government and $58,422, $8,814 and $3,965, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, ACCOUNTING SERVICES FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (A) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: 1.00% for Quest for Value, Opportunity and Small Capitalization, respectively; .85% for Growth and Income and .60% for U.S. Government and Investment Quality, respectively. For the year ended October 31, 1995, the Adviser voluntarily waived $8,286 and $42,245 in investment advisory fees for Growth and Income and Investment Quality, respectively.

    (B) A portion of the accounting services fee for Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality is payable monthly to the Adviser. These funds reimburse the Adviser for a portion of the salaries of officers and employees of Oppenheimer Capital based upon the amount of time such persons spend in providing services to each fund in accordance with the provisions of the Investment Advisory Agreement. For the year ended October 31, 1995, the Adviser received $48,747, $53,951, $57,800, $56,310 and $50,362, respectively.

    (C) The funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which each fund is permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the funds pay the Distributor compensation, accrued daily and payable monthly on each fund's average daily net assets for Class A shares at the following annual rates: .25% for Quest for Value, Opportunity and Small Capitalization, .05% for U.S. Government and .15% for Investment Quality and Growth and Income. Each fund's Class A shares also pay a service fee at the annual rate of .25%. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

    For the year ended October 31, 1995, distribution and service fees charged to classes A, B and C were $1,286,200, $253,926 and $67,110, respectively, for Quest for Value; $1,258,129, $1,165,226 and $241,676, respectively, for
Opportunity; $597,200, $201,055 and $61,139, respectively, for Small Capitalization; $133,588, $48,455 and $9,680, respectively, for Growth and Income; $344,839, $92,104 and $18,236, respectively, for U.S. Government and $183,475, $95,449 and $32,295, respectively, for Investment Quality Income. These expenses are consolidated, by fund, in the accompanying Statements of Operations.

    (D) Total brokerage commissions paid by Quest for Value, Opportunity, Small Capitalization and Growth and Income were $309,310, $647,240, $400,477 and $112,411, respectively, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $156,970, $266,868, $161,399 and $54,131, respectively, for the year ended October 31, 1995.

    (E) Oppenheimer & Co., Inc. has informed the funds that it received approximately $390,000, $959,000, $241,000, $35,000, $162,000 and $88,000 in
connection with the sale of Class A shares for Quest for Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Distributor has also informed the funds that it received contingent deferred sales charges on the redemption of Class A and Class C shares of approximately $10,000, $20,000, $10,000, $100, $6,000 and $2,000 for Quest for
Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1995.

    For the year ended October 31, 1995, the Distributor had assigned the right to receive the compensation and contingent deferred sales charge on Class B shares to a bank in return for the bank's reimbursement to the Distributor of commissions paid by the Distributor to brokers/dealers on the sale of Class B shares.

3. PURCHASES AND SALES OF SECURITIES

    For the year ended October 31, 1995, purchases and sales of investment securities, other than short-term securities, were as follows:

              QUEST FOR                        SMALL         GROWTH AND       U.S.      INVESTMENT
                VALUE       OPPORTUNITY    CAPITALIZATION      INCOME      GOVERNMENT    QUALITY
             ------------  -------------  ----------------   -----------  ------------  ----------
Purchases    $ 89,609,378  $ 350,805,248  $   92,530,292     $54,163,330  $259,064,073  $5,329,244
Sales         116,160,440     67,743,053      99,613,323      41,657,071   304,565,951   4,275,980

The following table summarizes activity in written option transactions for U.S. Government for the year ended October 31, 1995:

                                                CONTRACTS     PREMIUMS
                                               -----------   -----------
Option contracts written: Outstanding
 beginning of year                                      2    $   142,188
  Options written                                      47      3,306,327
  Options terminated in closing purchase
   transactions                                       (25)    (1,788,359)
  Options exercised                                   (15)      (920,313)
  Options expired                                      (8)      (607,031)
                                                      ---    -----------
Option contracts written: Outstanding end of
 year                                                   1    $   132,812
                                                      ---    -----------
                                                      ---    -----------

--------------------------------------------------------------------------------

4. FUND SHARE TRANSACTIONS

    The following tables summarize the fund share activity for the two years ended October 31, 1995:

                                                QUEST FOR VALUE               OPPORTUNITY            SMALL CAPITALIZATION
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................     4,045,256     5,077,999     9,028,138     4,781,210     2,307,655     7,804,081
  Dividends and distributions
   reinvested...........................     1,440,961       797,941       328,864       186,714       181,647       450,409
  Redeemed..............................    (4,924,606)   (6,566,112)   (2,718,312)   (3,470,990)   (3,125,095)   (6,835,042)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       561,611      (690,172)    6,638,690     1,496,934      (635,793)    1,419,448
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................     1,718,575     1,020,362     7,259,921     2,145,988       620,242       936,328
  Dividends and distributions
   reinvested...........................        94,418        10,514        98,923         6,821        26,272         9,286
  Redeemed..............................      (277,524)      (44,566)     (624,721)      (54,500)     (271,244)      (50,575)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................     1,535,469       986,310     6,734,123     2,098,309       375,270       895,039
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       523,083       289,679     1,828,198       367,367       389,503       205,454
  Dividends and distributions
   reinvested...........................        25,381         1,106        17,240         1,789         5,721         1,176
  Redeemed..............................      (127,913)      (22,509)     (176,839)      (13,680)      (71,284)      (13,923)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       420,551       268,276     1,668,599       355,476       323,940       192,707
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase................     2,517,631       564,414    15,041,412     3,950,719        63,417     2,507,194
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

                                               GROWTH AND INCOME            U.S. GOVERNMENT           INVESTMENT QUALITY
                                           -------------------------   -------------------------   -------------------------
                                            YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                           -------------------------   -------------------------   -------------------------
                                              1995          1994          1995          1994          1995          1994
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued................................       790,817       591,037     1,685,034     1,484,549       777,291     1,194,443
  Dividends and distributions
   reinvested...........................       216,701       506,743       534,322       839,276       222,241       263,168
  Redeemed..............................      (641,530)     (600,435)   (4,526,190)   (6,552,668)   (1,706,041)   (1,940,417)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease).............       365,988       497,345    (2,306,834)   (4,228,843)     (706,509)     (482,806)
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS B
  Issued................................       438,682       269,571       467,177       594,901       708,238       614,495
  Dividends and distributions
   reinvested...........................        22,368        19,104        28,912        16,698        44,636        18,150
  Redeemed..............................       (51,318)      (26,407)     (272,297)      (86,599)     (228,114)      (77,488)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       409,732       262,268       223,792       525,000       524,760       555,157
                                           -----------   -----------   -----------   -----------   -----------   -----------
CLASS C
  Issued................................       140,694        33,894       182,514       123,553       116,706       290,357
  Dividends and distributions
   reinvested...........................         3,711         2,697         7,733         4,123         8,984         9,047
  Redeemed..............................       (21,778)         (469)      (47,976)      (25,877)      (27,176)      (41,081)
                                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase........................       122,627        36,122       142,271       101,799        98,514       258,323
                                           -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase (decrease).....       898,347       795,735    (1,940,771)   (3,602,044)      (83,235)      330,674
                                           -----------   -----------   -----------   -----------   -----------   -----------
                                           -----------   -----------   -----------   -----------   -----------   -----------

OCTOBER 31, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At   October   31,  1995,   the   composition  of   unrealized  appreciation
(depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                APPRECIATION  (DEPRECIATION)       NET        TAX COST
                                ------------  --------------   -----------  ------------
Quest for Value                 $72,832,935   $    (782,009)   $72,050,926  $258,831,045
Opportunity                     107,623,664      (8,230,134)    99,393,530   542,282,713
Small Capitalization             13,114,205      (4,646,081)     8,468,124   141,830,483
Growth and Income                 3,674,355      (1,106,543)     2,567,812    43,607,284
U.S. Government                     852,086      (2,085,345)    (1,233,259)  115,524,803
Investment Quality                4,461,416        (402,788)     4,058,628    56,937,821

6. AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                                 QUEST                      SMALL         GROWTH       U.S.     INVESTMENT
                               FOR VALUE   OPPORTUNITY  CAPITALIZATION  AND INCOME  GOVERNMENT   QUALITY
                               ----------  -----------  --------------  ----------  ----------  ----------
Authorized fund shares         35,000,000   unlimited     unlimited     unlimited   unlimited   unlimited
Par value per share              $1.00        $.01           $.01          $.01        $.01        $.01

7. DIVIDENDS AND DISTRIBUTIONS

    The following tables summarize the per share dividends and distributions made for the two years ended October 31, 1995:

                                       QUEST FOR                         SMALL
                                         VALUE        OPPORTUNITY    CAPITALIZATION
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.083 $ 0.040 $ 0.117 $ 0.326     --      --
  Class B..........................    0.074   0.031   0.117   0.313     --      --
  Class C..........................    0.081   0.033   0.117   0.312     --      --
NET REALIZED GAINS:
  Class A..........................  $ 0.828 $ 0.469 $ 0.614 $ 0.219 $ 0.415 $ 1.331
  Class B..........................    0.828   0.469   0.614   0.219   0.415   1.331
  Class C..........................    0.828   0.469   0.614   0.219   0.415   1.331

                                       GROWTH AND         U.S.         INVESTMENT
                                         INCOME        GOVERNMENT       QUALITY
                                     --------------  --------------  --------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     --------------  --------------  --------------
                                      1995    1994    1995    1994    1995    1994
                                     ------  ------  ------  ------  ------  ------
NET INVESTMENT INCOME:
  Class A..........................  $ 0.289 $ 0.319 $ 0.639 $ 0.593 $ 0.707 $ 0.680
  Class B..........................    0.242   0.265   0.562   0.510   0.646   0.609
  Class C..........................    0.209   0.261   0.549   0.509   0.643   0.608
NET REALIZED GAINS:
  Class A..........................  $ 0.422 $ 1.669     --  $ 0.213     --  $ 0.069
  Class B..........................    0.422   1.669     --    0.213     --    0.069
  Class C..........................    0.422   1.669     --    0.213     --    0.069
TAX RETURN OF CAPITAL:
  Class A..........................      --      --  $ 0.013     --      --      --
  Class B..........................      --      --    0.013     --      --      --
  Class C..........................      --      --    0.013     --      --      --

--------------------------------------------------------------------------------

8. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    During the year ended October 31, 1995, U.S. Government wrote covered options and Small Capitalization and Investment Quality entered into futures contracts in order to hedge their existing portfolio securities against fluctuations in value. Written options and futures contracts involve elements of market risk in excess of the amounts reflected in the fund's Statements of Assets and Liabilities. A fund, as a writer of an option, has no control over whether the option is exercised. The underlying security may be sold and, as a result, a fund bears the market risk of an unfavorable change in the price of the security underlying the written option. For futures contracts, the contract amount reflects the extent of a fund's exposure to off balance sheet risk. Written options and futures contracts also have elements of credit risk; i.e. the risk that the counterparty may not perform. If the option or futures contracts are traded through a regulated exchange, the counterparty risk is generally eliminated since the exchange interposes itself into the transaction. If, however, the option or futures contracts are traded in the over-the-counter market, counterparty risk can exist.

9. NET CAPITAL LOSS CARRYOVERS

    For the fiscal year ended October 31, 1995, Growth and Income will utilize $188,067 of net capital loss carryovers. Growth and Income has net capital loss carryovers of $233,749 of which $177,811 and $55,938 will be available, to the extent provided by regulations, to offset future net capital gains realized through the fiscal years ending 1996 and 2000, respectively. However, due to the acquisition of the Unified Income Fund and the Unified Mutual Shares Fund in 1992, the loss carryovers are further limited by IRC Section 382 to $188,067 annually. As a result, Growth and Income had $370,083 of net capital loss carryover expire on October 31, 1995 which is no longer available for future periods. In addition, U.S. Government, at October 31, 1995, had a net capital loss carryover of $8,145,977 available, to the extent provided by regulations, to offset future net capital gains realized before the end of fiscal year 2003. Also at October 31, 1995, Investment Quality had a net capital loss carryover of $1,854,362 of which $952,880 and $901,482 will be available to offset future net capital gains realized through the fiscal years ending 2002 and 2003, respectively. To the extent that the capital loss carryovers are used to offset future net capital gains, it is probable that the gains so offset will not be distributed to shareholders.

10. SUBSEQUENT EVENTS

    (a) On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with Oppenheimer Management Corporation ("OMC") which resulted in the sale to OMC of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of the management agreements and other contracts relating to certain Quest for Value Funds and the use of the name "Quest for Value". As part of the transaction, certain former Quest for Value Funds, including the Quest for Value Fund and the Opportunity Fund, the Small Capitalization Fund, the Growth and Income Fund and the Officers Fund, portfolios of the Quest for Value Family of Funds, have entered into an investment advisory agreement with OMC and OMC has entered into a sub-advisory agreement with OpCap Advisors with respect to each of such funds. Pursuant to the transaction, the U.S. Government Income Fund, the Investment Quality Income Fund, the National Tax-Exempt Fund, the California Tax-Exempt Fund and the New York Tax-Exempt Fund were merged, as part of a tax-free reorganization, into the Oppenheimer U.S. Government Trust, the Oppenheimer Bond Fund, the Oppenheimer Tax-Free Bond Fund, the Oppenheimer California Tax-Exempt Fund and the Oppenheimer New York Tax-Exempt Fund, respectively.

    (b) On November 22, 1995, U.S. Government and Investment Quality paid the following per share net investment income dividends to shareholders of record on the close of business November 22, 1995:

                                CLASS   CLASS   CLASS
                                  A       B       C
                                ------  ------  ------
U.S. Government                 $0.0352 $0.0302 $0.0298
Investment Quality               0.0384  0.0345  0.0343

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 12.59        $  0.12      $  2.71      $  2.83      ($ 0.08)     ($ 0.83)     ($ 0.91)
  1994                               12.51           0.09         0.50         0.59        (0.04)       (0.47)       (0.51)
  1993                               11.71           0.05         1.34         1.39        (0.05)       (0.54)       (0.59)
  1992                               10.61           0.04         1.77         1.81        (0.07)       (0.64)       (0.71)
  1991                                7.84           0.09         2.84         2.93        (0.16)          --        (0.16)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               12.53           0.05         2.69         2.74        (0.07)       (0.83)       (0.90)
  1994                               12.51           0.02         0.50         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.14)       (0.15)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               12.52           0.04         2.70         2.74        (0.08)       (0.83)       (0.91)
  1994                               12.50           0.01         0.51         0.52        (0.03)       (0.47)       (0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.66(3)       (0.01)       (0.15)       (0.16)          --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Quest for Value Fund, Inc.
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $14.51       24.74%      $282,615     1.68%(1)       0.90%(1)        36%
  1994                         12.59        5.01%       238,085     1.71%          0.72%           49%
  1993                         12.51       12.27%       245,320     1.75%          0.40%           27%
  1992                         11.71       18.45%       142,939     1.75%          0.53%           41%
  1991                         10.61       37.94%        79,914     1.83%          1.06%           48%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         14.37       24.08%        38,557     2.21%(1)       0.36%(1)        36%
  1994                         12.53        4.43%        14,373     2.24%          0.14%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.51       (1.19%)        2,015     2.27%(5)      (1.19%)(5)       27%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         14.35       24.10%        10,140     2.26%(1)       0.31%(1)        36%
  1994                         12.52        4.45%         3,581     2.28%          0.09%           49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          12.50       (1.26%)          221     2.27%(5)      (0.90%)(5)       27%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $257,239,913, $25,392,617 AND $6,711,023, RESPECTIVELY.

Opportunity Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 19.69        $  0.23      $  5.40      $  5.63      ($ 0.12)     ($ 0.61)     ($ 0.73)
  1994                               18.71           0.18         1.35         1.53        (0.33)       (0.22)       (0.55)
  1993                               16.73           0.35         2.02         2.37        (0.07)       (0.32)       (0.39)
  1992                               14.29           0.09         2.93         3.02        (0.03)       (0.55)       (0.58)
  1991                                9.74           0.03         4.78         4.81        (0.23)       (0.03)       (0.26)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               19.59           0.11         5.36         5.47        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.34         1.42        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               19.58           0.08         5.38         5.46        (0.12)       (0.61)       (0.73)
  1994                               18.70           0.08         1.33         1.41        (0.31)       (0.22)       (0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                18.73(3)        0.02        (0.05)       (0.03)          --           --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $24.59       29.88%      $367,240     1.69%(1)       1.02%(1)        21%
  1994                         19.69        8.41%       163,340     1.78%          0.96%           42%
  1993                         18.71       14.34%       127,225     1.83%          2.69%           24%
  1992                         16.73       21.93%        40,563     2.27%          0.72%           32%
  1991                         14.29       50.44%         8,446     2.35%(2)       0.30%(2)        88%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         24.33       29.19%       217,663     2.21%(1)       0.48%(1)        21%
  1994                         19.59        7.84%        43,317     2.34%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)        2,115     2.52%(5)       1.32%(5)        24%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         24.31       29.16%        49,608     2.31%(1)       0.37%(1)        21%
  1994                         19.58        8.06%         7,289     2.35%          0.43%           42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          18.70       (0.16%)          313     2.52%(5)       1.13%(5)        24%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $251,625,672, $116,522,609 AND $24,167,608, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net      Total
                                     Value,       Investment    (Loss)        from       from Net     Realized     Dividends
                                   Beginning       Income         on        Investment   Investment   Gain on        and
                                   of Period      (Loss)*      Investments  Operations    Income      Investments  Distributions
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 16.33        $  0.11      $  1.29      $  1.40      $    --      ($ 0.42)     ($ 0.42)
  1994                               17.68          (0.03)        0.01        (0.02)          --        (1.33)       (1.33)
  1993                               14.60          (0.04)        4.26         4.22           --        (1.14)       (1.14)
  1992                               13.52             --         1.50         1.50           --        (0.42)       (0.42)
  1991                                8.80          (0.05)        4.85         4.80        (0.08)          --        (0.08)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               16.24           0.02         1.27         1.29           --        (0.42)       (0.42)
  1994                               17.66          (0.11)        0.02        (0.09)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.49         0.47           --           --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               16.23           0.01         1.29         1.30           --        (0.42)       (0.42)
  1994                               17.67          (0.13)        0.02        (0.11)          --        (1.33)       (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                17.19(3)       (0.02)        0.50         0.48           --           --           --


                                                                                 RATIOS
                                                                   -----------------------------------
                                                                   Ratio of
                                                                      Net         Ratio of
                                                                   Operating         Net
                                Net                      Net       Expenses      Investment
                               Asset                    Assets        to           Income
                              Value,                    End of      Average        (Loss)        Portfolio
                              End of       Total        Period        Net        to Average      Turnover
                              Period      Return**     (000's)      Assets       Net Assets      Rate
Small Capitalization Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $17.31        8.82%      $116,307     1.80%(1)       0.67%(1)        76%
  1994                         16.33        0.04%      120,102      1.88%         (0.14%)          67%
  1993                         17.68       30.21%      104,898      1.89%         (0.36%)          74%
  1992                         14.60       11.60%       39,693      2.11%         (0.04%)          95%
  1991                         13.52       55.01%       20,686      2.25%(2)      (0.41%)(2)      103%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.17%       23,440      2.37%(1)       0.09%(1)        76%
  1994                         16.24       (0.39%)      16,144      2.48%         (0.70%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.66        2.73%        1,754      2.57%(5)      (1.15%)(5)       74%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         17.11        8.24%        9,068      2.38%(1)       0.08%(1)        76%
  1994                         16.23       (0.51%)       3,344      2.59%         (0.81%)          67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          17.67        2.79%          235      2.57%(5)      (1.20%)(5)       74%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $119,440,010, $20,105,476 AND $6,113,900, RESPECTIVELY.
(2) DURING THE PERIOD NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEE AND ASSUMED A PORTION OF THE OPERATING EXPENSES. IF SUCH WAIVER AND ASSUMPTION HAD NOT BEEN IN EFFECT, THE RATIO OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991.

Growth and Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.09        $  0.27      $  1.27      $  1.54      ($ 0.29)     ($ 0.42)     ($ 0.71)
  1994                               11.24           0.32         0.55         0.87        (0.32)       (1.70)       (2.02)
  1993                               10.80           0.30         0.73         1.03        (0.26)       (0.33)       (0.59)
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992                10.00(3)        0.28         0.80         1.08        (0.28)          --        (0.28)
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.19         1.28         1.47        (0.24)       (0.42)       (0.66)
  1994                               11.23           0.25         0.56         0.81        (0.27)       (1.70)       (1.97)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.07           0.15         1.30         1.45        (0.21)       (0.42)       (0.63)
  1994                               11.23           0.24         0.56         0.80        (0.26)       (1.70)       (1.96)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.21(3)        0.04         0.05         0.09        (0.07)          --        (0.07)

Class A,
 YEAR ENDED OCTOBER 31,
  1995                        $10.92       16.35%      $37,082      1.99%(1,2)     2.60%(1,2)     130%
  1994                         10.09        8.64%       30,576      1.86%(2)       3.16%(2)       113%
  1993                         11.24        9.93%       28,466      1.90%(2)       2.66%(2)       192%
 NOVEMBER 4, 1991 (6)
  TO OCTOBER 31, 1992          10.80       10.84%        8,057      2.23%(2,5)     2.73%(2,5)      77%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                         10.88       15.65%        7,623      2.59%(1,2)     1.71%(1,2)     130%
  1994                         10.07        7.96%        2,928      2.47%(2)       2.53%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          319      2.49%(2,5)     1.83%(2,5)     192%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                         10.89       15.38%        1,828      2.88%(1,2)     1.39%(1,2)     130%
  1994                         10.07        7.91%          455      2.62%(2)       2.39%(2)       113%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993          11.23        0.81%          102      2.49%(2,5)     2.18%(2,5)     192%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995 FOR CLASSES A, B, AND C WERE $33,396,923, $4,845,598 AND $967,910, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.02% AND 2.57%, RESPECTIVELY, FOR THE YEAR ENDED OCOTBER 31, 1995, 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.57% AND 1.73%, RESPECTIVELY, FOR CLASS B AND 2.84% AND 1.43%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
 *  BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
**   ASSUMES REINVESTMENT  OF  ALL DIVIDENDS  AND  DISTRIBUTIONS, BUT  DOES  NOT
    REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
 FINANCIAL  HIGHLIGHTS  (FOR  A   SHARE  OUTSTANDING  THROUGHOUT  EACH   PERIOD)
   (CONTINUED)

                                                             INCOME FROM
                                                        INVESTMENT OPERATIONS               DIVIDENDS AND DISTRIBUTIONS
                                                  ----------------------------------     ----------------------------------
                                                                 Net
                                                               Realized                               Distributions
                                                                 and                     Dividends       to
                                                               Unrealized                   to        Shareholders
                                   Net Asset        Net          Gain        Total       Shareholders from Net       Tax
                                     Value,       Investment    (Loss)        from       from Net     Realized      return
                                   Beginning       Income         on        Investment   Investment   Gain on         of
                                   of Period       (Loss)      Investments  Operations    Income      Investments  Capital
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $ 10.79        $  0.64      $  0.49      $  1.13      ($ 0.64)     $    --      ($ 0.01)
  1994                               12.08           0.59        (1.08)       (0.49)       (0.59)       (0.21)          --
  1993                               11.92           0.65         0.35         1.00        (0.68)       (0.16)          --
  1992                               11.80           0.74         0.18         0.92        (0.74)       (0.06)          --
  1991                               11.35           0.85         0.61         1.46        (0.86)       (0.15)          --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.56         0.49         1.05        (0.56)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                               10.79           0.55         0.49         1.04        (0.55)          --        (0.01)
  1994                               12.08           0.51        (1.08)       (0.57)       (0.51)       (0.21)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                12.13(3)        0.08        (0.04)        0.04        (0.08)       (0.01)          --


                                                                                                     RATIOS
                                                                                       -----------------------------------
                                                                                       Ratio of
                                                                                          Net         Ratio of
                                                                                       Operating         Net
                                                    Net                      Net       Expenses      Investment
                                                   Asset                    Assets        to           Income
                                    Total         Value,                    End of      Average        (Loss)        Portfolio
                                Dividends and     End of       Total        Period        Net        to Average      Turnover
                                Distributions     Period      Return*      (000's)      Assets       Net Assets      Rate
U.S. Government Income Fund
Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.65)        $11.27       10.78%      $102,718     1.26%(1)       5.81%(1)       245%
  1994                              (0.80)         10.79       (4.15%)      123,257     1.20%(2)       5.19%(2)       126%
  1993                              (0.84)         12.08        8.55%       189,091     1.15%(2)       5.33%(2)       315%
  1992                              (0.80)         11.92        7.98%       151,197     1.15%(2)       6.26%(2)       207%
  1991                              (1.01)         11.80       13.40%        82,400     1.15%(2)       7.24%(2)       309%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.57)         11.27       10.01%         9,641     1.94%(1)       5.04%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        6,813     1.92%(2)       4.53%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.29%         1,286     1.85%(2,5)     3.07%(2,5)     315%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.56)         11.27        9.89%         2,883     2.06%(1)       4.91%(1)       245%
  1994                              (0.72)         10.79       (4.84%)        1,224     1.94%(2)       4.57%(2)       126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         12.08        0.34%           141     1.85%(2,5)     3.89%(2,5)     315%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $114,946,501, $9,210,406 AND $1,823,599, RESPECTIVELY.
(2) DURING THE PERIODS NOTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.23% AND 5.16%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.20% AND 5.28%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.17% AND 6.24%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 1.46% AND 6.93%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.93% AND 4.52%, RESPECTIVELY, FOR CLASS B AND 1.95% AND 4.56%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 1.96% AND 2.96%, ANNUALIZED, RESEPCTIVELY, FOR CLASS B AND 1.96% AND 3.78%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.

Investment Quality Income Fund

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             $  9.67        $  0.71      $  1.21      $  1.92      ($ 0.71)     $    --      $    --
  1994                               11.49           0.68        (1.75)       (1.07)       (0.68)       (0.07)          --
  1993                               10.36           0.68         1.19         1.87        (0.68)       (0.06)          --
  1992                               10.06           0.80         0.30         1.10        (0.80)          --           --
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991                10.00(3)        0.71         0.06         0.77        (0.71)          --           --
Class B,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.65         1.21         1.86        (0.65)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.08        (0.03)        0.05        (0.08)          --           --
Class C,
 YEAR ENDED OCTOBER 31,
  1995                                9.67           0.64         1.21         1.85        (0.64)          --           --
  1994                               11.49           0.61        (1.75)       (1.14)       (0.61)       (0.07)          --
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993                11.52(3)        0.09        (0.03)        0.06        (0.09)          --           --

Class A,
 YEAR ENDED OCTOBER 31,
  1995                             ($0.71)        $10.88       20.49%      $ 45,078     1.44%(1,2)     6.90%(1,2)       8%
  1994                              (0.75)          9.67       (9.61%)       46,922     1.29%(2)       6.47%(2)        33%
  1993                              (0.74)         11.49       18.64%        61,288     1.20%(2)       6.07%(2)        12%
  1992                              (0.80)         10.36       11.21%        29,701     0.95%(2)       7.62%(2)        18%
 DECEMBER 18, 1990 (6)
  TO OCTOBER 31, 1991               (0.71)         10.06        8.11%        17,235     0.82%(2,5)     8.25%(2,5)      19%
Class B,
 YEAR ENDED OCTOBER 31,
  1995                              (0.65)         10.88       19.78%        13,134     2.03%(1,2)     6.15%(1,2)       8%
  1994                              (0.68)          9.67      (10.22%)        6,605     1.92%(2)       5.85%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.08)         11.49        0.45%         1,468     1.84%(2,5)     3.68%(2,5)      12%
Class C,
 YEAR ENDED OCTOBER 31,
  1995                              (0.64)         10.88       19.72%         3,977     2.08%(1,2)     6.18%(1,2)       8%
  1994                              (0.68)          9.67      (10.23%)        2,583     1.90%(2)       6.01%(2)        33%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993               (0.09)         11.49        0.55%           101     1.84%(2,5)     4.83%(2,5)      12%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1995, FOR CLASSES A, B, AND C WERE $45,868,837, $9,544,915 AND $3,229,501, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A PORTION OF ITS FEES AND ASSUMED A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND ASSUMPTIONS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.52% AND 6.82%,
    RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1995, 1.59% AND 6.71%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.50% AND 5.77%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.72% AND 6.85%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 2.11% AND 6.96%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 18, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET AASETS WOULD HAVE BEEN 2.09% AND 6.09%, RESPECTIVELY, FOR CLASS B AND 2.15% AND 6.11%, RESPECTIVELY FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1995, 2.23% AND 5.54%, RESPECTIVELY, FOR CLASS B AND 2.21% AND 5.70%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.07% AND 3.45%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.06% AND 4.61%, ANNUALIZED, RESPECTIVELY, FOR CLASS C FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
----------------------------------
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
(6) COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                   Appendix A

                             DESCRIPTION OF RATINGS

Bond Ratings

-- Moody's Investors Service, Inc.

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

-- Standard & Poor's Corporation

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

-- Fitch Investors Service, Inc.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Short-Term Debt Ratings.

-- Moody's Investors Service, Inc. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

-- Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

-- Fitch Investors Service, Inc. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

-- Duff & Phelps, Inc.   The following ratings are for commercial paper
(defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

-- IBCA Limited or its affiliate IBCA Inc.   Short-term ratings, including
commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1:  Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

-- Thomson BankWatch, Inc. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                   Appendix B

                       Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Oppenheimer Quest Small Cap Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Price Waterhouse LLP
950 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036






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